UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Definitive Proxy Statement

      Definitive Additional Materials
      Soliciting Material under §240.14a-12
Carnival Corporation
Carnival plc
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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      Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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OUR COMPANY

Carnival Corporation & plc (NYSE: CCL and CUK; LSE: CCL) is the largest global cruise company and among the largest leisure travel companies with a portfolio of world-class cruise lines.
Cruising offers a broad range of products and services to suit vacationing guests of many ages, backgrounds and interests. Each brand in our portfolio meets the needs of a distinct set of consumer psychographics and vacation needs which allows us to penetrate large addressable customer segments.

OUR PURPOSE & MISSION
To deliver unforgettable happiness to our guests by providing extraordinary cruise vacations, while honoring the integrity of every ocean we sail, place we visit and life we touch.

CORE VALUES
• Listen & Learn − We listen—actively and inclusively—to make better decisions and learn from our successes and failures.
• Speak Up − We can respectfully share ideas, feedback, concerns and questions with confidence.
• Respect & Protect − We protect what matters—our people, our company and our planet—treating everyone with dignity and respect.
• Always Improving − We always try to do our jobs better and innovate to drive the business forward.
• Better Together − We work collaboratively as a team to successfully deliver on our purpose, mission and goals.
• Guest Obsessed − We put our guests front and center, delighting them at every opportunity.

Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
Letter to Shareholders from our Chief Executive Officer

JOSH WEINSTEIN
Chief Executive
Officer
Dear Fellow Shareholders,
2025 was another strong year that exceeded expectations, setting new records across our business and achieving more milestones, including:
•
Record revenues of $26.6 billion

•
All-time high operating income of $4.5 billion, up 25 percent compared to the prior year

•
Achieved the highest adjusted return on invested capital (“ROIC”) in 19 years

•
Record booking trends with continued strong close-in demand throughout the year

•
Ended 2025 with record year-end customer deposits, up nearly 7 percent year over year

In 2025, we made significant progress strengthening our balance sheet. We successfully completed our $19 billion refinancing plan in less than a year and reduced total debt by over $10 billion since our peak in January 2023. In addition, we surpassed our investment grade leverage metric threshold. These accomplishments enabled us to reinstate our dividend, reflecting both our confidence in the durability of our cash generation and the improvements we have made to our balance sheet.
Looking forward, we are well-positioned to create even greater shareholder value over time as we continue to reinvest in our future. This will be driven by our focus on driving commercial excellence, disciplined newbuild strategy, our expansion of AIDA Evolution-style return-generating ship enhancement initiatives across several of our other cruise lines and our exclusive destination development program.
We continue to strengthen our demand generation efforts to position ourselves for success in 2026 and beyond, while also capturing additional market share from land-based vacation alternatives. Our world-class cruise lines are refining their focus on target markets, sharpening marketing messages and reaching target consumers more efficiently. We are also enhancing our commercial strategies by leveraging AI to improve marketing effectiveness, deliver personalized experiences and drive efficiency gains across all our cruise lines. Together, we believe these initiatives will increase same ship revenues, drive margins and returns higher over time and help to close the price-to-value gap we offer versus to land-based alternatives.
In 2025, we opened our game-changing new exclusive destination, Celebration Key, Grand Bahama, which has already hosted more than one million guests since its July opening. We will continue to build on the success of Celebration Key through planned expansions at some of our other Paradise Collection properties, including RelaxAway, Half Moon Cay and Isla Tropicale (formerly Mahogany Bay) in 2026. In addition, we recently announced the development of Ensenada Bay Village—Treasures of Baja. This destination will showcase the natural beauty of Baja California, Mexico through a blend of adventure, culture and relaxation experiences while benefitting our west coast deployments.

Letter to Shareholders from our Chief Executive Officer

During 2025, we also continued making progress towards our sustainability goals. We reached our 2030 goal ahead of schedule, cutting year-over-year greenhouse gas emissions intensity by 20% relative to our 2019 baseline. Separately, our Less Left Over strategy helped reduce food waste by over 47%, edging closer to our 50% target set for 2030.
In addition, we continue to take actions that will strengthen our ability to deliver long-term shareholder value. We recently announced that our Boards of Directors recommends unifying our dual-listed company framework under a single corporate entity to streamline governance and reporting. This would create a single global share price, reduce administrative costs and is expected to increase liquidity and weighting in major U.S. stock indexes.
Together in 2025, we delivered unforgettable happiness to over 13.5 million people around the world by providing them with extraordinary cruise vacations while honoring the integrity of every ocean we sail, place we visit and life we touch. We are grateful for the efforts of our 160,000 hard-working and dedicated team members who delivered incredible results this year and have set us up well for another step forward in 2026.
Sincerely,
JOSH WEINSTEIN
Chief Executive Officer
February 27, 2026

i	INFORMATION ABOUT ATTENDING THE ANNUAL MEETINGS
ii	VOTING INFORMATION
iii	NOTICE OF 2026 ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS
vi	NOTICE OF 2026 ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS
1	PROXY SUMMARY
1	2025 Business Highlights
2	Corporate Governance Highlights
3	Directors at a Glance
5	Executive Compensation Highlights
6	Shareholder Engagement
7	Corporate Social Responsibility
9	GOVERNANCE AND BOARD MATTERS
9	Proposals 1-11―Re-Election of Directors
9	Governance
10	Nominations of Directors
11	Board Evaluation Process
12	Board Refreshment
13	Board Orientation and Education
13	2026 Nominees for Re-Election to the Boards
26	Board and Committee Governance
38	Non-Executive Director Compensation
41	Related Person Transactions
44	SHARE OWNERSHIP
44	Share Ownership of Certain Beneficial Owners and Management
48	COMPENSATION
48	Proposal 12―Advisory (Non-Binding) Vote to Approve Executive Compensation
49	Proposal 13―Advisory (Non-Binding) Vote to Approve the Carnival plc Directors’ Remuneration Report
50	Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
71	Report of the Compensation Committees
71	Compensation Committee Interlocks and Insider Participation
72	Compensation Tables
78	Potential Payments Upon Termination or Change of Control
81	U.S. CEO Pay Ratio
81	Pay versus Performance
86	AUDIT MATTERS
86	Proposal 14―Appointment of the Independent Auditor of Carnival plc and Ratification of Selection of Independent Registered Public Accounting Firm of Carnival Corporation
86	Proposal 15―Authorization to Determine the Remuneration of Independent Auditor of Carnival plc
87	Report of the Audit Committees
89	Independent Registered Public Accounting Firm
90	OTHER PROPOSALS
90	Proposal 16―Receipt of Accounts and Reports of Carnival plc
91	Proposal 17―Approval of the Grant of Authority to Allot New Carnival plc Shares
91	Proposal 18―Approval of the Disapplication of Pre-Emption Rights Applicable to Carnival plc
94	Proposal 19―Approval of a General Authority to Buy Back Carnival plc Ordinary Shares
96	QUESTIONS AND ANSWERS
96	Questions Applicable to All Shareholders
103	Questions Specific to Shareholders of Carnival Corporation
107	Questions Specific to Shareholders of Carnival plc
109	NON-GAAP FINANCIAL MEASURES—RECONCILIATION TO GAAP
A-1	ANNEX A―CARNIVAL PLC DIRECTORS’ REPORT
B-1	ANNEX B―CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT (PART II)
C-1	ANNEX C―CARNIVAL PLC CORPORATE GOVERNANCE REPORT

Information about Attending the Annual Meetings
You are cordially invited to attend our Annual Meetings of Shareholders:
DATE	TIME	LOCATION
Friday, April 17, 2026	9:00 a.m. (EDT)1 The Carnival plc Annual General Meeting will begin first, followed by the Carnival Corporation Annual Meeting. Shareholders of each may attend both meetings.	Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United States
LIVE VIDEO BROADCAST

Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom, 2:00 p.m. (BST)1
Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors present at the Annual Meetings in Florida, but will not be treated as, or considered to be, “in attendance” at the Annual Meetings.

Details regarding the matters to be voted on are contained in the attached Notices of Annual Meetings of Shareholders and Proxy Statement. Because of the dual listed company arrangement, all voting will take place on a poll (or ballot).
Please read the section “Security Measures” below for further details on how we plan to conduct the meetings to prioritize the safety and security of our employees, shareholders and other stakeholders.
Your vote is important. We encourage you to vote as soon as possible to ensure your vote is recorded promptly, even if you plan to attend the Annual Meetings of Shareholders.

The Boards of Directors recommend that you vote in favor of Proposals 1 through 19.
The Boards of Directors consider the approval of Proposals 1 through 19 to be in the best interests of Carnival Corporation and Carnival plc and their shareholders.

We are furnishing the proxy materials to shareholders on or about February 27, 2026
SECURITY MEASURES	MEETING ADMISSION REQUIREMENTS
Due to security measures, all bags will be subject to search, and all persons who attend the meeting will be subject to a metal detector and/or a hand wand search. We will be unable to admit anyone who does not comply with these security procedures.

Attendance at the Annual Meeting of Carnival Corporation Shareholders is limited to shareholders and their duly appointed proxies or corporate representatives. Each attendee will be asked to present valid government-issued picture identification, such as a driver’s license or passport.
Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date (February 17, 2026).

1
Or as soon thereafter as the special meetings of the shareholders of Carnival Corporation and Carnival plc and the Carnival plc court meeting (the “Special Meetings”) shall have been concluded or adjourned. The Special Meetings will be held immediately prior to the Annual Meetings of Shareholders to consider the proposed unification of the DLC structure under a single company, Carnival Corporation, with Carnival plc as its wholly-owned UK subsidiary, the shifting of Carnival Corporation’s legal incorporation from Panama to Bermuda under the name Carnival Corporation Ltd., and the related approvals.

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | i

Voting Information
YOUR VOTE IS IMPORTANT.
We encourage you to vote as soon as possible, even if you plan to attend the Annual Meetings of Shareholders.
ELIGIBILITY TO VOTE
All eligible shareholders may vote in person at the 2026 Annual Meetings of Shareholders. Please refer to details about how to vote in person in the “Question and Answers” section.
Carnival Corporation Shareholders	Carnival plc Shareholders
You are eligible to vote if you were a shareholder as of the close of business (EDT) on February 17, 2026.	You are eligible to vote if you are a shareholder as of 6:30 p.m. (BST) on April 15, 2026.

HOW TO VOTE
REGISTERED HOLDERS
To make sure your vote is counted, please cast your vote as soon as possible by one of the following methods:
Voting Method	Carnival Corporation Shareholders	Carnival plc Shareholders
Internet	www.proxyvote.com, 24/7	www.shareview.co.uk, 24/7
Telephone	1-800-690-6903 (toll-free)	N/A
CREST	N/A	Using CREST electronic proxy appointment service (if you hold your shares through CREST)
Mobile Device	Scan the QR code	Scan the QR code
Mail	Complete and mail your signed form	Complete and mail your signed proxy form
At the Meeting	Attend the annual meeting and cast your ballot	Attend the annual meeting and cast your ballot
BENEFICIAL OWNERS (HOLDERS IN STREET NAME): your bank or broker will provide you with instructions on how to vote.
ENROLL FOR ELECTRONIC DELIVERY
We encourage shareholders to sign up to receive future proxy materials electronically. If you have not already enrolled, please consider doing so as it:
• is simple and convenient	• saves time and money	• is environmentally friendly
	Carnival Corporation Shareholders	Carnival plc Shareholders
Internet	www.investordelivery.com	www.shareview.co.uk
Mobile Device	Scan the QR code	Scan the QR code
ii | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States
Notice of 2026 Annual Meeting of Carnival Corporation Shareholders
We are pleased to invite you to attend Carnival Corporation’s 2026 Annual Meeting of Carnival Corporation Shareholders.
WHEN	WHERE	ELIGIBILITY TO VOTE AND RECORD DATE
Friday, April 17, 2026 9:00 a.m. (EDT)1	Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United States
The Board of Directors set February 17, 2026 as the record date for the Annual Meeting of Carnival Corporation Shareholders. This means that our shareholders as of the close of business on that date are entitled to receive this notice of the meeting and vote their shares.

Items of Business			Board Recommendation	Page Reference
1-11	To re-elect 11 Directors, each to serve as a Director of Carnival Corporation and as a Director of Carnival plc		FOR each Director nominee	9
	1	To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	16
	2	To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	16
	3	To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	17
	4	To re-elect Nelda J. Connors as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	18
	5	To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	19
	6	To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	20
	7	To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	21
	8	To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	22
	9	To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	23
	10	To re-elect Josh Weinstein as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	24
	11	To re-elect Randall Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	25
12	To hold a (non-binding) advisory vote to approve executive compensation.		FOR	48

1
Or as soon thereafter as the Special Meetings shall have been concluded or adjourned.

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | iii

Notice of 2026 Annual Meeting of Carnival Corporation Shareholders

Items of Business		Board Recommendation	Page Reference
13	To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (in accordance with legal requirements applicable to UK companies).	FOR	49
14	To appoint Deloitte LLP as independent auditor of Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation.	FOR	86
15	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditor of Carnival plc (in accordance with legal requirements applicable to UK companies).	FOR	86
16	To receive the accounts and reports of the Directors and auditor of Carnival plc for the year ended November 30, 2025 (in accordance with legal requirements applicable to UK companies).	FOR	90
17	To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).	FOR	91
18	To approve, subject to Proposal 17 passing, the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc (in accordance with customary practice for UK companies).	FOR	91
19	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buyback programs).	FOR	94
20	To transact such other business as may properly come before the meeting.
How to Vote
Your vote is important. Please review the proxy materials for the 2026 Annual Meeting of Carnival Corporation Shareholders and follow the instructions.
	INTERNET	TELEPHONE	MOBILE DEVICE	MAIL	AT THE MEETING
Registered Holders	www.proxyvote.com 24/7	Call 1-800-690-6903 (toll-free)	Scan the QR code	Complete and mail your signed form in the postage-paid envelope	Attend the annual meeting and cast your ballot
Beneficial Owners (Holders in Street Name)	Follow the instructions provided by your broker, bank or other nominee			Return a properly executed voting instruction form by mail, depending upon the methods your broker, bank or other nominee makes available	To attend the annual meeting, you will need proof of ownership and a legal proxy from your broker, bank or other nominee
Deadline	11:59 p.m. Eastern Time on April 16, 2026, if you are a registered holder			If you are a beneficial owner, please refer to the information provided by your broker, bank or other nominee
iv | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Notice of 2026 Annual Meeting of Carnival Corporation Shareholders

Meeting Admission Requirements
Attendance at the Annual Meeting of Carnival Corporation Shareholders is limited to shareholders and their duly appointed proxies or corporate representatives. Each attendee will be asked to present valid government-issued picture identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date (February 17, 2026). Additional requirements are included in the “Security Measures” section above.

Notice of Internet Availability
Carnival Corporation is continuing to take advantage of U.S. Securities and Exchange Commission (“SEC”) rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials instead of a full set of proxy materials, unless they previously requested to receive printed copies.
If you receive this one-page notice, you will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all of the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials.
All Carnival Corporation shareholders are urged to follow the instructions in the notice and submit their votes using one of the voting methods described in the proxy materials. If you receive a printed copy of the proxy materials, the accompanying envelope for return of the proxy card requires no postage.
Any shareholder attending the Annual Meeting of Carnival Corporation Shareholders in Miami, Florida may personally vote on all matters that are considered, in which event any previously submitted proxy will be revoked.

On Behalf of the Board of Directors,
DOREEN S. FURNARI Company Secretary January 27, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON APRIL 17, 2026	The Notice of Annual Meetings of Shareholders, Proxy Statement and the Annual Report are available on our websites at www.carnivalcorp.com and www.carnivalplc.com.
CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | v

(incorporated and registered in England and Wales under number 4039524)	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
Notice of 2026 Annual General Meeting of Carnival plc Shareholders
THIS NOTICE OF ANNUAL GENERAL MEETING IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to any aspect of the proposals referred to in this document or as to the action you should take, you should immediately consult your stockbroker, bank manager, solicitor, accountant or other independent financial advisor authorized under the UK Financial Services and Markets Act 2000.	If you have sold or otherwise transferred all your shares in Carnival plc, please send this document and the accompanying documents to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.
NOTICE IS HEREBY GIVEN that an ANNUAL GENERAL MEETING of Carnival plc will be held:
WHEN	WHERE	ELIGIBILITY TO VOTE
Friday, April 17, 2026 9:00 a.m. (EDT)1	Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United States
Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 15, 2026 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 15, 2026 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

LIVE VIDEO BROADCAST

Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom, 2:00 p.m. (BST)1
Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors present at the Annual Meetings in Florida, but will not be treated as, or considered to be, “in attendance” at the Annual Meetings.

1
Or as soon thereafter as the Special Meetings shall have been concluded or adjourned.

vi | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Notice of 2026 Annual General Meeting of Carnival plc Shareholders

The meeting will be held for the purpose of considering and, if thought fit, passing the resolutions described below:
Proposals	Vote Required
• Proposals 1 through 17 will be proposed as ordinary resolutions.	For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and the Annual Meeting of Carnival Corporation Shareholders.
• Proposals 18 and 19 will be proposed as special resolutions.	For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and the Annual Meeting of Carnival Corporation Shareholders.
Proposals			Board Recommendation	Page Reference
1-11	RE-ELECTION OF 11 DIRECTORS NAMED IN THIS PROXY STATEMENT To re-elect 11 Directors, each to serve as a Director of Carnival Corporation and as a Director of Carnival plc		FOR each Director nominee	9
	1	To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	16
	2	To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	16
	3	To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	17
	4	To re-elect Nelda J. Connors as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	18
	5	To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	19
	6	To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	20
	7	To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	21
	8	To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	22
	9	To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	23
	10	To re-elect Josh Weinstein as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	24
	11	To re-elect Randall Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	25
12	EXECUTIVE COMPENSATION		FOR	48
	12	To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies).	FOR	48
13	DIRECTORS’ REMUNERATION REPORT		FOR	49
	13	To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (as set out in the annual report for the year ended November 30, 2025).	FOR	49
14- 15	APPOINTMENT AND REMUNERATION OF CARNIVAL PLC AUDITOR AND RATIFICATION OF CARNIVAL CORPORATION AUDITOR		FOR	86
	14	To appoint Deloitte LLP as independent auditor of Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation.	FOR	86
CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | vii

Notice of 2026 Annual General Meeting of Carnival plc Shareholders

Proposals			Board Recommendation	Page Reference
	15	To authorize the Audit Committee of the Board of Directors of Carnival plc to determine the remuneration of the independent auditor of Carnival plc.	FOR	86
16	ACCOUNTS AND REPORTS To receive the accounts and the reports of the Directors and auditor of Carnival plc for the year ended November 30, 2025.		FOR	90
17
ALLOTMENT OF SHARES
THAT the Directors of Carnival plc be and they are hereby authorized to allot shares in Carnival plc and to grant rights to subscribe for or convert any security into shares in Carnival plc:
(a)
up to an aggregate nominal amount of $104,295,964 (such amount to be reduced by the nominal amount allotted or granted under paragraph (b) below in excess of such sum); and

(b)
up to an aggregate nominal amount of $208,591,929 (such amount to be reduced by any allotments or grants made under paragraph (a) above) in connection with or pursuant to an offer of or invitation to apply for equity securities by way of a pre-emptive offer or invitation (including a rights issue or an open offer):

•
to ordinary shareholders in proportion (as nearly as may be practicable) to their holdings of ordinary shares on the record date for such allotment; and

•
to holders of any other class of equity securities as required by the rights of those securities or as the Directors of Carnival plc otherwise consider necessary,

and so that the Directors of Carnival plc may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorities to apply until the end of next year’s Carnival plc Annual General Meeting (or, if earlier, until the close of business on July 16, 2027) but, in each case, Carnival plc may, before the expiry of such authorities, make offers and enter into agreements which would, or might, require shares to be allotted or rights to subscribe for or convert securities into shares to be granted after the authorities expire and the Directors of Carnival plc may allot shares or grant rights to subscribe for or convert securities into shares under, or in pursuance of, any such offer or agreement as if the authorities had not expired.
			FOR	91
18
DISAPPLICATION OF PRE-EMPTION RIGHTS
THAT, subject to Proposal 17 passing, the Directors of Carnival plc be given power to allot equity securities (as defined in the UK Companies Act 2006 (the “Companies Act”)) for cash under the authority given by that resolution and/or to sell ordinary shares held by Carnival plc as treasury shares for cash as if Section 561 of the Companies Act did not apply to any such allotment or sale, such power to be limited:
(a)
to the allotment of equity securities and sale of treasury shares for cash in connection with or pursuant to an offer of, or invitation to apply for, equity securities (but in the case of the authority granted under paragraph (b) of Proposal 17, by way of a pre-emptive offer or invitation (including a rights issue or open offer):

•
to ordinary shareholders in proportion (as nearly as may be practicable) to their holdings of ordinary shares on the record date for such allotment or sale; and

•
to holders of any other class of equity securities, as required by the rights of those securities, or as the Directors of Carnival plc otherwise consider necessary,

and so that the Directors of Carnival plc may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter;
			FOR	91
viii | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Notice of 2026 Annual General Meeting of Carnival plc Shareholders

Proposals	Board Recommendation	Page Reference

(b)
in the case of the authority granted under paragraph (a) of Proposal 17 and/or in the case of any sale of treasury shares for cash, to the allotment of equity securities or sale of treasury shares (otherwise than under paragraph (a) above or paragraph (c) below) up to a nominal amount of $31,288,789; and

(c)
in the case of the authority granted under paragraph (a) of Proposal 17 and/or in the case of any sale of treasury shares for cash, to the allotment of equity securities or sale of treasury shares (otherwise than under paragraphs (a) or (b) above) up to a nominal amount equal to 20 percent of any allotment of equity securities or sale of treasury shares from time to time under paragraph (b) above, such authority to be used only for the purposes of making a follow-on offer which the Directors of Carnival plc determine to be of a kind contemplated by paragraph 3 of Part 2B of the Statement of Principles on Disapplying Pre-Emption Rights most recently published by the Pre-Emption Group prior to the date of this notice, such power to apply until the end of next year’s Carnival plc Annual General Meeting (or, if earlier, until the close of business on July 16, 2027) but, in each case, Carnival plc, before the expiry of such power, may make offers, and enter into agreements, which would, or might, require equity securities to be allotted (and/or treasury shares to be sold) after the power expires and the Directors of Carnival plc may allot equity securities (and sell treasury shares) under, or in pursuance of, any such offer or agreement as if the power had not expired.

19
GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES
THAT Carnival plc be and is generally and unconditionally authorized to make market purchases (within the meaning of Section 693(4) of the UK Companies Act 2006) of ordinary shares of $1.66 each in the capital of Carnival plc on such terms and in such manner as the Directors of Carnival plc may determine, and where such shares are held as treasury shares, Carnival plc may use them for the purposes of its employee share schemes, subject to the following conditions:
(a)
the maximum number of ordinary shares authorized to be acquired is 18,848,668;

(b)
the minimum price (exclusive of expenses) which may be paid for an ordinary share is $1.66;

(c)
the maximum price (exclusive of expenses) which may be paid for an ordinary share is an amount equal to the higher of:

•
105% of the average of the middle market quotations for an ordinary share of Carnival plc, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and

•
the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share on the trading venues where the purchase is carried out; and

(d)
unless previously revoked or renewed, this authority shall expire at the end of next year’s Carnival plc Annual General Meeting (or, if earlier, at close of business on July 16, 2027), but Carnival plc may, before the expiry of this authority, make contracts to purchase ordinary shares that would or might be executed wholly or partly after this authority expires and Carnival plc may make purchases of ordinary shares under any such contract as if this authority had not expired.

	FOR	94
There are 19 Proposals that require shareholder approval at the Annual General Meeting this year. The Directors unanimously recommend that you vote in favor of Proposals 1 through 19.
The Directors encourage you to submit your vote using one of the voting methods described herein. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting in person should you so choose.

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | ix

Notice of 2026 Annual General Meeting of Carnival plc Shareholders

Voting Arrangements for Carnival plc Shareholders
Your vote is important. Carnival plc shareholders can vote in any of the following three ways:
1.
by attending the Annual General Meeting and voting in person or, in the case of corporate shareholders, by corporate representatives;

2.
by appointing a proxy to attend and vote on their behalf, using the proxy form enclosed with this Notice of Annual General Meeting; or

3.
by voting electronically as described below.

VOTING IN PERSON

If you come to the Annual General Meeting, please bring the attendance card (attached to the enclosed proxy form) with you. This will mean you can register more quickly.
In order to attend and vote at the Annual General Meeting, a corporate shareholder may appoint one or more individuals to act as its representative. The appointment must comply with the requirements of Section 323 of the Companies Act. Each representative should bring evidence of their appointment, including any authority under which it is signed, to the meeting. If you are a corporation and are considering appointing a corporate representative to represent you and vote your shareholding in Carnival plc at the Annual General Meeting, you are strongly encouraged to pre-register your corporate representative to make registration on the day of the meeting more efficient. In order to pre-register, please email your Letter of Representation to Carnival plc’s registrars, Equiniti Limited, at proxyvotes@equiniti.com.
Please note that each shareholder or their duly appointed proxies and corporate representatives will be required to comply with the “Meeting Admission Requirements” and “Security Measures” in the “Information about Attending the Annual Meetings” section preceding the Carnival plc Notice of Annual General Meeting.
Please note that shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be treated as, or considered to be, “in attendance” at the Annual Meetings and therefore will not be able to vote in person from Southampton.

VOTING BY PROXY

A shareholder entitled to attend and vote at the meeting is entitled to appoint a proxy to exercise all or any of their rights to attend, speak and vote in his or her stead. A proxy need not be a shareholder of Carnival plc. A shareholder may appoint more than one proxy provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. To appoint more than one proxy, please follow the notes contained in the proxy form. A person who is nominated to enjoy information rights in accordance with Section 146 of the Companies Act, but who is not a shareholder, is not entitled to appoint a proxy. Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton.
If you are a person nominated to enjoy information rights in accordance with Section 146 of the Companies Act you may have a right under an agreement between you and the member by whom you were nominated to be appointed, or to have someone else appointed, as a proxy for the meeting. If you have no such right, or you have such a right but do not wish to exercise it, you may have a right under such an agreement to give instructions to the member as to the exercise of voting rights.
To be effective, a duly completed proxy form and the authority (if any) under which it is signed, or a notarially certified copy of such authority, must be deposited (whether delivered personally or by post) at the offices of Carnival plc’s registrars as soon as possible and in any event by no later than 2:00 p.m. (BST) on April 15, 2026.

x | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Notice of 2026 Annual General Meeting of Carnival plc Shareholders

Equiniti Limited Aspect House Spencer Road Lancing BN99 6DA United Kingdom
Alternatively, a proxy vote may be submitted via the Internet in accordance with the instructions set out on the proxy form.
In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which names stand on the register of shareholders of Carnival plc in respect of the relevant joint holding.
If you are a member of CREST, you may register the appointment of a proxy by using the CREST electronic proxy appointment service. In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual, which can be viewed at www.euroclear.com. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID RA19) by the latest time(s) for receipt of proxy appointments specified in the Notice of Annual General Meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time, any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means. CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his or her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. Carnival plc may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.
If you are an institutional investor, you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by Carnival plc and approved by the registrar. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged by 2:00 p.m. (BST) on April 15, 2026 in order to be considered valid. Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.

VOTING ELECTRONICALLY

Shareholders are entitled to vote online at www.shareview.co.uk. First, please log in to your Shareview Portfolio. Once you have logged in, simply click “View” on the “My Investments” page and then click on the link to vote and follow the on-screen instructions If you have not yet registered for a
Shareview Portfolio, please go to www.shareview.co.uk and enter the requested information. Shareholders voting electronically should vote as soon as possible, and in any event by no later than 2:00 p.m. (BST) on April 15, 2026. of any person to attend or vote at the meeting.

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | xi

Notice of 2026 Annual General Meeting of Carnival plc Shareholders

SHAREHOLDERS WHO ARE ENTITLED TO ATTEND OR VOTE

Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 15, 2026 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 15, 2026 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

Asking Questions at the Meeting
Any shareholder attending the meeting has the right to ask questions. Carnival plc must cause to be answered any such question relating to the business being dealt with at the meeting, but no such answer need be given if:
•
to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information;

•
the answer has already been given on a website in the form of an answer to a question; or

•
it is undesirable in the interests of Carnival plc or the good order of the meeting that the question be answered.

Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors present at the Annual Meetings in Florida, but will not be treated as, or considered to be, “in attendance” at the Annual General Meeting.

Documents Available for Inspection
Copies of all letters of appointment between each Director and Carnival plc will be available for inspection during normal business hours on any weekday (public holidays excluded) at the registered office of
Carnival plc from the date of this notice until and including the date of the meeting and at the place of the meeting for at least 15 minutes prior to and during the meeting.

Rights Under Sections 338 and 338A
Under Sections 338 and 338A of the Companies Act, shareholders meeting the threshold requirements in those Sections have the right to require Carnival plc: (i) to give, to shareholders of Carnival plc entitled to receive notice of the meeting, notice of a resolution which may properly be moved and is intended to be moved at the meeting and/or (ii) to include in the business to be dealt with at the meeting any matter (other than a proposed resolution) which may be properly included in the business unless (a) (in the case of a resolution only) it would, if passed, be ineffective, (b) it is defamatory of any person, or (c) it is frivolous or vexatious. Such a request may be in hard copy form or in electronic form, must identify the resolution of which notice is to be given or the matter to be included in the business, must be authorized by the person or persons making it, must be received by Carnival plc not later than March 6, 2026, being the date six clear weeks before the meeting, and (in the case of a matter to be included in the business only) must be accompanied by a statement setting out the grounds for the request.

xii | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Notice of 2026 Annual General Meeting of Carnival plc Shareholders

Website Materials
This Proxy Statement and other information required by Section 311A of the Companies Act have been posted on our websites at www.carnivalcorp.com and www.carnivalplc.com.
You may not use any electronic address (within the meaning of Section 333 of the Companies Act) provided in this Proxy Statement (or in any related documents including the proxy form) to communicate with Carnival plc for any purposes other than those expressly stated.
Under Section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that Section have the right to require Carnival plc to publish on a website a statement setting out any matter relating to:
•
the audit of Carnival plc’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the Annual General Meeting; or

•
any circumstance connected with an auditor of Carnival plc ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with Section 437 of the Companies Act.

Carnival plc may not require the shareholders requesting any such website publication to pay its expenses in complying with Sections 527 or 528 of the Companies Act. Where Carnival plc is required to place a statement on a website under Section 527 of the Companies Act, it must forward the statement to Carnival plc’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the Annual General Meeting includes any statement that Carnival plc has been required under Section 527 of the Companies Act to publish on a website.

By Order of the Board of Directors,
DOREEN S. FURNARI Company Secretary January 27, 2026
REGISTERED OFFICE
Carnival House | 100 Harbour Parade | Southampton SO15 1ST | United Kingdom
CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | xiii

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider.
You should read the entire Proxy Statement carefully before voting.

2025 Business Highlights

>13.6 Million

guests carried

Opened Celebration Key, Grand Bahama

our newest exclusive destination

~15%

reduction in absolute GHG emissions as compared to our peak year of 2011

$26.6 Billion

record total revenue

$2.8 Billion

net income
~45% increase vs. 2024

>25%

debt reduction since our Jan. 2023 peak ($9 billion)

2026 SEA Change Targets

Achieved 18 months in advance

Investment Grade Leverage Metrics

Dividend Reinstatement

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 1

Proxy Summary
Corporate Governance Highlights
Corporate Governance Highlights
Corporate Governance Best Practices

9 of our 11 Directors are independent, including all members of the Audit, Compensation, Compliance, Health, Environmental, Safety and Security (“HESS”) and Nominating & Governance (“N&G”) Committees

Presiding Director and Senior Independent Director, with defined responsibilities

Backgrounds and qualifications of Directors represent a variety of skills, attributes, experiences and perspectives

Balance of new and experienced Directors

Majority voting for Directors in uncontested elections

Stock ownership policy for Directors and executives

Director overboarding policy (included in our Corporate Governance Guidelines)

Annual Director evaluation and Committee assessment to ensure Board effectiveness, supplemented by third party independent evaluations as needed

Regular shareholder engagement, including participation of independent Directors

All Directors attended over 75% of fiscal 2025 meetings

Regular executive sessions of independent Directors

Robust risk oversight

Board review of our financial performance, strategy and succession planning

Code of Business Conduct and Ethics

Commitment to corporate social responsibility and sustainability

Comprehensive processes to support reporting of concerns, including anonymously via a dedicated hotline

Coordinated internal audit, compliance and incident investigation functions with reporting lines to relevant Board Committees

Our governance documents, including the Corporate Governance Guidelines, the Committee Charters and the Code of Business Conduct and Ethics, are available at www.carnivalcorp.com/governance and www.carnivalplc.com/governance.
2 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Proxy Summary
Directors at a Glance
Directors at a Glance
As of November 30, 2025
Experiences, Competencies & Skills	Director Nominees with this Skill	Experiences, Competencies & Skills	Director Nominees with this Skill
Travel, Leisure & Hospitality		Corporate Governance
Maritime & Health, Safety and Environmental (“HSE”)		Strategy, Operations & Risk Management
CEO / Senior Leadership		Media, Marketing & Retail
International Perspective		Technology & Cybersecurity
Finance & Accounting		Government, Legal & Regulatory
CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 3

Proxy Summary
Directors at a Glance
Name and Occupation	Age	Independent	Carnival Corporation and Carnival plc Director Since	Committee Memberships
Micky Arison Chair of the Board of Directors, Carnival Corporation & plc	76		Carnival Corporation: 1987 Carnival plc: 2003
Sir Jonathon Band Former First Sea Lord and Chief of Naval Staff, the British Navy	76		2010	HESS (Chair), Compliance, N&G
Jason Glen Cahilly Chief Executive Officer, Dragon Group LLC	55		2017	Audit, Compensation
Nelda J. Connors Chair and Chief Executive Officer, Pine Grove Holdings, LLC	60		2024	HESS
Helen Deeble Former Chief Executive Officer, P&O Ferries Division Holdings Ltd	64		2016	Compensation, HESS
Jeffrey J. Gearhart Former Executive Vice President, Global Governance and Corporate Secretary, Walmart, Inc.	61		2020	Compliance (Chair), Audit
Katie Lahey Former Chair, Korn Ferry Australasia	75		2019	HESS, N&G
Stuart Subotnick President and Chief Executive Officer, Metromedia Company	84		Carnival Corporation: 1987 Carnival plc: 2003	N&G (Chair), Audit, Compliance
Laura Weil Founder and Managing Partner, Village Lane Advisory LLC	69		2007	Audit (Chair), Compensation, Compliance
Josh Weinstein Chief Executive Officer, Carnival Corporation & plc	51		2022
Randall Weisenburger Managing Member, Mile 26 Capital LLC	67		2009	Compensation (Chair), Compliance, HESS, N&G

Presiding Director and Senior Independent Director

4 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Proxy Summary
Executive Compensation Highlights
Executive Compensation Highlights
COMPENSATION POLICIES AND PRACTICES

What We Do	What We Don’t Do

Independent Compensation Committees that review and approve all compensation for our Named Executive Officers

Independent compensation consultant

Annual Say-on-Pay vote

Stock ownership policy for Directors and Executive Officers

Compensation Committees assess compensation practices to deter excessive risk-taking

Pay-for-performance philosophy

Mix of compensation which includes short-term cash and long-term equity-based compensation

Performance-based shares include a relative total shareholder return (“TSR”) metric measuring performance against a travel and leisure index

Robust clawback policy and other clawback provisions in annual bonus plan and equity grant agreements

No guaranteed or unlimited incentive payouts in our annual bonus plan

No evergreen provisions in our equity plan

No short sales, short-term hedging or margin sales of our securities

No stock option repricing

No liberal share recycling of stock options or stock appreciation rights

No pension plans or supplemental deferred compensation or retirement plans for our Named Executive Officers

No single-trigger change in control equity vesting

No Section 280G gross-up payments in the event of change of control

PRINCIPAL COMPENSATION OBJECTIVES

We believe that our executive compensation program should be appropriately tailored to balance short-term and long-term compensation opportunities to enable Carnival Corporation and Carnival plc to meet short-term objectives while continuing to produce value for their shareholders over the long-term and supporting a strong focus on retention. Our executive compensation program is designed to:

Reward results and effective strategic leadership through the use of both short-term and long-term incentives, taking into account each executive’s performance, experience and responsibilities.	Align executive interests with those of our shareholders by making a substantial portion of compensation at risk and performance-based.	Remain competitive in the marketplace in order to attract, motivate and retain our talent that we believe is necessary to achieve our financial and strategic goals.
CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 5

Proxy Summary
Shareholder Engagement
TOTAL TARGET COMPENSATION MIX(1)
(1)
At-risk compensation includes the Annual Incentive Bonus that is subject to performance criteria and the Long-Term Equity Incentives, some of which are subject to performance criteria and all of which are subject to change in value based on share price movements during the vesting period.

Shareholder Engagement
Carnival Corporation & plc has a long-standing shareholder outreach program, and we believe constructive dialogue with our shareholders is a fundamental pillar of effective corporate governance. We engage routinely throughout the year with our shareholders on a variety of topics relevant to the long-term success of our business.
Our engagement program is primarily led by our investor relations team and our Chief Executive Officer (“CEO”), with support from other members of senior management. In certain situations, meetings might include our Chair of the Boards, Chairs of Board Committees or our Presiding Director and Senior Independent Director (who is also the Chair of our Compensation Committees). Non-Executive Directors participate in select engagements to share their perspective and receive feedback directly from our shareholders, as appropriate. We believe this multifaceted shareholder engagement process allows for shareholder feedback and concerns to be appropriately considered and addressed by management and the Boards.
Throughout fiscal 2025, we engaged with a significant number of our shareholders. Our Chair of the Boards, CEO, Presiding Director and Senior Independent Director (who is also the Chair of our Compensation Committees) and certain other members of senior management participated in select meetings with shareholders during the year. Our dialogues covered several topics of significance to us and our shareholders, including:
•
updates on our strategic, financial and operating priorities and recent performance;

•
our executive compensation program and related disclosures for 2025;

•
Board refreshment, Board composition and skills; and

•
progress on our environmental, health, safety and sustainability initiatives, including our emission reduction strategy.

We also engaged with our retail shareholders throughout the year. Retail shareholders as well as all other shareholders are given the opportunity to attend our Annual Meetings of Shareholders as well as ask questions and share their feedback with members of our Boards and management. In addition, our investor relations team routinely responds to questions and comments from retail shareholders and shares them with other departments and the Boards, as appropriate. All shareholders, including retail shareholders, may also communicate with the Boards or the Senior Independent Director by writing to the attention of the Company Secretary of Carnival Corporation & plc at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States.
The feedback we receive as part of our engagement efforts is shared with our senior management, full Boards and relevant Committees, as appropriate, who use it to inform decision-making regarding our practices, policies, and disclosures. For example, shareholder input informed our inclusion of a detailed skills matrix in our Proxy Statement. In the past, shareholder feedback was also an important input to our Compensation Committees’ decision-making processes regarding our executive compensation program.

6 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Proxy Summary
Corporate Social Responsibility
Corporate Social Responsibility
SUSTAINABILITY AND THE ENVIRONMENT

Sustainability forms an important element of our business strategy. Our efforts to promote the safety and well-being of our guests and crew, protect the environment, create opportunities for our workforce, build strong relationships and support the communities we operate in and visit, reflect our core values and are key to our long-term success.
In 2021, we established sustainability goals for 2030, building on the momentum of our successful achievement of our 2020 sustainability goals.
During 2024, we conducted a comprehensive review of our 2030 sustainability goals to align with our ongoing progress. This review resulted in strategic refinements to our sustainability roadmap, including the revision of existing goals, establishment of new targets, and retirement of previously achieved goals. As part of the process, we also reorganized our sustainability focus areas into two overarching themes, People and Planet. Our People focus areas include Well-Being, Inclusion and Belonging and Sustainable Tourism. Our Planet focus areas include Climate Action, Circular Economy and Biodiversity and Conservation.
In addition to our 2030 goals, we are pursuing our aspiration of net zero emissions by 2050. Achieving this goal will require energy sources and technologies that do not yet exist at scale. While fossil fuels are currently the only scalable and commercially viable option for our industry, we are closely monitoring technology developments and pioneering important sustainability initiatives in the cruise industry.

Additionally, to provide a path to net zero emissions, alternative low greenhouse gas (“GHG”) emission fuels will be necessary for the maritime industry; however, there are significant supply and cost challenges that must be resolved before viability is reached. Without clarity on low and zero carbon fuel availability, we are not currently able to make absolute emissions reduction commitments along a prescribed timeline. In our view, a commitment to achieve an absolute greenhouse gas emission reduction pathway without a clear understanding of how this will be achieved is not aligned with our approach to goal setting. While we continue to pursue our aspiration of net zero emissions from ship operations, our defined goals and targets are set based on feasible, achievable, and available pathways based on existing and emerging technologies, available fuel alternatives and proven infrastructure.
To incentivize performance on our sustainability priorities, our executive compensation program in 2025 also included quantitative environmental and sustainability metrics in the Management Incentive Plan bonus and the performance-based equity grants.
For further information on our sustainability efforts and progress, including our 2030 sustainability goals, please refer to our Sustainability Reports which are not incorporated in this document and can be viewed at www.carnivalcorp.com and www.carnivalplc.com.

PROMOTING EMPLOYEE WELLNESS

We continue to bring together many cultures, backgrounds, beliefs and points of view and treat every person with dignity, courtesy and respect. We are expanding our efforts to include global wellness standards for employees. We believe that valuing and supporting employee wellbeing, as well as fostering optimal health and wellness, are crucial to sustaining the success of our business. We strive to achieve greater performance and satisfaction through wellness standards focused on the financial, benefits, safety, psychological, social and physical needs of our employees. In addition, we believe a focus on wellness will lead to greater employee satisfaction, reduced turnover and identification as an employer of choice.

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 7

Proxy Summary
Corporate Social Responsibility
INVESTING IN OUR COMMUNITIES

Sustainable tourism is one of our ongoing priorities. Every year we find new ways to foster shared value, mutual growth and goodwill with our destination partners. Please refer to our 2025 Sustainability Report (which is not incorporated in this document), available at www.carnivalcorp.com and www.carnivalplc.com, for our sustainable tourism updates and our efforts to address pressing needs in our communities.
Through Carnival Foundation, which oversees many of our philanthropic endeavors, we are also dedicated to creating positive change through empowering youth, enhancing education and strengthening families in the communities where we live and work.
Carnival Foundation and the brands of Carnival Corporation & plc support a broad spectrum of organizations that positively impact thousands of youth and families each year through charitable giving, in-kind donations and volunteerism. Whether it is providing job training to the homeless, preserving and protecting the environment, furthering medical research or investing in our future through education and mentoring, the reach of Carnival Foundation is all-encompassing.
Carnival Foundation’s contributions are spread to communities where the brands operate, but focus on organizations in South Florida, where Carnival Corporation & plc is headquartered.
During times of crisis, Carnival Foundation works closely with national and international relief organizations, coordinating corporate and employee donations for emergencies, such as hurricanes in the U.S. and in the Caribbean.

8 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Governance and Board Matters
Governance
Governance Philosophy

We are committed to governance policies and practices so that shareholder and other stakeholder interests are represented in a thoughtful and independent manner. Sound principles of corporate governance are critical to obtaining and retaining the trust of investors. They are also vital in securing respect from other key stakeholders and interested parties, including our workforce, guests and suppliers, the communities in which we conduct business, government officials and the public-at-large. We believe that our governance framework contributes to the delivery of our corporate strategy in a number of ways. The Boards and our Board Committees support our senior management in the development, refinement and execution of our corporate strategy by providing independent oversight and valuable input based on their wealth of knowledge and experience in their areas of expertise. The Boards also oversee our risk review and assessment processes, while our Board Committees provide oversight over risks within their area of remit, all of which are incorporated into our strategic planning.

LISTED ARRANGEMENT CONSIDERATIONS

Carnival Corporation and Carnival plc operate under a dual listed company (“DLC”) arrangement with primary stock listings in the United States (“U.S.”) and the United Kingdom (“UK”). Accordingly, we implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. While there are customs or practices that differ between the two countries, we believe our corporate governance framework effectively addresses the corporate governance requirements of both the U.S. and the UK.
In December 2025, we announced that the Boards of Directors recommend unifying our DLC arrangement under a single company, Carnival Corporation, listed solely on the New York Stock Exchange, with Carnival plc as its wholly owned UK subsidiary. Under this plan, Carnival plc shareholders would receive Carnival Corporation shares on a one-for-one basis, and Carnival plc shares and American Depositary Receipts would be de-listed from both the London Stock Exchange and the New York Stock Exchange, respectively. This would create a single global share price, streamline governance and reporting, reduce administrative costs and is expected to increase liquidity and weighting in major U.S. stock indexes, all of which we believe will strengthen our ability to deliver long-term shareholder value. Carnival Corporation also proposes shifting its legal incorporation from Panama to Bermuda under the name Carnival Corporation Ltd., a jurisdiction widely

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 9

Governance and Board Matters
Nominations of Directors
recognized and aligned with international financial standards. There will be no material changes to the company’s business fundamentals, including strategy, underlying assets and operations or to the company’s commitment to the vital UK market. The unification and legal incorporation in Bermuda are expected to preserve key shareholder voting and economic rights.
These proposals will be subject to certain conditions, including the approval of shareholders and receipt of regulatory and UK court approvals. The company intends to hold meetings of shareholders in April 2026 to consider the proposals. Subject to shareholders approving the proposals and the remaining conditions being satisfied, the company intends to complete the unification and legal incorporation in Bermuda in the second quarter of 2026.
For more information on the proposed unification and legal incorporation in Bermuda, including voting information, please refer to the combined registration statement/proxy statement on Form S-4 that will be made available to our shareholders on or about February 28, 2026.
Our corporate governance principles are set forth in our Corporate Governance Guidelines and the charters of our Board Committees. The actions described in these documents, which the Boards have reviewed and approved, implement applicable requirements, including the New York Stock Exchange listing requirements and, to the extent practicable, the UK Corporate Governance Code published by the UK Financial Reporting Council in July 2018 (the “UK Corporate Governance Code”), as well our own vision of good governance.
We will continue to monitor governance developments in the U.S. and the UK to help maintain a vigorous and effective corporate governance framework of the highest international standards.
Our Corporate Governance Guidelines, copies of the charters of our Board Committees and our organizational documents are available under the “Governance” section of our website at www.carnivalcorp.com and www.carnivalplc.com.
The Boards are elected by the shareholders to exercise business judgment to act in what they reasonably believe to be in the best interests of Carnival Corporation & plc and its shareholders. The Boards select and oversee the members of senior management who are charged by the Boards with conducting the business of Carnival Corporation & plc.

Nominations of Directors
NOMINATION PRINCIPLES AND PROCESS

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate Board of Directors, each of which in turn has its own Nominating & Governance Committee. As the DLC arrangement requires that there be identical Boards of Directors, the Nominating & Governance Committees make one set of determinations in relation to both companies.
The Nominating & Governance Committees, which are made up of independent Directors, actively seek individuals qualified to become Board members and recommend to the Boards the nominees to stand for election as Directors at the Annual Meetings of Shareholders or, if applicable, at a Special Meeting of Shareholders.
All nominations and appointments to the Boards are based on merit and objective criteria. When nominating candidates for the Boards of Directors, including incumbent Directors eligible for re-nomination, regardless of the source of the nomination, the Nominating & Governance Committees will consider, in accordance with their charter, all applicable laws and regulations and the Board Composition Policy, such factors as they deem appropriate, including, but not limited to:
•
the candidate’s judgment;

•
the candidate’s skills, attributes, viewpoints, experiences and perspectives;

•
contributions to the Boards of Directors (with respect to incumbent Directors);

10 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Governance and Board Matters
Board Evaluation Process
•
the candidate’s experience with business and other organizations of comparable size;

•
the interplay of the candidate’s experience with the experience of other members of the Boards; and

•
the extent to which the candidate would be a desirable addition to the Boards and any Committees of the Boards.

TIME COMMITMENTS AND OVERBOARDING

All candidates for nomination or re-nomination, including incumbent Directors, have to disclose their other significant commitments and provide confirmation to the Nominating & Governance Committees that they have sufficient time available to fulfill the obligations of the office. The Nominating & Governance Committees provide such disclosure and confirmation to the Boards for their consideration prior to the nomination or re-nomination of a candidate. All candidates for nomination or re-nomination must also comply with our overboarding policy which is included in our Corporate Governance Guidelines. The overboarding policy limits Directors to a maximum of four public company boards (including Carnival Corporation & plc, treated as one board), with executive officers and non-executive chairs of public companies limited to a maximum of two and three public company boards, respectively. Members of our Audit Committees may not serve on audit committees of more than three public companies. The Chair of our Boards and executive officers who serve on our Boards are also not permitted to serve as chairs of the board of any other public company. The Boards may, upon recommendation of the Nominating & Governance Committees, approve a departure from these board and committee service limits if doing so would be in the best interests of Carnival Corporation & plc and our shareholders, after considering the nature and extent of the various appointments, the companies concerned, and any exceptional circumstances. The overboarding policy is reviewed at least annually as part of the Boards’ review of the Corporate Governance Guidelines. All Directors currently serving are compliant with the overboarding policy.

Board Evaluation Process
The Boards maintain a comprehensive annual evaluation process that guides our Director nomination and refreshment process. As needed, the rigorous evaluation process may be supported by an external third-party governance expert.

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 11

Governance and Board Matters
Board Refreshment
The N&G Committees and the Boards conduct annual performance evaluations of the Boards, the Boards’ Committees and the members of our Boards of Directors. As part of this process in 2025, each Director was required to complete a questionnaire about the performance of the Boards and their Committees. All questionnaires were reviewed and assessed by the N&G Committees. In addition, the N&G Committees reviewed the individual performance of each member of the Boards of Directors focusing on his or her contribution to Carnival Corporation and Carnival plc and also discussed and reviewed with Non-Executive Directors any significant time commitments they have with other companies or organizations. The N&G Committees reported the results of their review to the Boards. The Boards determined that each nominee was an effective and committed member of the Boards and the Board Committees on which each serves.
During fiscal 2025, all Committees of the Boards also reviewed their own performance against their respective charters by completing questionnaires that were provided to the Chair of the N&G Committees. The results of such reviews were discussed among the members and reported to the Boards. The Boards concluded that the Committees continued to function effectively and continued to meet the requirements of their respective charters.
Following the completion of the annual evaluations, the Boards and Committees review the strengths and areas of improvement that were identified as well as identify follow up actions. Based on the feedback received as part of the 2025 evaluations, the Boards instituted additional briefing sessions with the CEO in between regular meetings.

Board Refreshment
We have added five new Directors to our Boards since 2019, with four of them currently serving.
The N&G Committees use their best efforts to ensure that the composition of the Boards adheres to the independence requirements applicable to companies listed for trading on the New York Stock Exchange and the London Stock Exchange. The N&G Committees and the Boards utilize the same criteria for evaluating candidates regardless of the source of the referral. Other than the foregoing, there are no stated minimum criteria for Director nominees.
The N&G Committees identify nominees by first evaluating the current members of the Boards willing to continue in service. As part of Director succession planning, current members of the Boards with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Boards with that of obtaining a new perspective. If any member of the Boards does not wish to continue in service or if the N&G Committees or the Boards decide not to re-nominate a member for re-election, the N&G Committees identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the N&G Committees and the Boards are polled for suggestions as to individuals meeting the criteria of the N&G Committees. The N&G Committees may consider candidates proposed by management but are not required to do so. The N&G Committees generally use third-party search firms to identify and attract potential nominees.

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Governance and Board Matters
Board Orientation and Education
Board Orientation and Education
As part of our new Director orientation program, new Directors meet with the Company Secretary, senior management and Board leadership, as appropriate, and are also provided with a variety of orientation materials to familiarize them with Carnival Corporation & plc’s business, strategy, structure of the Boards and the committees, as their duties and responsibilities under U.S. and UK laws and regulations, and other relevant topics.
All existing Directors are encouraged to continue to develop their skills and knowledge. We provide a number of different presentations and educational programs for Directors by senior management and outside experts on topics such as industry trends, corporate governance and sustainability developments, cybersecurity, and other topics related to areas of Board oversight. Directors are also encouraged to attend additional continuing educational programs. They also receive materials and updates from management on a regular basis regarding new developments, changes or trends.

2026 Nominees for Re-Election to the Boards
The DLC arrangement requires the Boards of Carnival Corporation and Carnival plc to be identical. Shareholders are required to approve the election or re-election of Directors to each Board. There are 11 nominees for re-election to each Board of Directors. Each nominee currently serves as a Director of both companies, and each nominee is standing for re-election having been most recently elected at the 2025 Annual Meetings of Shareholders. All Board nominees are to be re-elected to serve until the next Annual Meetings of Shareholders or until their successors are elected.
All of the nominees have indicated that they will be willing and able to serve as Directors.
With respect to each Board nominee set forth below, the information presented includes such person’s age, the year in which such person first became a Director, any other position held with Carnival Corporation and Carnival plc, such person’s principal occupations during at least the past five years, any directorships held by such nominee in public or certain other companies over the past five years, the nominee’s qualifications, including particular areas of expertise, to serve as a Director and the reasons why their contributions are, and continue to be, important to our long-term sustainable success.

Accordingly, the Boards of Directors unanimously recommend a vote FOR the re-election of each of the Director nominees.
CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 13

Governance and Board Matters
2026 Nominees for Re-Election to the Boards
DIRECTOR SKILLS AND QUALIFICATIONS

The N&G Committees endeavor to ensure that our Boards are composed of Directors who collectively bring a wide variety of business backgrounds, experiences, skills and perspectives that provide relevant strategic and operating insight and contribute to the Boards’ ability to effectively oversee the execution of our business strategy. The following table describes certain experiences, qualifications and skills that the Boards have identified as important to carrying out our business strategy and allowing the Boards to effectively fulfill their responsibilities. It is not intended to be an exhaustive list of each nominee’s contributions to the Boards. The attribution of skills to Director nominees reflects careful consideration of each nominee’s professional history and experience in the context of relevance to the Boards’ defined set of priority skills and qualifications.

Experiences, Competencies & Skills	Director Qualifications for Possessing the Skill	Director Nominees with this Skill
Travel, Leisure & Hospitality	Experience in relevant industries such as travel, tourism, leisure and hospitality provides a deep understanding of our business strategy, operations and key markets
Maritime & Health, Safety and Environmental (“HSE”)
Experience in the maritime industry and relevant health, safety and environment matters, provides a critical understanding of our strategic, operating, health and safety, and environmental sustainability priorities

CEO / Senior Leadership
Experience serving as a public company CEO or in another senior leadership role can hone skills in core management areas—such as strategic planning, financial reporting, compliance, risk management and leadership development—providing valuable practical understanding of complex organizations

International Perspective
Leadership experience in organizations that operate across varying political systems, economic conditions, and cultures provides valuable perspectives for oversight of the risks and opportunities within Carnival’s extensive international business operations

Finance & Accounting
Expertise in finance, capital markets and financial reporting processes enables our Directors to effectively oversee our operating and strategic performance and capital allocation approach, and promote accurate financial reporting and robust controls

Corporate Governance
Public company board experience provides insight into new and alternative practices which informs our commitment to excellence in corporate governance and helps ensure that the Boards are functioning as an effective and cohesive oversight body with independent perspectives

Strategy, Operations & Risk Management
Experience identifying, managing and mitigating key strategic and operational risks—such as competition, regulatory compliance, brand integrity, cybersecurity, human capital and sustainability—promotes effective oversight of our material risks and opportunities and contributes to effective oversight of strategy in a variety of operating environments

14 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Governance and Board Matters
2026 Nominees for Re-Election to the Boards
Experiences, Competencies & Skills	Director Qualifications for Possessing the Skill	Director Nominees with this Skill
Media, Marketing & Retail	Experience developing and overseeing media, marketing and retail strategies provides the Boards with valuable insight into how to most impactfully reach consumers and other stakeholders
Technology & Cybersecurity
Experience with information technology and cybersecurity matters is increasingly important to mitigate the risks our business faces, promote innovation and maintain a competitive edge in a rapidly evolving technological age

Government, Legal & Regulatory
Experience in government or legal services allows the Boards to develop their long-term strategies by incorporating current and potential changes in public policy and regulation relevant to our business and operations

Experiences, Qualifications & Skills	Arison	Weinstein	Band	Cahilly	Connors	Deeble	Gearhart	Lahey	Subotnick	Weil	Weisenburger
Travel, Leisure & Hospitality
Maritime & HSE
CEO / Senior Leadership
International Perspective
Finance & Accounting
Corporate Governance
Strategy, Operations & Risk Management
Media, Marketing & Retail
Technology & Cybersecurity
Government, Legal & Regulatory

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 15

Governance and Board Matters
2026 Nominees for Re-Election to the Boards
MICKY ARISON

AGE 76
Carnival Corporation Director since 1987
Chair of the Board of Carnival Corporation since 1990
Carnival plc Director since 2003
Chair of the Board of Carnival plc since 2003
COMMITTEES • None

KEY EXPERIENCE AND QUALIFICATIONS
•
Developed a comprehensive understanding of all aspects of our global business strategy, operations, key markets, regulatory landscape, and the maritime and travel and leisure industries through decades of executive and Board experience, including as our former Chief Executive Officer

•
Significant leadership experience has given Mr. Arison unique insight into important functions such as our financing, shipbuilding, risk management, human capital management, marketing strategies, and health, safety and environment that are important to enabling successful execution of our strategic priorities and ongoing operations

•
Played a critical role in the development and evolution of our corporate governance practices to support the most effective oversight of our strategy through tenure as Chair of our Boards

CAREER HIGHLIGHTS
•
Carnival Corporation & plc

◦
Chair of the Board of Directors, Carnival Corporation (1990 to present)

◦
Chair of the Board of Directors, Carnival plc (2003 to present)

◦
Chief Executive Officer, Carnival Corporation (formerly known as Carnival Cruise Lines) (1979 to 2013)

◦
Chief Executive Officer, Carnival plc (2003 to 2013)

OTHER PUBLIC COMPANY BOARDS
•
None

SIR JONATHON BAND

AGE 76
INDEPENDENT Carnival Corporation Director since 2010
INDEPENDENT Carnival plc Director since 2010
COMMITTEES • Compliance • HESS • N&G

KEY EXPERIENCE AND QUALIFICATIONS
•
Gained substantial experience in maritime and security matters through 42 years of service with the British Navy, contributing to expansive understanding of our global operations, physical and technological security considerations, human capital matters, risk management and regulatory landscape.

•
Direct experience in the maritime industry and in-depth knowledge of our operations position Sir Jonathon to effectively chair the HESS Committees and provide oversight of sustainability, health and safety risks and compliance with related legal and regulatory requirements

•
Current and previous experience serving on boards of public companies with international operations provides Sir Jonathon with deep corporate governance experience in a global context

CAREER HIGHLIGHTS
•
The British Navy

◦
First Sea Lord and Chief of Naval Staff, the most senior officer position in the British Navy (2006 to 2009, when he retired)

◦
Admiral and Commander-in-Chief Fleet (2002 to 2006)

◦
Served as a naval officer in increasing positions of authority (1967 to 2002)

OTHER PUBLIC COMPANY BOARDS
•
None

PRIOR COMPANY BOARDS
•
Harland & Wolff Group Holdings plc (2021 to 2024)

•
Survitec Group (2015 to 2019)

•
Lockheed Martin UK Limited (2010 to 2015)

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Governance and Board Matters
2026 Nominees for Re-Election to the Boards
JASON GLEN CAHILLY

AGE 55
INDEPENDENT Carnival Corporation Director since 2017
INDEPENDENT Carnival plc Director since 2017
COMMITTEES • Audit • Compensation

KEY EXPERIENCE AND QUALIFICATIONS
•
Brings over 25 years of experience in senior leadership and public and private company board roles, including as Chief Strategic and Financial Officer of the National Basketball Association (the “NBA”) and as Goldman Sachs’ Global Co-Head of Media and Telecommunications

•
Direct experience in global technology, media, communications, entertainment, sports, leisure, and finance sectors

•
Deepens our Boards’ understanding and oversight of global strategy, financial and risk management, technology, legal, regulatory, human capital management and corporate governance matters

CAREER HIGHLIGHTS
•
Dragon Group LLC and its affiliates, a private firm that provides capital and business management consulting and advisory services worldwide

◦
Chief Executive Officer (2017 to present)

•
The NBA, a North American professional basketball league

◦
Chief Strategic & Financial Officer (2013 to 2017)

•
Goldman Sachs & Co., a global investment banking, securities and investment management firm

◦
Partner; Global Co-Head of Media and Telecommunications; Head of Principal Investing for Technology, Media & Telecommunications (“TMT”); Co-Head of TMT Americas Financing Group; and other roles of increasing responsibility (2000 to 2012)

OTHER PUBLIC COMPANY BOARDS
•
Corsair Gaming, Inc. (2018 to present)

PRIOR COMPANY BOARDS
•
NBA China (2013 to 2017)

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 17

Governance and Board Matters
2026 Nominees for Re-Election to the Boards
NELDA J. CONNORS

AGE 60
INDEPENDENT Carnival Corporation Director since 2024
INDEPENDENT Carnival plc Director since 2024
COMMITTEES • HESS

KEY EXPERIENCE AND QUALIFICATIONS
•
Over 25 years of senior executive experience in diverse and heavily regulated industries provides Ms. Connors comprehensive understanding of strategy, risk management, regulatory matters, health and safety, and complex operations across different markets

•
Strong financial acumen and financial reporting skills developed through leadership of an independent investment firm and public company executive roles contribute to our Boards’ oversight of financial matters

•
Extensive experience overseeing corporate governance, strategy and risk, human capital management, and regulatory considerations in a public company context gained through service on public company boards, including in key committee leadership roles

CAREER HIGHLIGHTS
•
Pine Grove Holdings, LLC, a privately held investment company

◦
Chair and Chief Executive Officer (2011 to present)

•
Atkore International Inc. (formerly the Electrical and Metal Products division of Tyco International), a global manufacturer of electrical, safety and infrastructure solutions

◦
President and Chief Executive Officer (2008 to 2011)

•
Eaton Corporation, a global electrical and automotive supplier

◦
Vice President (2002 to 2008)

OTHER PUBLIC COMPANY BOARDS
•
ConocoPhillips (2024 to present)

•
Otis Worldwide Corporation (2022 to present)

•
Zebra Technologies Corporation (2022 to present)

PRIOR COMPANY BOARDS
•
Baker Hughes Company (2020 to 2024)

•
Boston Scientific Corporation (2009 to 2024)

•
BorgWarner Inc. (2020 to 2022)

•
Enersys (2017 to 2021)

•
Delphi Technologies PLC (2017 to 2020)

•
CNH Industrial N.V. (2020)

•
Echo Global Logistics, Inc. (2013 to 2020)

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Governance and Board Matters
2026 Nominees for Re-Election to the Boards
HELEN DEEBLE

AGE 64
INDEPENDENT Carnival Corporation Director since 2016
INDEPENDENT Carnival plc Director since 2016
COMMITTEES • Compensation • HESS

KEY EXPERIENCE AND QUALIFICATIONS
•
Over 30 years of strategic, financial and operational leadership experience in the global maritime, logistics and travel industries provide Ms. Deeble with deep insight into our key markets, risk management, financing activities, and human capital management in a maritime environment

•
Contributes to the Boards’ oversight of financial and accounting matters and regulatory compliance as a certified UK Chartered Accountant and former senior executive

•
Service on public company and advisory boards provides Ms. Deeble with additional expertise in corporate governance, the maritime industry, sustainability, supply chain and regulatory matters

CAREER HIGHLIGHTS
•
P&O Ferries Division Holdings Ltd., a pan-European shipping and logistics business

◦
Chief Executive Officer (2006 to 2017)

◦
Chief Operating Officer (2004 to 2006)

◦
Chief Financial Officer (1998 to 2003)

•
UK Chamber of Shipping, the UK shipping industry trade association

◦
Vice President; President (2011 to 2013)

•
Awarded Commander of the Order of the British Empire for services to shipping (2013)

•
Stena Line UK, a European passenger and freight operator

◦
Senior finance roles including Chief Financial Officer (1993 to 1998)

OTHER PUBLIC COMPANY BOARDS
•
None

PRIOR COMPANY BOARDS OR ENGAGEMENTS
•
CMO Group PLC (2021 to March 2025, when the CMO Group PLC delisted and registered as a private limited company)

•
Member of the Supervisory Board, the UK Chamber of Shipping (2011 to 2023)

•
Non-Executive Director, the Port of London Authority (2014 to 2020)

•
Board member of Standard P&I Club, an insurance mutual representing ship owners globally to manage insurance costs over the long term (2014 to 2018)

•
Board member and member of the regulatory committee of Interferry, a trade organization for ferry operators globally

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 19

Governance and Board Matters
2026 Nominees for Re-Election to the Boards
JEFFREY J. GEARHART

AGE 61
INDEPENDENT Carnival Corporation Director since 2020
INDEPENDENT Carnival plc Director since 2020
COMMITTEES • Audit • Compliance

KEY EXPERIENCE AND QUALIFICATIONS
•
Contributes deep understanding of global legal, regulatory and compliance matters gained from roles leading the governance and legal organizations at Walmart and as a national law firm partner, which also supports effective oversight of compliance with all laws, regulations and policies applicable to us

•
Substantial experience managing financial, strategic, compliance and regulatory risks in a global organization contributes to our Boards’ understanding and oversight of key risks and their impact on our strategy

•
Brings strong corporate governance expertise developed in the Corporate Secretary and senior leadership roles at Walmart and through service as a public company Board member

CAREER HIGHLIGHTS
•
Walmart, Inc., a global retailer

◦
Executive Vice President, Global Governance and Corporate Secretary, responsible for oversight of Walmart Inc.’s global legal, compliance, ethics and security and investigation functions, among others (2012 to 2018)

◦
Executive Vice President, General Counsel and Corporate Secretary (2010 to 2012)

◦
Executive Vice President, General Counsel (2009 to 2010)

◦
Senior Vice President and Deputy General Counsel (2007 to 2009)

◦
Vice President and General Counsel, Corporate Division (2003 to 2007)

•
Kutak Rock LLP, a national law firm

◦
Partner, Corporate Securities and Mergers and Acquisitions (1998 to 2003)

OTHER PUBLIC COMPANY BOARDS
•
Bank OZK (2018 to present)

20 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Governance and Board Matters
2026 Nominees for Re-Election to the Boards
KATIE LAHEY

AGE 75
INDEPENDENT Carnival Corporation Director since 2019
INDEPENDENT Carnival plc Director since 2019
COMMITTEES • HESS • N&G

KEY EXPERIENCE AND QUALIFICATIONS
•
Extensive experience in the maritime, travel, tourism, leisure, and hospitality industries in corporate, industry association and government roles bolsters our Boards’ collective industry expertise and ability to navigate strategic opportunities and challenges

•
Brings meaningful insights into human capital management, succession planning and global talent acquisition and development through experience leading a leadership and talent firm

•
Developed a rich understanding of media and marketing, including the particular concerns of the tourism and transportation sectors, through her leadership of the Business Council of Australia and other roles, which supports the Boards’ oversight of our business and marketing strategies

CAREER HIGHLIGHTS
•
Korn Ferry Australasia, a leadership and talent firm

◦
Non-Executive Chair (2019)

◦
Executive Chair (2011 to 2019)

•
The Tourism and Transport Forum Australia, a tourism and transportation industry group

◦
Chair (2015 to 2018)

•
Carnival Australia, a division of Carnival plc

◦
Executive Chair (2006 to 2013)

•
Business Council of Australia, an association of chief executives of leading companies

◦
Chief Executive (2001 to 2011)

•
Additional roles as Chief Executive of the State Chamber of Commerce (1995 to 2001); Chief Executive of the Sydney City Council (1992 to 1995); and Chair & Chief Executive Officer of the Victorian Tourism Commission (1989 to 1992)

INDUSTRY RECOGNITION
•
Member of the Order of Australia, for her significant services to business and commerce and the arts (2013)

•
Awarded a Centenary Medal, for her contributions to Australian society in the area of business leadership (2003)

OTHER PUBLIC COMPANY BOARDS
•
None

PRIOR PUBLIC COMPANY BOARDS
•
The Star Entertainment Group Limited (2012 to 2022)

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 21

Governance and Board Matters
2026 Nominees for Re-Election to the Boards
STUART SUBOTNICK

AGE 84
INDEPENDENT Carnival Corporation Director since 1987
INDEPENDENT Carnival plc Director since 2003
COMMITTEES • Audit • Compliance • N&G

KEY EXPERIENCE AND QUALIFICATIONS
•
Deep industry insights gained from decades of executive leadership at a global media and marketing conglomerate comprising communications, hospitality and entertainment businesses contribute to our Boards’ oversight of our business and marketing strategies

•
Expertise in financing, investing and corporate transactions strengthens our Boards’ ability to effectively oversee our financial, capital allocation and associated risks

•
Experience establishing and growing multiple public and private companies in diverse U.S. and international markets also included significant experience in corporate governance, talent development and succession planning insights

CAREER HIGHLIGHTS
•
Metromedia Company, a privately held diversified Delaware general partnership

◦
President and Chief Executive Officer (2010 to present)

◦
General Partner and Executive Vice President (1986 to 2010)

•
Helped establish, acquire, take public, and operate several companies with national and international presence including Metromedia International Group, Orion Pictures, AboveNet and Big City Radio

OTHER PUBLIC COMPANY BOARDS
•
None

PRIOR PUBLIC COMPANY BOARDS
•
AboveNet, Inc. (1997 to 2012)

22 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Governance and Board Matters
2026 Nominees for Re-Election to the Boards
LAURA WEIL

AGE 69
INDEPENDENT Carnival Corporation Director since 2007
INDEPENDENT Carnival plc Director since 2007
COMMITTEES • Audit • Compensation • Compliance

KEY EXPERIENCE AND QUALIFICATIONS
•
Over 25 years of executive and operational experience with an emphasis on digital transformation and e-commerce strategies at multi-national businesses strengthens our Boards’ oversight of our business and go-to market strategies

•
Gained valuable experience leading transformational technology initiatives in several prior roles, including management of cybersecurity matters, which bolsters our Boards’ ability to understand risks and opportunities related to technology and cybersecurity

•
Developed financial acumen during her tenure as an investment banker and senior executive that helps our Boards effectively oversee financial reporting and controls

CAREER HIGHLIGHTS
•
Village Lane Advisory LLC, a privately held company which specializes in providing executive and strategic consulting services to retailers as well as private equity firms

◦
Founder and Managing Partner (2015 to present)

•
New York & Company, Inc., a women’s apparel and accessories retailer

◦
Executive Vice President and Chief Operating Officer (2012 to 2014)

•
Ashley Stewart LLC, a privately held women’s apparel retailer

◦
Chief Executive Officer (2010 to 2011)

•
Urban Brands, Inc., a privately held apparel retailer

◦
Chief Executive Officer (2009 to 2010)

•
AnnTaylor Stores Corporation, a women’s apparel retailer

◦
Chief Operating Officer and Senior Executive Vice President (2005 to 2006)

•
American Eagle Outfitters, Inc., a global apparel retailer

◦
Chief Financial Officer and Executive Vice President (1995 to 2005)

OTHER PUBLIC COMPANY BOARDS
•
Global Fashion Group, S.A. (2019 to present)

•
Pearl Holdings Acquisition Corp. (2021 to present)

PRIOR PUBLIC COMPANY BOARDS
•
Christopher & Banks Corporation (2016 to 2019)

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 23

Governance and Board Matters
2026 Nominees for Re-Election to the Boards
JOSH WEINSTEIN

AGE 51
Carnival Corporation Director since 2022
Carnival plc Director since 2022
COMMITTEES • None

KEY EXPERIENCE AND QUALIFICATIONS
•
Deep understanding of our business, strategic priorities, material risks and the cruise industry from 20-year track record in critical and senior roles with us

•
Direct experience managing major operational functions and leading one of our operating units enable Mr. Weinstein to effectively lead our day-to-day operations and inform our Boards of important developments

•
Developed expertise in global operations, finance, marketing, legal, human capital management and developing business strategy through current and prior roles with us

CAREER HIGHLIGHTS
•
Carnival Corporation & plc

◦
Chief Executive Officer (2022 to present)

◦
Chief Operations Officer (2020 to 2022)

◦
President, Carnival UK (2017 to 2020)

◦
Treasurer (2007 to 2017)

◦
Assistant General Counsel (2003 to 2007)

◦
Associate General Counsel (2002 to 2003)

OTHER PUBLIC COMPANY BOARDS
•
Chipotle Mexican Grill Inc. (November 2025 to present)

24 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Governance and Board Matters
2026 Nominees for Re-Election to the Boards
RANDALL WEISENBURGER

AGE 67
INDEPENDENT Carnival Corporation Director since 2009
INDEPENDENT Carnival plc Director since 2009
Presiding Director and Senior Independent Director
COMMITTEES • Compensation • Compliance • HESS • N&G

KEY EXPERIENCE AND QUALIFICATIONS
•
Brings substantial executive leadership and global operational skills and a relevant understanding of advertising and marketing to our Boards through his experience at Omnicom and as an executive of several Wasserstein Perella portfolio companies

•
Financial and investing skills and expertise developed at Mile 26 Capital and Omnicom enhance our Boards’ ability to evaluate our operating and strategic performance and oversee financial matters

•
Extensive experience with global regulatory and compliance matters, as well as compensation, talent development and succession planning, gained from leadership of Omnicom which operates numerous individual agencies around the world

CAREER HIGHLIGHTS
•
Mile 26 Capital LLC, a private investment firm

◦
Managing Member (2014 to present)

•
Omnicom Group Inc., a publicly-traded global media, marketing and communications company

◦
Executive Vice President and Chief Financial Officer (1998 to 2014)

•
Wasserstein Perella, a boutique investment bank

◦
Founding member; President and Chief Executive Officer of the firm’s merchant banking subsidiary, Wasserstein & Co. (1988 to 1998)

OTHER PUBLIC COMPANY BOARDS
•
Corsair Gaming, Inc. (2020 to present)

•
MP Materials Corp (2020 to present)

•
Valero Energy Corporation (2011 to present)

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 25

Governance and Board Matters
Board and Committee Governance
Board and Committee Governance
BOARD MEETINGS

During the year ended November 30, 2025, the Board of Directors of each of Carnival Corporation and Carnival plc held a total of 6 meetings. Each Carnival Corporation Director and each Carnival plc Director attended either telephonically or in person at least 75% of all Carnival Corporation & plc Boards of
Directors meetings and applicable Board Committee meetings held during the period that he or she served in fiscal 2025. Mr. Arison, our Chair, and Mr. Weinstein, our CEO, attended the 2025 Annual Meetings of Shareholders as representatives of the Boards of Directors.

BOARD LEADERSHIP STRUCTURE

Our Boards of Directors are led by our executive Chair, Mr. Arison. The CEO position is currently separate from the Chair. The Boards maintain the flexibility to determine whether the roles of Chair and CEO should be combined or separated, based on what they believe is in the best interests of Carnival Corporation & plc at a given point in time. We believe that the separation of the Chair and CEO positions is an appropriate corporate governance practice for us at this time, and that having Mr. Arison as our executive Chair enables Carnival Corporation & plc and the Boards to continue to benefit from Mr. Arison’s skills and expertise, including his extensive knowledge of our business.
Our Non-Executive Directors, all of whom are independent, meet privately in executive session at least quarterly. The Presiding Director leads those meetings and also acts as the Senior Independent Director under the UK Corporate Governance Code. In addition, the Presiding Director serves as the principal liaison to the Non-Executive Directors, reviews and approves meeting agendas for the Boards and reviews meeting schedules. Our Non-Executive Directors, acting in executive session, elected Randall Weisenburger as the Presiding Director and Senior Independent Director. Mr. Weisenburger brought to those roles significant board leadership experience, including as the Chair of our Compensation Committees, familiarity with our Board processes and company structures as a seasoned member of several of our Board committees, and extensive skills and experience gained as a senior executive of a large multi-national corporation and a director (current and former) of other public and private companies.
The structure of our Boards facilitates the continued strong communication and coordination between management and the Boards and enables the Boards to fulfill their risk oversight responsibilities, as further described below.

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BOARD COMMITTEES

The Boards delegate various responsibilities and authority to different Board Committees. The Board Committees regularly report on their activities and actions to the full Boards. The Board of Directors of each of Carnival Corporation and Carnival plc has established standing Board Committees, which are each comprised of the same Directors for each company, as follows:

Audit	Health, Environmental, Safety and Security
Compensation	Nominating & Governance
Compliance
Each Board Committee periodically reviews its charter in light of new developments in applicable regulations and may make additional recommendations to the Boards to reflect evolving best practices.
Committee charters are available at:
www.carnivalcorp.com/governance and www.carnivalplc.com/governance.
Each Board Committee can engage outside experts, advisors and counsel to assist the Board Committee in its work.

As of January 26, 2026, the Board Committee members are as follows:
Carnival Corporation & plc Board Committees
Name	Independent	Audit	Compensation	Compliance	HESS	N&G
Micky Arison
Sir Jonathon Band
Jason Glen Cahilly
Nelda J. Connors
Helen Deeble
Jeffrey J. Gearhart
Katie Lahey
Stuart Subotnick
Laura Weil
Josh Weinstein
Randall Weisenburger
Committee Chair	Committee Member	Executive Chair	Presiding Director and Senior Independent Director	Audit Committee financial expert
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AUDIT COMMITTEES
MEMBERS
• Laura Weil, Chair • Jason Glen Cahilly • Jeffrey J. Gearhart • Stuart Subotnick

QUALIFICATIONS
•
The Board of Directors of Carnival Corporation has determined that each member of the Audit Committees is both “independent” and an “audit committee financial expert,” as defined by SEC rules.

•
In addition, the Board of Directors of Carnival plc has determined that each member of the Audit Committees is “independent” and had “recent and relevant financial experience” for the purposes of the UK Corporate Governance Code.

•
The Boards determined that each member of the Audit Committees has sufficient knowledge in reading and understanding our financial statements to serve on the Audit Committees.

FY2025 MEETINGS: 7

KEY RESPONSIBILITIES
The Audit Committees assist the Boards in their general oversight of:
•
integrity of our financial statements;

•
compliance with legal and regulatory requirements (in coordination with the HESS Committees and the Compliance Committees);

•
performance of our internal audit functions, including process efficiencies and investigations into asset misappropriation, corruption and financial or non-financial manipulation;

•
independent auditors’ qualifications, effectiveness, objectivity, independence and performance; and

•
relevant elements of our risk management programs, including risk management related to financial, information technology, cybersecurity and non-HESS related operational risks, as well as monitoring changes to related legal and regulatory requirements.

The Audit Committees are also responsible for the appointment, retention, compensation and oversight of the work of our independent auditor and our independent registered public accounting firm.

FOR ADDITIONAL INFORMATION The responsibilities and activities of the Audit Committees are described in greater detail in “Report of the Audit Committees” and the Audit Committees’ charter.

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COMPENSATION COMMITTEES
MEMBERS
• Randall Weisenburger, Chair • Jason Glen Cahilly • Helen Deeble • Laura Weil
QUALIFICATIONS • The Boards of Directors have determined that each member of the Compensation Committees is independent.

FY2025 MEETINGS: 5

KEY RESPONSIBILITIES
The Compensation Committees have authority for:
•
determining and approving the compensation levels (covering all forms of compensation) of our Executive Officers, Executive Directors and Company Secretary, and reviewing the compensation levels of other members of senior management;

•
making recommendations to the Boards with respect to incentive compensation and equity-based plans and overseeing the administration of our equity incentive plans, including our employee stock purchase plans;

•
making recommendations to the Boards with respect to the compensation of the Non-Executive (non-employee) Directors, including equity-based compensation;

•
overseeing and approving the Carnival plc Directors’ remuneration policies; and

•
overseeing assessment of whether there are material risks associated with our employee compensation structure, policies and programs.

FOR ADDITIONAL INFORMATION
For more information on the responsibilities and activities of the Compensation Committees, including the Committees’ processes for determining executive compensation, see “Compensation Discussion and Analysis” and “Executive Compensation” sections and the Compensation Committees’ charter.

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COMPLIANCE COMMITTEES
MEMBERS
• Jeffrey J. Gearhart, Chair • Sir Jonathon Band • Stuart Subotnick • Laura Weil • Randall Weisenburger
QUALIFICATIONS • The Boards of Directors have determined that each member of the Compliance Committees is independent.

FY2025 MEETINGS: 4

KEY RESPONSIBILITIES
The Compliance Committees assist the Boards with oversight of activities that are designed to promote (a) ethical conduct, (b) a high level of integrity, and (c) compliance with laws, regulations and policies applicable to us.
The Compliance Committees also:
•
provide functional oversight of our Global Ethics and Compliance Department (“Global E&C”);

•
oversee our risk management processes with respect to compliance with laws and regulations relating to general compliance and privacy, including Global E&C’s activities supporting a high level of ethics and integrity;

•
review the results of any internal or external audits and investigations relating to significant business ethics and compliance matters;

•
review results of compliance with our Code of Business Conduct and Ethics, vendors’ compliance with the Business Partner Code of Conduct and Ethics, conflict of interest disclosures and mitigation plans to manage significant ethics-related risks;

•
review and oversee policies and procedures for confidential submission, receipt, retention and treatment of complaints and concerns (other than those related to accounting, internal accounting controls and auditing matters); and

•
promote accountability of senior management with respect to ethics and compliance matters.

FOR ADDITIONAL INFORMATION
For more information on the responsibilities and activities of the Compliance Committees, see the Compliance Committees’ charter.

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HESS COMMITTEES
MEMBERS
• Sir Jonathon Band, Chair • Nelda J. Connors • Helen Deeble • Katie Lahey • Randall Weisenburger
QUALIFICATIONS • The Boards of Directors have determined that each member of the HESS Committees is independent.

FY2025 MEETINGS: 4

KEY RESPONSIBILITIES
The HESS Committees assist the Boards with supervising and monitoring health, environmental, safety, security and sustainability policies, programs, initiatives at sea and onshore, and compliance with health, environmental, safety, security and sustainability-related legal and regulatory requirements.
The HESS Committees also:
•
review and recommend health, environmental, safety, security and sustainability policies, procedures, practices and training, and oversee the Companies’ monitoring and enforcement of such policies, procedures and practices;

•
review and recommend appropriate policies, procedures, practices and training relative to sustainability and sustainability reporting;

•
oversee risk management related to significant health, environmental, safety, security and sustainability risks or exposures; and

•
provide functional oversight of our Incident Analysis Group (“IAG”).

FOR ADDITIONAL INFORMATION
For more information on the responsibilities and activities of the HESS Committees, see the HESS Committees’ charter.

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N&G COMMITTEES
MEMBERS
• Stuart Subotnick, Chair • Sir Jonathon Band • Katie Lahey • Randall Weisenburger
QUALIFICATIONS • The Boards of Directors have determined that each member of the Nominating & Governance Committees is independent.

FY2025 MEETINGS: 5

KEY RESPONSIBILITIES
The N&G Committees:
•
assist the Boards by identifying individuals qualified to become Board members and recommend nominees for appointment and/or election to the Boards and their Committees;

•
make recommendations to the Boards regarding the size, structure and composition of the Boards and their Committees;

•
develop and recommend to the Boards a set of Corporate Governance Guidelines, and review and assess their effectiveness, including compliance with our overboarding policy;

•
oversee the evaluation of the Boards, their Committees and individual Directors;

•
maintain orientation programs for new Directors and continuing education programs for all Directors; and

•
engage in succession planning for the Boards, their Committees, and Chief Executive Officer.

FOR ADDITIONAL INFORMATION
For more information on the responsibilities and activities of the N&G Committees, see “Nominations of Directors” and “Procedures Regarding Director Candidates Recommended by Shareholders” sections and the N&G Committees’ charter.
Additional information with respect to Carnival plc’s corporate governance practices during fiscal 2025 is included in the Carnival plc Corporate Governance Report attached as Annex C to this Proxy Statement.

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BOARD AND COMMITTEE INDEPENDENCE

Under New York Stock Exchange and UK Corporate Governance Code standards of independence for Directors, the Boards must determine that a Director does not have any material relationship with Carnival Corporation & plc or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Carnival Corporation & plc) and meets certain bright-line tests. Following an assessment of the Directors’ independence, including a review of their independence questionnaires, the Boards of Directors have determined that each of the following is an “independent” Director in accordance with the New York Stock Exchange and the UK Corporate Governance Code standards of independence for Directors and that all members of the Audit Committees and Compensation Committees meet the heightened independence criteria applicable to Directors serving on those Committees under SEC rules and New York Stock Exchange listing standards and the UK Corporate Governance Code:
Accordingly, a majority of the Directors of each company, all of our Non-Executive Directors and all of the members of the Audit, Compensation, Compliance, HESS and N&G Committees of each company are independent (as defined by the New York Stock Exchange listing standards, SEC rules and the UK Corporate Governance Code). In addition, the Boards had previously determined that Sarah Mathew, who did not seek re-election at the April 16, 2025 Annual Shareholder Meetings, was independent under these standards.

RISK OVERSIGHT

Our Boards have the overall responsibility for determining the strategic direction of our business and have established a framework to manage risk and determine the nature and extent of the principal and emerging risks acceptable to our business. Our framework is designed to identify and manage, rather than eliminate, risk to the achievement of our strategic objectives. The Boards, through their Committees and executive management, have carried out a robust assessment of our principal and emerging risks, including to ensure that they are effectively managed and/or mitigated.
Risk management is embedded in all areas of our business and is reflected across our policies and procedures. Our risk management framework includes an organization wide, multi-layered approach to risk assessment and management and consists of the Boards of Directors, their Committees, Risk Advisory and Assurance Services (“RAAS”), Global E&C and executive management.
Our Boards leverage their Committees to oversee our risk management activities as described in more detail below. Each area of our business reports via executive management to these Committees.

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AUDIT COMMITTEES
•
Monitor the adequacy of our internal controls, including financial, operational and compliance controls and information systems controls and security.

•
Oversee management’s risk assessment processes to identify principal and emerging risks, including financial, IT, cybersecurity and non-HESS operational risks as well as monitor changes to and compliance with related legal and regulatory requirements.

•
Review and make recommendations arising from management reports on the effectiveness of internal controls and risk management systems.

•
Review and monitor audit coverage and the audit plan for the upcoming year, the results of the internal audits and testing carried out by the independent auditors.

•
Review the risk factors included in our external reporting.

•
Review the performance, effectiveness, objectivity, and independence of the independent auditors and performance of our internal audit function.

•
Oversee hotline concerns relating to audit or accounting matters.

COMPENSATION COMMITTEES
•
Oversee risk associated with our Executive Officer, Non-Executive Director and employee compensation structure, policies and programs.

•
Review and approve corporate goals and objectives relevant to CEO compensation.

•
Assess whether incentive arrangements promote our long-term success and whether executive compensation is competitive and appropriately linked to performance.

•
Oversee compliance with the Clawback Policy, clawback provisions and the stock ownership policy applicable to Executive Officers and Directors.

COMPLIANCE COMMITTEES
•
Oversee our risk management processes with respect to compliance with laws and regulations relating to general compliance and privacy, including Global E&C’s activities supporting a high level of ethics and integrity.

•
Review results of compliance with our Code of Business Conduct and Ethics and vendors’ compliance with the Business Partner Code of Conduct and Ethics and review with the Chief Risk & Compliance Officer the results of Global E&C compliance risk assessments.

•
Chairs of Audit and HESS Committees are members of Compliance Committees to promote alignment and coordination across these Committees.

•
Review results of internal and external audits that have relevance to significant business ethics or compliance matters, business ethics disclosures, mitigation plans and related monitoring as well as all significant allegations of misconduct involving senior executives or board members.

•
Oversee our processes for the reporting of concerns (including via the hotline).

HESS COMMITTEES
•
Oversee management’s processes to identify principal and emerging health, environmental, safety, security and sustainability-related risks, including those related to ship operations and cybersecurity, RAAS health, environmental, safety, security audits, IAG and external investigations into significant ship incidents, and health, environmental, safety, security-related hotline complaints, and assess the steps management has taken to minimize such risks.

•
Provide functional oversight of IAG.

•
Review compliance with laws and regulations regarding health, environmental, safety, security and sustainability as well as material legal or other proceedings relating to health, environmental, safety, security, and management’s response thereto.

•
Review and recommend policies, procedures, practices and training relative to health, environmental, safety, security and sustainability and oversee monitoring and enforcement of health, environmental, safety, security policies and procedures.

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N&G COMMITTEES
Oversees risks associated with Board processes and corporate governance, including:
•
Board structure;

•
Board and committee appointments and nominations;

•
Board effectiveness and performance evaluations;

•
succession planning; and

•
continuing education for Directors.

COMPENSATION RISK ASSESSMENT

Carnival Corporation & plc’s management, in conjunction with the Compensation Committees’ independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), conducted a thorough review of our compensation programs, including those programs in which our Named Executive Officers participate, to determine if aspects of those programs contribute to excessive risk-taking. Based on the findings from this review and the annual reassessment, the Compensation Committees concluded that our compensation policies and practices do not encourage excessive risk-taking and do not create risks that are reasonably likely to have a material adverse effect on Carnival Corporation & plc.
To reach this conclusion, key elements of our compensation programs were assessed to determine if they exhibited excessive risk. These elements included:
•
pay mix (cash vs. equity) and pay structure (short vs. long-term focus);

•
performance metrics;

•
performance goals and ranges;

•
the degree of leverage;

•
incentive maximums;

•
payment timing;

•
incentive adjustments;

•
use of discretion; and

•
stock ownership requirements.

Our assessment reinforced the Compensation Committees’ belief that our compensation programs are not contributing to excessive risk-taking, but instead contain many features and elements that help to mitigate risk.
For example:
PAY STRUCTURE. Our compensation programs for our Named Executive Officers emphasize both short- and long-term performance through our annual bonus program (delivered in cash) and through the delivery of long-term incentives (equity), which reflects a balanced approach (approximately 40% through base salary and bonus and 60% in long-term equity grants). The mix of our pay program is intended to motivate management to consider the impact of decisions on shareholders and other stakeholders in the short, intermediate and long-term.

INCENTIVE LIMITS. Bonuses cannot exceed 200% of target levels.

LONG-TERM SHARE INCENTIVE GRANTS. The annual long-term share incentive programs for our Named Executive Officers in fiscal 2025 were approved in the form of restricted stock units and performance restricted stock units to strengthen alignment with shareholder interests, to align with business strategy and promote retention and leadership stability.

PERFORMANCE MEASUREMENT. For Named Executive Officers, the performance measurement used when determining their annual bonus is based on the performance of Carnival Corporation & plc with reference to quantitative metrics, focused on Normalized Adjusted Operating Income and environmental, safety, security and sustainability initiatives.

STOCK OWNERSHIP POLICY. All senior executives who are designated as reporting officers under Section 16 of the Exchange Act are subject to a stock ownership policy which specifies target ownership levels of Carnival Corporation and Carnival plc shares in terms of the value of the equity holdings as a multiple of each officer’s base salary.

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CLAWBACK POLICY. We have a New York Stock Exchange (“NYSE”) 303A.14-compliant clawback policy which provides that we will reasonably promptly recover the amount of erroneously granted or paid incentive-based compensation from the covered executives in the event Carnival Corporation & plc is required to restate its financials due to material non-compliance with any financial reporting requirement under the U.S. federal securities laws. In addition, the Carnival Corporation 2020 Stock Plan (which was approved by shareholders in 2020), the Carnival plc 2024 Share Plan (which was approved by shareholders in 2024) and the Management Incentive Plan used to determine annual bonuses contain clawback provisions, which authorize us to recover incentive-based compensation granted to Executive Officers as well as non-executives under those plans in the event of a restatement of financial statements due to fraud or misconduct, or in the event of other specified detrimental activity, including a breach of confidentiality or restrictive covenants, any activity that would be grounds for termination for cause, or maligning, denigrating or disparaging Carnival Corporation & plc, their directors or employees.

CORPORATE GOVERNANCE GUIDELINES

Our Corporate Governance Guidelines address various governance issues and principles, including:
•
Director qualifications and responsibilities;

•
access to management personnel;

•
Director compensation;

•
Director orientation and continuing education;

•
overboarding policy; and

•
annual performance evaluations of the Boards, their Committees and individual Directors.

Our Corporate Governance Guidelines are posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

CEO AND EXECUTIVE MANAGEMENT SUCCESSION PLANNING

Our Boards believe that planning for the succession of our CEO and other executive management positions is an important function. In line with our strategy, our global, multi-brand operational structure enhances our succession planning process and enables us to develop a pipeline of highly capable leaders across brands who embody our culture and bring a variety of backgrounds, experiences and perspectives. We also invest in leadership development programs designed to foster career growth, build strong leaders and retain top talent for advancement across the organization. This systematic approach to talent development allows us to maintain the expertise needed to navigate the unique challenges of the cruise industry while supporting our commitment to sustainable growth and operational excellence.
As a result, Carnival Corporation & plc has developed a very experienced and strong group of leaders, with their performance subject to ongoing monitoring and evaluation, as potential successors to our senior management, including our CEO.
The Boards and the N&G Committees are responsible for effective succession planning, including emergency succession planning, and overseeing a diverse pipeline for succession. The independent Non-Executive Directors meet with our Chair and our CEO (both together and individually) at least annually to plan for the long-term succession of our CEO, including plans in the event of an emergency. During those sessions, each of our Chair and our CEO discusses his recommendations of potential successors, along with an evaluation and review of any development plans for such individuals. As provided in our Corporate Governance Guidelines, the N&G Committees will, when appropriate, make recommendations to the Boards with respect to potential successors to our CEO. All members of the Boards will work with the N&G Committees to see that qualified candidates are available and that development plans are being utilized to strengthen

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the skills and qualifications of the internal candidates. When assessing the qualifications of potential successors to our CEO, the Boards and the N&G Committees will take into account our business strategy as well as any other criteria they believe are relevant.
The Boards, in conjunction with our Chair of the Boards and our CEO, oversee succession planning with respect to the Executive Officers and other members of senior management as they determine from time to time. Our Boards discuss plans for the succession to executive management positions in executive sessions, with appropriate input from our executive management.

PROCEDURES REGARDING DIRECTOR CANDIDATES RECOMMENDED BY SHAREHOLDERS

The N&G Committees will consider shareholder recommendations of qualified Director nominees when such recommendations are submitted in accordance with the procedures below. In order to recommend a candidate for consideration by the N&G Committees for election at the 2026 Annual Meetings of Shareholders, a shareholder must provide the same information as is required for shareholders to submit Director nominations under the advance notice provision set forth in Carnival Corporation’s By-laws. Specifically, any such recommendation must include, in addition to any other informational requirements specifically set forth in Carnival Corporation’s and Carnival plc’s governing documents:
•
the name and address of the candidate;

•
a brief biographical description, including his or her occupation and service on Boards of Directors of any public company or registered investment company for at least the last five years;

•
a statement of the particular experience, qualifications, attributes or skills of the candidate,

taking into account the qualification requirements set forth above; and
•
the candidate’s signed consent to serve as a Director if elected and to be named in the Proxy Statement.

Once we receive the recommendation, we may deliver to the candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the N&G Committees in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our Proxy Statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the N&G Committees at the Annual Meetings of Shareholders. For our 2027 Annual Meetings of Shareholders, the N&G Committees will consider recommendations received by our Company Secretary at our headquarters no later than September 1, 2026.

COMMUNICATIONS BETWEEN SHAREHOLDERS OR INTERESTED PARTIES AND THE BOARDS

Shareholders or interested parties who wish to communicate with the Boards, the Presiding Director, the Non-Executive Directors as a group or any individual Director should address their communications to:
Carnival Corporation & plc Attention: Company Secretary 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States

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The Company Secretary will maintain a log of all such communications, promptly forward to the Presiding Director those which the Company Secretary believes require immediate attention, and also periodically provide the Presiding Director with a summary of all such communications and any responsive actions taken. The Presiding Director will notify the Boards or our Chairs of the relevant Board Committees as to those matters that he believes are appropriate for further action or discussion.

CODE OF BUSINESS CONDUCT AND ETHICS

Carnival Corporation and Carnival plc’s Code of Business Conduct and Ethics applies to all employees and members of the Boards of Carnival Corporation and Carnival plc and provides guiding principles on areas such as identifying and resolving conflicts of interest. Our Code of Business Conduct and Ethics is posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

SECURITIES TRADING POLICY

Our Securities Trading Policy governs the purchase, sale, and other dispositions of Carnival Corporation and Carnival plc securities, including Carnival Corporation common stock and Carnival plc ordinary shares, by our Directors, Executive Officers, employees, their related parties, third parties engaged on our behalf, and Carnival Corporation and Carnival plc, their subsidiaries and certain affiliates.
We believe the Securities Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations in the U.S. and UK, as well as the applicable NYSE listing standards. A copy of the Securities Trading Policy was filed as Exhibit 19 to our 2025 joint Annual Report on Form 10-K.

Non-Executive Director Compensation

Annual Compensation

Additional Annual Cash Retainers ($)
Presiding Director & Senior Independent Director	50,000
Chair of a Board Committee	30,000
Committee Member	10,000

During fiscal 2025, our Non-Executive Directors were entitled to receive an annual cash retainer of $110,000 per year, equity incentive compensation, as further described below, and reimbursement for travel, meals and accommodation expenses attendant to their Board membership. We do not provide retirement or other benefits to our Non-Executive Directors. The Presiding Director received an additional retainer of $50,000 in fiscal 2025. In addition, each Non-Executive Director who served as Chair or a member of a Board Committee received an additional $30,000 or $10,000, respectively, as compensation for such service on each Board Committee.
Board members who are employed by us do not receive additional compensation for their services as a member of the Boards of Directors.
The Boards of Directors are committed to attracting and retaining a highly diverse, experienced and capable group of Non-Executive Directors. To that end, the Compensation Committees review non-executive director pay levels and compensation practices of certain other publicly-listed companies on an annual basis with the assistance of their Compensation consultant to ensure our Non-Executive Director compensation program is competitive. Non-Executive Directors receive payment of their earned retainer in quarterly installments. Annual retainers are

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prorated so that adjustments can be made during the year. Unearned portions of cash retainers are forfeited upon termination of service.
Non-Executive Directors receive annual share grants under the Carnival Corporation 2020 Stock Plan. The Boards of Directors approved an unrestricted share grant for each Non-Executive Director re-elected at the 2025 Annual Meetings of Shareholders with a grant value equal to $195,000. Accordingly, on April 16, 2025 a grant of 11,117 Carnival Corporation unrestricted shares was made to each Non-Executive Director based on the grant value divided by the average of the closing prices of a Carnival Corporation share over a 10-business day period ending on the date of grant ($17.54).
The 2025 annual Non-Executive Director share grants under the Carnival Corporation 2020 Stock Plan vest effective on the grant date for Non-Executive Directors that have served on the Board for at least one year from their initial appointment or election to the Board. For newly appointed or elected Directors, the grants vest and become non-forfeitable on the first anniversary of the Non-Executive Director’s initial appointment or election to the Board. All of the Non-Executive Directors who received 2025 grants had already served on the Board for at least one year.
Unrestricted shares granted to Non-Executive Director have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival Corporation common stock. Generally, Non-Executive Directors will receive their annual grants initially upon their appointment or election to the Boards and subsequently at the time of their election or annual re-election to the Boards.
During fiscal 2025, the Compensation Committees undertook a review of Non-Executive Director pay that included benchmarking against the peer group companies. Following that review, the Compensation Committees recommended, and the Boards approved, certain changes effective December 1, 2025 to more closely align our Non-Executive Director compensation with competitive market data and trends, as summarized below.

Director Pay Element	Fiscal 2025 ($)	Fiscal 2026 ($)
Annual Cash Retainer	110,000
Committees Member Retainer:
Audit & HESS	10,000	20,000
All other Committees	10,000
Committees Chair Retainer:
Audit & HESS	30,000	35,000
All other Committees Chairs	30,000
Presiding Director & Senior Independent Director Retainer	50,000
Annual Equity Retainer	195,000	210,000
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DIRECTOR COMPENSATION FOR FISCAL 2025

The following table details the total compensation earned by our Directors in fiscal 2025, other than Mr. Weinstein, who is a Named Executive Officer. Mr. Weinstein’s compensation is reflected in the “Summary Compensation Table,” which follows the
“Compensation Discussion and Analysis” section. Directors who are employed by us do not receive additional compensation for their services as members of the Boards of Directors.

Name	Fees Earned or Paid in Cash ($)	Stock Grants(1)(2) ($)	All Other Compensation(3) ($)	Total ($)
Micky Arison	―	―	126,507	126,507
Sir Jonathon Band	160,000	198,661	―	358,661
Jason Glen Cahilly	130,000	198,661	―	328,661
Nelda J. Connors	120,000	198,661	―	318,661
Helen Deeble	130,000	198,661	―	328,661
Jeffrey J. Gearhart	150,000	198,661	―	348,661
Katie Lahey	130,000	198,661	―	328,661
Sara Mathew(4)	45,495	0	―	45,495
Stuart Subotnick	160,000	198,661	―	358,661
Laura Weil	160,000	198,661	―	358,661
Randall Weisenburger	220,000	198,661	―	418,661

(1)
Represents the grant date fair value, assuming no risk of forfeiture, of the grants of Carnival Corporation unrestricted shares made in fiscal 2025, calculated in accordance with Accounting Standards Codification Topic 718, “Stock Compensation” (“ASC 718”). On April 16, 2025, each of the Non-Executive Directors re-elected at the 2025 Annual Meetings of Shareholders received a grant of 11,117 unrestricted shares based on the average of the closing prices of a share of Carnival Corporation common stock over a 10-business day period ending the date of grant ($17.54); however, ASC 718 requires us to use the grant date closing price of a share of Carnival Corporation common stock ($17.87) for purposes of disclosing the grant date value of unrestricted share grants in this table. The shares may be forfeited if a Director ceases to serve on the Boards within their first year of service for any reason other than death or disability. All of the Non-Executive Directors who received grants served for all of fiscal 2025.

(2)
None of the Directors hold stock options. The aggregate number of Carnival Corporation and Carnival plc restricted shares held at November 30, 2025 were as follows:

Name	Restricted Shares (#)
Micky Arison	0
Sir Jonathon Band	30,797
Jason Glen Cahilly	30,797
Nelda J. Connors	12,141
Helen Deeble	30,797
Jeffrey J. Gearhart	30,797
Katie Lahey	30,797
Sara Mathew	30,797
Stuart Subotnick	30,797
Laura Weil	30,797
Randall Weisenburger	30,797

(3)
Benefits provided to Mr. Arison as executive Chair include driver and security ($33,759), secondary medical reimbursement plan and associated tax gross up ($31,367), medical allowance ($28,041), automobile lease or allowance ($18,069), and the following other benefits ($15,271 in total): payments to cover premiums on certain benefits and associated tax gross up; automobile repair and expenses; private medical plan (December only); and accidental death or dismemberment, disability and life insurance premiums. The total value of benefits received by each of the Non-Executive Directors was less than $10,000.

(4)
Ms. Mathew stepped down from the Boards in April 2025.

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Governance and Board Matters
Related Person Transactions
NON-EXECUTIVE DIRECTOR POLICIES

The following policies also apply to our Non-Executive Directors:
•
STOCK OWNERSHIP POLICY. The stock ownership policy for Non-Executive Directors provides that all Non-Executive Directors are required to own shares (inclusive of unvested restricted shares, restricted stock units (“RSUs”) and shares in a trust beneficially owned by a Director) of either Carnival Corporation common stock or Carnival plc ordinary shares with a value equal to five times the cash retainer. New Directors must achieve this requirement no later than five years from the date of their initial appointment or election to the Boards by the shareholders. The stock ownership policy for Non-Executive Directors provides that a Non-Executive Director will be deemed to be in compliance with the ownership requirements if the decline in the Carnival Corporation or Carnival plc share price results in the Non-Executive Director falling below the applicable ownership level, provided that they were in compliance prior to the share price movement and do not sell or transfer ownership of any such shares until after the ownership target has again been achieved, unless otherwise approved by the Boards of Directors. Each of the Non-Executive Directors who served in fiscal 2025 was in compliance with this Board-mandated requirement or still in their initial five-year accumulation period.
•
PRODUCT FAMILIARIZATION. All Non-Executive Directors are encouraged to take cruises for purposes of product familiarization. Non-Executive Directors pay a fare of $70 per person per day for the first 14 days per year of any such cruises (or $150 per day in the case of Seabourn) and pay a fare of $200 per person per day for the next 30 days per year of any such cruises, plus taxes, fees and port expenses in each case. Beyond the first 44 days per year, Non-Executive Directors are eligible for smaller discounts. All other charges associated with a cruise (e.g., air, ground transfers, gratuities, tours and fuel supplements, if any) are the responsibility of the Non-Executive Director.

CARNIVAL PLC NON-EXECUTIVE DIRECTOR COMPENSATION

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2025 for Non-Executive Directors is included in
Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

Related Person Transactions
REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

Consistent with our written policies and procedures, it is our practice to review all relationships and transactions in which Carnival Corporation or Carnival plc is a participant and in which our Directors, nominees and Executive Officers and their immediate family members and any five percent beneficial holders have an interest in order to determine whether such related persons have a direct or indirect material interest. Our Global Legal Services and Global Accounting and Reporting Services Departments are primarily responsible for the development and implementation of processes and controls to obtain information from the Directors, nominees and Executive Officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions exceeding $120,000 in which Carnival Corporation & plc was or is to be a participant and a related person had or will have a direct or indirect material interest are disclosed in this Proxy Statement. The Directors are also mindful of their obligations under the Companies Act, the UK Listing Rules and Disclosure Guidance and Transparency Rules of the UK Financial Conduct Authority (the “FCA”) with respect to related parties transactions.

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 41

Governance and Board Matters
Related Person Transactions
In addition, in accordance with our Schedule of Matters Reserved to the Boards and their Committees for their Decision, the Boards review and approve or ratify any related person transaction with an aggregate value in excess of $100,000 in which a Director, an Executive Officer, or any of their immediate family members, has a direct or indirect material interest.
In the course of their review and approval or ratification of a related person transaction, the Boards may consider factors as follows:
•
the nature of the related person’s interest in the transaction;

•
the material terms of the transaction, including, without limitation, the amount and type of transaction;

•
the importance of the transaction to the related person;

•
the importance of the transaction to Carnival Corporation & plc;

•
whether the transaction would impair the judgment of a Director or Executive Officer to act in our best interest; and

•
any other matters the Boards deem appropriate.

Any member of the Boards who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such Director may be counted in determining the presence of a quorum at a meeting of the Boards that considers the transaction.

TRANSACTIONS WITH RELATED PERSONS

TRANSACTIONS WITH MICKY ARISON
Micky Arison, our Chair, is also the Chair, President and the indirect majority shareholder of FBA II, Inc., the general partner of Miami Heat Limited Partnership (“MHLP”), the owner of the Miami Heat, a professional basketball team. He is also the indirect shareholder of Basketball Properties, Inc., the general partner of Basketball Properties, Ltd. (“BPL”), which is the manager and operator of the Kaseya Center. In July 2021, Carnival Cruise Line entered into an amendment of the advertising and promotion agreement between Carnival Cruise Line, MHLP and BPL which extended the terms of the agreement through 2025. In October 2023, Carnival Cruise Line, MHLP and BPL executed an amendment to the advertising and promotion agreement which granted Carnival Cruise Line the right to feature a logo patch on Miami Heat player jerseys for one year for an additional $2 million. Pursuant to this agreement, as amended, Carnival Cruise Line paid $806,000 during fiscal 2025.
In August 2015, Carnival Corporation entered into a nonexclusive Aircraft Lease Agreement with an owner trustee under a trust agreement with Ad Astra I, LLC (the “Lease Agreement”); and in August 2020, Carnival Corporation entered into a Services Agreement with Nickel Cayman Management, LLC (the “Services Agreement” and together with the Lease Agreement, the “Aircraft Agreements”). In March 2021, the Aircraft Agreements were amended to adjust the rental rate and aircraft management fee to account for substantially all flight department overhead being borne by Nickel Cayman Management, LLC following Carnival Corporation’s disposal of its own aircraft in December 2020. In October 2025, the Aircraft Agreements were further amended to adjust the rental rate and aircraft management fee in line with current market rates, with effect from December 1, 2025.
Under the terms of the amended Lease Agreement, Carnival Corporation leases an aircraft beneficially owned by Ad Astra I, LLC from time-to-time in exchange for an hourly rent of $7,920 plus applicable taxes (increasing to $11,240 effective December 1, 2025), which is based on market charter rates for similar aircraft as adjusted for costs of operations borne by Carnival Corporation (i.e., fuel and line maintenance during its operation of the aircraft) and hourly service plan expenses. Under the terms of the amended Services Agreement, Carnival Corporation provides aircraft management services to Nickel Cayman Management, LLC with respect to the aircraft, including overseeing its operation, maintenance and staffing, and is paid an annual fee of $162,000 (increasing to $182,000 effective December 1, 2025) which is based on market rates for similar arrangements (the “Service Fee”). In addition, Carnival Corporation is reimbursed for operating, maintenance and personnel costs and related third party costs incurred in connection with the services (“Service

42 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Governance and Board Matters
Related Person Transactions
Costs”). The terms of the Aircraft Agreements are for one year and they renew automatically for one-year periods, unless terminated sooner by either party upon 30 days’ written notice.
During fiscal 2025, Carnival Corporation paid Ad Astra I, LLC $1,410,000 under the Lease Agreement, and Nickel Cayman Management, LLC paid Carnival Corporation $162,000 as the Service Fee and reimbursed Carnival Corporation $2,784,000 for the Service Costs.
Each of Ad Astra I, LLC and Nickel Cayman Management, LLC are companies directly or indirectly controlled by a trust of which Mr. Arison is a beneficiary. As one of the beneficiaries of the trust, Mr. Arison benefits from payments to Ad Astra I, LLC under the Lease Agreement in whole or in part. Mr. Arison is also an officer of Nickel Cayman Management, LLC.
The Boards have reviewed and approved or ratified these transactions.

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 43

Share Ownership
Share Ownership of Certain Beneficial Owners and Management
DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information concerning the share ownership as of January 13, 2026 of:
•
each of our Directors and Director nominees;

•
each individual named in the “Summary Compensation Table” which appears elsewhere in this Proxy Statement; and

•
all Directors and Executive Officers as a group.

The number of shares beneficially owned by each entity, person, Director, Director nominee or Executive
Officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual would have the right to acquire as of March 14, 2026 (being 60 days after January 13, 2026) through the vesting of RSUs.

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Common Stock*	Percentage of Carnival Corporation Common Stock (%)	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares	Percentage of Carnival plc Ordinary Shares (%)	Percentage of Combined Voting Power** (%)
Micky Arison	94,142,908(2)(3)	7.6	0	―	6.8
Sir Jonathon Band	64,406	***	0	―	***
David Bernstein	223,880(4)	***	0	―	***
Jason Glen Cahilly	80,505	***	0	―	***
Nelda J. Connors	23,258	***	0	―	***
Helen Deeble	83,214	***	0	―	***
Bettina Deynes	56,775(4)	***	0	―	***
Jeffrey J. Gearhart	72,768	***	0	―	***
Katie Lahey	77,756	***	0	―	***
Lars Ljoen	27,846	***	0	―	***
Enrique Miguez	115,642(4)	***	0	―	***
Stuart Subotnick	125,325	***	0	―	***
Laura Weil	124,522	***	0	―	***
Josh Weinstein	715,019(4)	***	0	―	***
Randall Weisenburger	1,362,864(5)	***	0	―	***
All Directors and Executive Officers as a group (15 persons)	97,296,688	7.9	0	—	7.0

*
As part of the establishment of the DLC arrangement, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Trust shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of Carnival Corporation common stock. Under a pairing agreement, the trust shares of beneficial interest in the Trust are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share

44 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Share Ownership
Share Ownership of Certain Beneficial Owners and Management
of Carnival Corporation common stock is issued to a person after the implementation of the DLC arrangement, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.
**
As a result of the DLC arrangement, on most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. Combined voting is accomplished through the special voting shares that have been issued by each company.

***
Less than one percent.

(1)
The address of each individual is 3655 N.W. 87th Avenue, Miami, Florida 33178.

(2)
Mr. Arison is a member of the Arison Group (defined below), which has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group. For information on the share ownership of other members of the Arison Group, see “Principal Owners” table below.

(3)
Includes (i) 13,406,463 shares of common stock held by the various Arison family trusts and (ii) 80,736,445 shares of common stock held by MA 1994 B Shares, L.P.

(4)
Includes 2023 time-based restricted stock units and performance-based restricted stock units granted in April 2023, all of which are scheduled to be released on February 10, 2026.

(5)
Includes 961,238 shares held by Mile 26 Capital LLC.

PRINCIPAL OWNERS

Set forth below is information concerning the share ownership of as of January 13, 2026:
•
all persons known by us to be the beneficial owners of more than 5% of the 1,236,706,612 shares of Carnival Corporation common stock and trust shares of beneficial interest in the P&O Princess Special Voting Trust outstanding; and

•
all persons known by us to be the beneficial owners of more than 5% of the 217,413,915 ordinary shares issued by Carnival plc, less 42,876,272 ordinary shares which are held by Carnival Corporation and 28,927,231 ordinary shares held in treasury, both of which have no voting rights.

Micky Arison, Chair of the Board of each of Carnival Corporation and Carnival plc, certain other members of the Arison family and trusts for their benefit (collectively, the “Arison Group”), beneficially own shares representing approximately 7.6% of the voting power of Carnival Corporation and approximately 6.8% of the combined voting power of Carnival Corporation & plc and have informed us that they intend to cause all such shares to be voted in favor of Proposals 1 through 19. The table below begins with the ownership of the Arison Group.

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 45

Share Ownership
Share Ownership of Certain Beneficial Owners and Management
Name and Address of Beneficial Owners or Identity of Group	Amount and Nature of Beneficial Ownership of Carnival Corporation Common Stock*	Percentage of Carnival Corporation Common Stock (%)	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares	Percentage of Carnival plc Ordinary Shares (%)	Percentage of Combined Voting Power** (%)
MA 1994 B Shares, L.P. 1201 North Market Street Wilmington, DE 19899	80,736,445(1)(2)	6.5	0	―	5.8
MA 1994 B Shares, Inc. 1201 North Market Street Wilmington, DE 19899	80,736,445(1)(2)	6.5	0	―	5.8
Richard L. Kohan Two Alhambra Plaza Suite 1040 Coral Gables, FL 33134	94,144,908(1)(3)	7.6	0	―	6.8
KLR, LLC Two Alhambra Plaza Suite 1040 Coral Gables, FL 33134	83,158,949(1)(4)	6.7	0	―	6.0
Nickel 2015-94 B Trust 1313 North Market Street Suite 5300 Wilmington, DE 19801	80,736,445(1)(2)	6.5	0	―	5.8
Barclays PLC 1 Churchill Place, London, E14 5HP, United Kingdom	0	—	7,534,528(5)	5.2	***
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	65,117,160(6)	5.3	6,871,539(7)	4.7	5.2
Norges Bank Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo, Norway	0	―	13,742,702(8)	9.4	***
Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	113,163,718(9)	9.2	0	―	8.2
*, ** and *** have the same meanings as indicated in the table above.
(1)
The Arison Group has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group.

(2)
MA 1994 B Shares, L.P. (“MA 1994, L.P.”) owns 80,736,445 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. (“MA 1994, Inc.”), which is wholly-owned by the Nickel 2015-94 B Trust, a trust established for the benefit of Mr. Arison and members of his family (the “B Trust”). The sole limited partner of MA 1994, L.P. is the B Trust. Under the terms of the instrument governing the B Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 80,736,445 shares of common stock. By virtue of the B Trust being the sole stockholder of MA 1994, Inc., the B Trust may be deemed to beneficially own all such 80,736,445 shares of common stock. By virtue of Mr. Arison’s interest in the B Trust and the B Trust’s interest in MA 1994, L.P., Mr. Arison may be deemed to beneficially own all such 80,736,445 shares of common stock. Mr. Arison also may be deemed to beneficially own 8,472,297 Shares with respect to which he has a beneficial interest by virtue of the interest and authority granted to him under the trust instrument for the Nickel 2025-05 Trust No. 2. In addition, Mr. Arison may be deemed to beneficially own 2,422,504 Shares with respect to which he has a beneficial interest by virtue of the interest and authority granted to him under the instruments for several trusts for the benefit of his children, and 2,511,662 Shares with respect to which he has a beneficial interest by virtue of the interest and authority granted to him under the instruments for several grantor-retained annuity trusts. The administrative trustee of the B Trust is the Northern Trust Company of Delaware.

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Share Ownership
Share Ownership of Certain Beneficial Owners and Management
(3)
By virtue of being the sole member of KLR, LLC and a trustee of various Arison family trusts, Mr. Kohan may be deemed to own the aggregate of 94,142,908 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership. Mr. Kohan also owns 1,000 shares of common stock directly and owns 1,000 shares of common stock indirectly by virtue of such shares owned by Mr. Kohan’s wife.

(4)
KLR, LLC is a Delaware limited liability company wholly owned by Mr. Kohan. KLR, LLC acts as a distribution advisor for various Arison family trusts and has shared dispositive power over the shares of common stock held by certain of such trusts.

(5)
As reflected in a TR-1 notification received by Carnival plc on January 9, 2025, Barclays PLC and its affiliates reported direct voting rights over 4,946,819 ordinary shares, voting rights over 28,189 ordinary shares subject to right to recall, voting rights over 2,468,126 ordinary shares through CFD, voting rights over 89,182 ordinary shares through an equity swap and voting rights over 2,212 ordinary shares through a portfolio swap.

(6)
As reflected in a Schedule 13G/A filed on February 2, 2024 with the SEC, BlackRock, Inc. reported sole voting power over 59,773,252 shares of common stock and sole dispositive power over 65,117,160 shares of common stock.

(7)
As reflected in a Schedule 13G/A filed on April 29, 2025 with the SEC, BlackRock, Inc. reported sole voting power over 6,388,265 ordinary shares and sole dispositive power over 6,871,539 ordinary shares.

(8)
As reflected in a Schedule 13G/A filed on February 10, 2025 with the SEC, Norges Bank reported sole voting and dispositive power over 13,742,702 ordinary shares.

(9)
As reflected in a Schedule 13G/A filed on February 13, 2024 with the SEC, Vanguard Group reported shared voting power over 1,252,936 shares of common stock, sole dispositive power over 108,941,565 shares of common stock, and shared dispositive power over 4,222,153 shares of common stock.

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 47

Compensation
PROPOSAL 12
Advisory (Non-Binding) Vote to Approve Executive Compensation
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and pursuant to Section 14A of the Exchange Act, our shareholders are being provided with the opportunity to cast an advisory (non-binding) vote to approve our executive compensation. We refer to this vote as the “say-on-pay” vote. Although this vote is advisory and is not binding on the Boards, the Compensation Committees will take into account the outcome of the vote when considering future executive compensation decisions.
The “say-on-pay” vote is required to be offered to our shareholders at least once every three years. In 2023, our Boards recommended that we provide shareholders with the opportunity to cast their “say-on-pay” vote each year and our shareholders agreed. If we maintain our current frequency, the next “say-on-pay” vote is expected to occur at the 2027 Annual Meetings of Shareholders.
The Boards are committed to corporate governance best practices and recognize the significant interest of shareholders in executive compensation matters. The Compensation Committees seek to balance short-term and long-term compensation opportunities to enable Carnival Corporation and Carnival plc to meet short-term objectives while continuing to produce value for their shareholders over the long-term. They also promote a compensation program designed to attract, motivate and retain key executives. As discussed in the Compensation Discussion and Analysis, the Compensation Committees believe that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our Named Executive Officers with those of our shareholders. For example:
Our compensation philosophy places more emphasis on variable elements of compensation (such as annual bonuses and equity-based compensation) than fixed remuneration.

In accordance with the Compensation Committees’ focus on long-term shareholder returns, the Compensation Committees approved performance-based share grants and incentive programs for our Named Executive Officers which vest based upon the extent to which certain pre-grant performance criteria are attained.

To further promote long-term shareholder alignment, we require our Named Executive Officers to meet and maintain stock ownership requirements.

The Compensation Committees review the position of each element of total direct compensation relative to the competitive market and use the range of total direct compensation levels in the competitive market to assess the extent to which the compensation provided to our Named Executive Officers is generally consistent with that offered by the competitive market to their Named Executive Officers.

Carnival Corporation and Carnival plc does not offer U.S. executives excise tax gross-up protections.

We encourage you to read our Compensation Discussion and Analysis contained within this Proxy Statement for a more detailed discussion of our compensation policies and procedures.

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Compensation
PROPOSAL 13—Advisory (Non-Binding) Vote to Approve the Carnival plc Directors’ Remuneration Report
Our shareholders have the opportunity to vote for or against, or to abstain from voting on, the following resolution:
“RESOLVED, that the shareholders approve the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement).”

The Boards of Directors unanimously recommend a vote FOR the approval of the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement).

PROPOSAL 13
Advisory (Non-Binding) Vote to Approve the Carnival plc Directors’ Remuneration Report
In accordance with Section 439 of the Companies Act and Schedule 8 of the Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended (the “LMCG Regulations”), shareholders are voting to approve the Carnival plc Directors’ Remuneration Report. The Carnival plc Directors’ Remuneration Report is in two parts. Part I also constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC and includes information that Carnival plc is required to disclose in accordance with the LMCG Regulations. Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this Proxy Statement and includes the additional information that Carnival plc is required to disclose in accordance with the LMCG Regulations, including certain information which has been audited for the purposes of the Carnival plc Annual Report.
UK law only requires an advisory vote on the substance and content of the Carnival plc Directors’ Remuneration Report. Accordingly, disapproval of this Proposal 13 will not require us to amend the Carnival plc Directors’ Remuneration Report or require any Director to repay any amount. No entitlement of a Director is conditional on the approval of this Proposal 13. However, the Boards and Compensation Committees are expected to take into account both the voting result and the views of our shareholders in their application, development and implementation of compensation policies and plans.

The Boards of Directors unanimously recommend a vote FOR the approval of the Carnival plc Directors’ Remuneration Report.
CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 49

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
CONTENTS
50	COMPENSATION DISCUSSION & ANALYSIS AND CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT (PART I)
50	Letter from the Chair of our Compensation Committees
52	How We Address UK and U.S. Compensation Disclosure Requirements
53	Executive Summary
53	Our Compensation Philosophy
53	2025 Business and Performance Highlights
54	2025 Compensation Overview
56	Total Target Compensation Mix
56	Summary of Our 2025 Decisions
57	Process for Making Compensation Determinations
57	Additional Context for 2025 Decisions
58	Impact of Regulatory Requirements on Compensation
58	Independent Compensation Consultants
58	Risk Considerations
58	Role of Shareholder Engagement in our Executive Compensation Program
59	Named Executive Officer Compensation Design, Elements and Pay Mix
59	2025 Compensation Recommendations and Rationale
59	Base Salaries
59	Annual Bonuses
62	Equity-Based Compensation and Other Long-Term Incentives
65	Perquisites and Other Compensation
66	Post-Employment Compensation Obligations
67	Pensions and Deferred Compensation Plans
67	Peer Group Characteristics
68	Peer Group Companies
68	Changes to Peer Group for Assessing Fiscal 2025 Compensation
68	Competitive Market (Peer Group) Comparison
68	Stock Ownership Policy
69	Hedging Policy
70	Clawback Policy
70	Timing of Certain Equity Awards

▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
LETTER FROM THE CHAIR OF OUR COMPENSATION COMMITTEES

Fellow Shareholders,
Each year, the Compensation Committees conduct the important task of evaluating the design of our executive compensation programs to ensure they continually drive performance against important business priorities and align with the interests of our shareholders. The Compensation Committees are deeply focused on ensuring our compensation programs reflect our pay-for-performance philosophy.
The design of our 2025 executive compensation program is largely consistent with the 2024 program. The program continues to reflect a predominantly at-risk, quantitative performance-based structure. The long-term incentive component retains a simplified structure consisting of performance-based equity (PBS) to incentivize strong performance as well as time-based equity (TBS) to support our retention goals. For our performance-based programs, our Compensation Committees established challenging performance goals to drive financial and operational success for the year and over a longer-term horizon.
The modest design changes effective in fiscal 2025 included updates to 2025 PBS performance metrics to incorporate a relative TSR metric as well as to change from an adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) metric to a Normalized Operating Income per ALBD metric to reflect normalized operations and leverage levels, align with shareholder interests and reward our long-term success.

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Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
Consistent with our updated compensation philosophy described in 2024, we approved increases to the target compensation of our Named Executive Officers in 2025. Such increases reflect a commitment to position target pay closer to market median levels and were primarily concentrated in long-term incentives, strengthening alignment between pay and performance.
Guided by our executive leadership team, fiscal 2025 was a record year for us. Financial performance in 2025 was very strong with revenue and operating income at an all-time high, all while delivering unforgettable experiences to over 13.6 million guests who joined us last year.
The compensation determinations for our Named Executive Officers reflect our overall strong performance. Our Annual Bonus will pay out at 186.9 percent of target.
On behalf of the Compensation Committees, we appreciate the input our shareholders have provided and look forward to our continued dialogue over the coming year. Thank you for your investment in Carnival Corporation & plc.

Sincerely,
RANDALL WEISENBURGER Chair of the Compensation Committees January 27, 2026
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HOW WE ADDRESS UK AND U.S. COMPENSATION DISCLOSURE REQUIREMENTS

Carnival Corporation and Carnival plc are separate legal entities (together referred to in this Report as “Carnival Corporation & plc”) and each company has its own Board of Directors and Compensation Committee. However, as is required by the agreements governing the DLC arrangement, the Boards of Directors and members of the Committees of the Boards, including the Compensation Committees, are identical and there is a single senior management team.
Carnival Corporation and Carnival plc are subject to disclosure regimes in the U.S. and UK. While some of the disclosure requirements are the same or similar, some are very different. As a result, the Carnival plc Directors’ Remuneration Report is in two parts. The information contained in this Part I constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC and includes information that Carnival plc is required to disclose in accordance with Schedule 8 of the LMCG Regulations.
Part II of the Carnival plc Directors’ Remuneration Report, set forth as Annex B to this Proxy Statement, includes the additional information that Carnival plc is required to disclose in accordance with the LMCG Regulations, including certain information that has been audited for the purposes of the Carnival plc Annual Report.
Parts I and II of the Carnival plc Directors’ Remuneration Report are in compliance with the LMCG Regulations, the UK Corporate Governance Code, the Companies Act and the UK Listing Rules of the FCA. Both Parts I and II form part of the Carnival plc Annual Report for the year ended November 30, 2025.
Pursuant to rules promulgated by the SEC and the LMCG Regulations, this Compensation Discussion and Analysis reviews the compensation of the following Named Executive Officers of Carnival Corporation & plc:

JOSH WEINSTEIN

Chief Executive Officer

DAVID BERNSTEIN

Chief Financial Officer and Chief Accounting Officer

BETTINA DEYNES

Global Chief Human Resources Officer

LARS LJOEN

Chief Maritime Officer

ENRIQUE MIGUEZ

General Counsel

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
EXECUTIVE SUMMARY

OUR COMPENSATION PHILOSOPHY
Aligning Compensation with Our Purpose & Mission and Values
Our executive compensation program is designed to reward financial results, successful delivery of our long-term strategy and effective strategic leadership, all in a manner consistent with our purpose & mission and values. We use both short-term rewards and long-term incentives to promote alignment of the financial interests of our Executive Officers with our shareholders. We endeavor to align our compensation program and underlying performance measures with the interests of our shareholders and senior executives by linking actual pay to operating performance, environment, safety and security, sustainability initiatives and shareholder interests. We also seek to provide a total direct compensation package (salary, bonus and equity grants) that allows us to be competitive in the labor markets where we compete for executive talent, adjusted as necessary to take into consideration factors including the relevant senior executive’s performance, experience and responsibilities. As part of our pay philosophy, we generally aim to set target compensation for our Named Executive Officers near market median and continue to make appropriate adjustments in furtherance of this philosophy.
Considering U.S. and UK Market Approaches
All of the Named Executive Officers who are currently employed by us were located in the U.S. for all or substantially all of 2025. As a global entity, we strive to implement a consistent set of compensation principles across geographic and operating company units that satisfy the requirements of all jurisdictions and local market demands while also accounting for local market norms and practices. Since our current Executive Officers are based in the U.S., our compensation policies primarily reflect U.S. market practices. However, the Compensation Committees seek to incorporate UK compensation principles, including those contained in the UK Corporate Governance Code, to the degree practicable.
Emphasizing At-Risk Pay
Our compensation philosophy emphasizes at-risk incentive pay to drive a pay-for-performance culture. This compensation philosophy extends beyond our Named Executive Officers to include other key executives, reflecting the Compensation Committees’ commitment to aligning compensation with the success of Carnival Corporation & plc.
As disclosed in greater detail in the sections that follow, our 2025 programs remained predominantly quantitative performance-based, aligning with our compensation philosophy and investor feedback. The Compensation Committees did not exercise discretion in certifying 2025 results.

2025 BUSINESS AND PERFORMANCE HIGHLIGHTS
A Record Year
Our business ended fiscal 2025 on a high note, with an incredibly strong finish to a record-breaking year. During fiscal 2025, we delivered:
•
all-time high full-year revenues of $26.6 billion;

•
cash from operations of $6.2 billion, making a significant contribution toward enhancing our financial strength;

•
all-time high operating income of $4.5 billion, more than 25 percent higher than the prior year; and

•
record year-end customer deposits at the end of 2025, up nearly 7 percent year over year.

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Continued Sustainability Progress
During 2025, we also continued making progress towards our sustainability goals. We reached our 2030 goal ahead of schedule, cutting greenhouse gas emissions intensity by 20% relative to our 2019 baseline. Separately, our “Less Left Over” strategy helped reduce food waste by over 47%, edging closer to our 50% target set for 2030.

2025 COMPENSATION OVERVIEW
Summary of Fiscal 2025 Named Executive Officer Compensation
Consistent with our compensation philosophy and investor feedback, our 2025 program continued to be significantly weighted towards quantitative performance-based elements, with the Management Incentive Plan (“MIP”) annual cash bonus and the long-term performance-based restricted stock unit (“PBS”) grant being fully at-risk and based on pre-established quantitative measures. We also continued the time-based long-term restricted stock unit (“TBS”) incentive to support retention objectives. The Compensation Committees strongly believe that this compensation and incentive structure aligns our performance with the interests of our shareholders while also balancing the need to drive measured, well-informed, and long-term focused decision-making by senior leadership.
Our 2025 compensation program included:
•
Performance metrics for our 2025 annual cash bonus delivered through our MIP focus on Normalized Adjusted Operating Income (80%) as the primary performance measure with the remainder focused on critical environmental and safety initiatives (20%). The specific goals and metrics for the MIP annual cash bonus were established and approved by the Compensation Committees at the beginning of this measurement period, as described in more detail below.
•
Structure of our 2025 equity-based incentive program:

•
PBS (performance-based share) grants, weighted at 60%, designed to support our return to profitable growth, align with shareholder interest and reward long-term success by measuring Normalized Operating Income per adjusted lower berth days (“ALBD”), adjusted ROIC, relative TSR and GHG intensity reductions for fiscal years 2025, 2026 and 2027.

•
TBS (time-based share) grants, weighted at 40%, to support our retention objectives by providing for annual vesting over a three-year period subject to continued employment.

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Fiscal 2025 Named Executive Officer Compensation Overview
Pay Element	Form of Payment	Performance Period	Description of Pay Element	Commentary
Base Salary	Cash	One year	Provides compensation based on level of responsibility, performance, and other market factors	• Reviewed annually
MIP Annual Cash Bonus	Cash	One year
Performance Metrics and Weighting:
•
Normalized Adj. Operating Income (80%)

•
HESS (20%)

•
Safe & Compliant ships

•
Safe and Healthy Passengers & Crew

•
Protecting the Environment

Additional Detail:
•
Payout will range from 0 to 200% of target

•
Focuses performance on our critical priority areas

• Continued the mix of pre-established metrics based on our primary financial performance measurement and critical sustainability initiatives
Long-Term Incentive	PBS (Performance-Based Share Grants)	Three years
Performance Metrics and Weighting:
•
Normalized Operating Income per ALBD (45%)

•
Adjusted ROIC (20%)

•
Relative TSR (20%)

•
GHG Intensity Reduction (15%)

Additional Detail:
•
Cliff vests following a three-year measurement period

•
Payout range of 0 to 200% of target

•
Continued a structure based on multiple pre-established quantifiable metrics measured over a multi-year period

•
Incorporated updated metrics that are designed to reflect normalized operations and leverage levels, align with shareholder interests and reward our long-term success, including by benchmarking our TSR relative to our peers in the travel and leisure sector

	TBS (Time-Based Share Grants)	Three years	• Vests annually in equal installments over a three-year period subject to continued employment	• Balances the need to retain our executive team and motivate them to responsibly drive profitable growth
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TOTAL TARGET COMPENSATION MIX(1)
(1)
At-risk compensation includes the Annual Incentive Bonus that is subject to performance criteria and the Long-Term Equity Incentives, some of which are subject to performance criteria and all of which are subject to change in value based on share price movements during the vesting period.

SUMMARY OF OUR 2025 DECISIONS
The Compensation Committees make decisions regarding Named Executive Officer total compensation (base salary, annual bonus and annual equity grants) in connection with our annual performance review process. The table below summarizes the Compensation Committees’ decisions for fiscal 2025.
Factors That Guided Compensation Decisions
•
Our compensation philosophy, as well as our policies, practices and objectives

•
Degree of achievement of key strategic financial and operational goals for fiscal 2025

•
Advice of an independent compensation consultant

•
Shareholder input

•
Market pay practices

•
The impact of any individual compensation element on the other elements and on total compensation

Fiscal 2025 Compensation Program Changes	In line with our updated philosophy targeting the market median for total compensation, in 2025 we continued to make phased adjustments to our Named Executive Officers’ target compensation levels to bring them in line with the market median, based on our review of our peer group and compensation survey data.
Key Fiscal 2025 Compensation Decisions
Base Salary Decisions
For fiscal 2025, the Compensation Committees approved increases to base salary for all Named Executive Officers in keeping with our philosophy to provide competitive pay that aligns with broader market benchmarking. The base salary increases ranged from four to 22 percent.
Annual Cash Bonus
For fiscal 2025, the Compensation Committees approved increases to the bonus targets for all Named Executive Officers except Mr. Bernstein, in keeping with our compensation philosophy. The primary performance metric for the bonus was Normalized Adjusted Operating Income, with the balance of performance metrics focused on performance of environmental and safety initiatives. Due to our strong financial performance, the Named Executive Officers earned a 191.1 percent payout under the Normalized Adjusted Operating Income metric, and a 170.3 percent payout on the environmental and safety initiatives metric, resulting in a final, weighted payout of 186.9 percent.
Equity Grant Decisions
For fiscal 2025, the Compensation Committees approved increases to equity incentive compensation targets for all Named Executive Officers following a review of market data for comparable roles. The equity-based program remained majority performance-based with refined performance metrics for 2025 focusing on profitability, shareholder returns relative to our peers, disciplined capital spending and GHG reduction measures, with a time-based component included to support our retention objectives.

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
PROCESS FOR MAKING COMPENSATION DETERMINATIONS

Early Fiscal Year	Mid-Fiscal Year	Post-Fiscal Year
Compensation Approach	**Evaluate Program**	**Final Board Deliberations**
• The Compensation Committees determine the compensation policy and approach for the fiscal year. • Our CEO and the Chair of the Boards of Directors recommend key initiatives and goals for Carnival Corporation & plc to the Compensation Committees.	• The Compensation Committees consult with the leadership team and independent consultants on matters such as compensation planning, staffing levels and retention incentives with the goals of supporting employees and attracting necessary personnel. • The Compensation Committees meet and discuss with our CEO, Chair of the Boards of Directors and the Chief Human Resources Officer.	• Our CEO, Chair of the Boards, and the Compensation Committees review the results of progress towards goals and other material items relating to overall Carnival Corporation & plc performance. • Our CEO reviews: (1) annual competitive market analysis provided by the independent consultant (2) individual Named Executive Officer performance (3) performance results of the group of brands or company-wide results and then provides the Compensation Committees with recommended total target compensation levels for each Named Executive Officer, except for his own. • The Compensation Committees determine CEO and Named Executive Officer compensation by evaluating their individual performance against set performance objectives in addition to the overall performance of Carnival Corporation & plc.

ADDITIONAL CONTEXT FOR 2025 DECISIONS
In fiscal 2025, the Compensation Committees continued to consult with their independent consultants and management on matters such as compensation planning, staffing levels, and retention incentives with the goals of supporting employees, attracting necessary personnel, and recognizing the strong performance of management and the workforce over the year. The Compensation Committees took into consideration business needs and the impact of decisions on employees and shareholders. The Compensation Committees exercised independent judgment when consulting with or receiving advice from management, Executive Directors, or compensation consultants.
After the fiscal year was completed, our CEO and our Chair of the Boards of Directors reviewed with the
Compensation Committees the results of those initiatives, progress towards goals, and other material items relating to overall Carnival Corporation & plc performance. Our CEO reviewed the annual competitive market analysis provided by the independent consultant, as well as individual performance of each Named Executive Officer and the results of the group of brands or company-wide results, as appropriate, and provided the Compensation Committees with recommended total target compensation levels for each Named Executive Officer, except for his own. The compensation for our Named Executive Officers was then determined by the Compensation Committees using their discretion to evaluate the individual performance of our Named Executive Officers and the overall performance of Carnival Corporation & plc.

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IMPACT OF REGULATORY REQUIREMENTS ON COMPENSATION
In making determinations regarding executive compensation, the Compensation Committees consider relevant issues relating to accounting treatment, tax treatment (both company and individual), and regulatory requirements. The global nature of Carnival Corporation & plc’s operations necessarily means that monitoring these technical issues and considering their potential impact on the appropriate design and operation of executive remuneration programs is an increasingly complex exercise. Technical issues are evaluated in light of Carnival Corporation & plc’s philosophy and objectives for executive compensation and their corporate governance principles, as described earlier in this Compensation Discussion and Analysis.

INDEPENDENT COMPENSATION CONSULTANTS
The Compensation Committees have engaged FW Cook (together with its UK affiliated firm, FIT Remuneration Consultants LLP (“FIT”)) to assist in their annual review of our executive and Director compensation programs. The Compensation Committees believe that FW Cook and FIT provided objective advice to the Compensation Committees. FW Cook and FIT provide no other services to Carnival Corporation & plc and have no other connections with Carnival Corporation & plc or individual Directors.
During fiscal 2025, a consultant from FW Cook attended meetings of the Compensation Committees and provided FW Cook’s views on proposed actions by the Compensation Committees.
In accordance with New York Stock Exchange listing rules relating to compensation consultant independence, the Compensation Committees have determined that FW Cook and FIT and their consultants are independent after taking into consideration the factors set forth in the listing rules. Pursuant to the foregoing factors, the Compensation Committees have determined that FW Cook’s and FIT’s work raised no conflicts of interest.

RISK CONSIDERATIONS
The Compensation Committees evaluate the compensation program for potential risks. The Compensation Committees have concluded that the incentive structure for senior management does not encourage behaviors that would create material adverse risk for Carnival Corporation & plc, and that risks arising from Carnival Corporation & plc’s compensation policies and practices for their workforce are not reasonably likely to have a material adverse effect on Carnival Corporation & plc. Please refer to the “Compensation Risk Assessment” section for additional information.

ROLE OF SHAREHOLDER ENGAGEMENT IN OUR EXECUTIVE COMPENSATION PROGRAM
Shareholder engagement is an important source of feedback for our Compensation Committees on our executive compensation program.
During fiscal 2025, we have continued to engage with shareholders to seek feedback on our compensation program, and to incorporate that feedback in our compensation discussions. We engaged with a significant number of our shareholders throughout the year. Our Presiding Director and Senior Independent Director (who is also the Chair of our Compensation Committees) participated in select meetings to discuss our compensation program.
The strong support for our 2025 “say on pay” vote indicated to us that shareholders were pleased with the 2024 executive compensation program structure. As a result, the Compensation Committees maintained the quantitative and performance-based structure of our executive compensation program for fiscal 2025 and did not make any changes as a result of the 2025 “say-on-pay” vote. The Compensation Committees have and will continue to consider shareholder input as well as results from the annual shareholder advisory votes, including the next vote in April 2026, when reviewing executive compensation programs and policies.

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
NAMED EXECUTIVE OFFICER COMPENSATION DESIGN, ELEMENTS AND
PAY MIX

The compensation elements for our Named Executive Officers consist of:
•
base salary;

•
annual cash bonus;

•
equity-based incentive compensation; and

•
limited perquisites.

In determining the amount of any particular compensation element, the Compensation
Committees consider the impact of such element on total compensation (and thus, each element affects the amount paid in respect of other elements of compensation). For example, the Compensation Committees consider the amount of the base salary and annual bonus that may be earned by a Named Executive Officer when making an equity grant.

2025 COMPENSATION RECOMMENDATIONS AND RATIONALE

BASE SALARIES
Base salaries are intended to provide a level of fixed compensation that is reflective of each Named Executive Officer’s level of responsibility. Base salaries of our Named Executive Officers for fiscal 2025 are reported in the “Summary Compensation Table.” The Compensation Committees annually review each Named Executive Officer’s performance and may increase the base salary of a Named Executive Officer at their discretion if merited by performance, responsibilities, or other market factors necessary to attract and retain our executives.
For fiscal 2025, the Compensation Committees approved increases to base salary for all Named Executive Officers effective March 1, 2025 (other than Mr. Ljoen for whom the increase was effective January 1, 2025), in keeping with our philosophy to provide competitive pay that aligns with broader market benchmarking. Following these adjustments, Named Executive Officer base salaries are generally near market median (based on the review of our peer group and compensation survey data).
Name	2024 Base Salary ($)	2025 Base Salary (effective March 1, 2025) ($)
Josh Weinstein	1,400,000	1,450,000
David Bernstein	960,000	1,000,000
Bettina Deynes	490,000	600,000
Lars Ljoen(1)	N/A	675,000
Enrique Miguez	675,000	700,000

(1)
Mr. Ljoen was not a Named Executive Officer for fiscal 2024.

ANNUAL BONUSES
Annual cash bonuses for our Named Executive Officers are determined in accordance with the Carnival Corporation & plc MIP. The MIP is designed to focus the attention of our executives on achieving strong performance results against key business priorities and is a core component of our compensation program that supports our pay for performance philosophy.
For fiscal 2025, the Compensation Committees approved increases to the bonus targets for all Named Executive Officers except Mr. Bernstein, in keeping with our philosophy to provide competitive pay that aligns with broader market benchmarking. These increases helped bring total compensation for our Named Executive Officers nearer to, but generally still lower than, market median (based on the review of our peer group and compensation survey data).
The target opportunities for fiscal 2025 for our Named Executive Officers are shown below. Actual payouts may range from 0% to 200% of the target bonus opportunity based on actual performance of our company.

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Name	2024 Target Bonus ($)	2025 Target Bonus ($)
Josh Weinstein	2,800,000	2,900,000
David Bernstein	1,350,000	1,350,000
Bettina Deynes	375,000	500,000
Lars Ljoen(1)	N/A	500,000
Enrique Miguez	505,000	625,000

(1)
Mr. Ljoen was not a Named Executive Officer for fiscal 2024.

The 2025 MIP program approved by the Compensation Committees features quantifiable, preset annual performance metrics based on financial, operating, environmental sustainability and ethics and compliance goals tied to profitability and sustainable growth. For 2025, as we continued our strategic focus on profitability, the Compensation Committees maintained Normalized Adjusted Operating Income as the primary MIP performance metric, with the balance of metrics focused on performance of environmental and safety initiatives, as described in more detail below. Additionally, as part of their personal annual appraisal, all Executive Officers are evaluated on performance against our stated Core Values. For additional information on our Core Values, please refer to the Carnival plc Corporate Governance Report (attached as Annex C) under “Workforce Engagement.”

Summary of MIP Annual Cash Bonus Design for 2025
The Compensation Committees approved performance metrics based entirely on preset targets that emphasize profitability and continued focus on key strategic environmental and safety objectives:
Metric	Weight
Normalized Adjusted Operating Income	80%
HESS	20%
• Safe and Compliant Ships
• Safe and Healthy Passengers and Crew
• Protecting the Environment
2025 MIP Performance Metrics and Targets (Audited)
Our 2025 MIP annual cash bonus design includes quantitative performance metrics addressing our key business priorities of profitability, health, environmental performance, compliance and safety.
The following table is a summary of the performance goals used to determine the level of achievement associated with the Normalized Adjusted Operating
Income performance measure, as well as the actual results and payout. The Normalized Adjusted Operating Income performance goals required meaningful growth over fiscal 2024 adjusted Operating Income to achieve the target payout. The final Normalized Adjusted Operating Income result was $4.3 billion1, above our target goal.

Normalized Adjusted Operating Income (80%)	Threshold	Target	Maximum	2025 Actual
Normalized Adjusted Operating Income ($ in millions)1	3,605	3,916	4,337	4,300
Payout (%) of Target	50	100	200	191.1
The HESS (Health, Environmental, Safety and Security) component of the MIP annual cash bonus, described in more detail below, measures our performance against established goals in each of our three identified HESS focus areas: safe and compliant ships, safe and healthy passengers and crew, and protecting the environment. The HESS MIP component comprised 20% of the 2025 MIP annual bonus.
HESS is critical to the well-being of our passengers and crew, safe and effective operation of our ships, and stewardship of the environment. As a result, we designed the HESS component of the MIP to specifically emphasize the importance of HESS to management. The HESS MIP program was developed by our Chief Maritime Officer (“CMO”) using metrics based on international regulations and our HESS policies. The CMO developed the specific metrics that

1
Normalized Adjusted Operating Income is a non-GAAP measure. A reconciliation to the most comparable GAAP measure can be found under “Non-GAAP Financial Measures—Reconciliation to GAAP.”

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were reviewed and approved by the CEO, the HESS Committees and then by the Compensation Committees in establishing the 2025 MIP. The HESS component of the MIP reflects our HESS results and our proactive efforts to improve our HESS performance and that of the individual brands.
The overall corporate performance is a weighted average of individual brand performance which is determined using a series of quantitative performance metrics across the three focus areas. The metrics are measurable and objective. More specifically, some metrics are based on performance achievement while others are based on completion of efforts designed to improve performance. This latter group of metrics supports a “prepare for future progress” philosophy. The quantitative performance metrics associated with our three focus areas are described in more detail below. For competitive reasons, we do not intend to disclose the specific metrics and targets beyond the details provided below.
Each focus area is allocated a specific point potential, which, when added together, total 100 points. Payout for the HESS MIP component is based on the total points achieved for all three focus areas, with each total points score between threshold and maximum levels representing a payout percentage on the payout curve.
The table below describes the points achieved in each focus area, the number of points required to achieve threshold, target and maximum payout percentage, and the actual results (total points and payout).

HESS (20%)	Threshold	Target	Maximum	2025 Actual
Focus areas:
• Safe and Compliant Ships (35-point potential) (29.2 points achieved)	50 points	70 points	85 points or above	81.8 points
• Safe and Healthy Passengers and Crew (30-point potential) (22.7 points achieved)
• Protecting the Environment (35-point potential) (29.8 points achieved)
Payout (%) of Target	50%	100%	200%	179%
The total points achieved for 2025 are associated with a payout of 179% as indicated above. Following an evaluation of the performance results, judgment was used to determine the final HESS payout. Significant individual HESS operational incidents were considered. For each brand, the CMO and CEO made a subjective evaluation of significant HESS incidents, focusing on those which could have been prevented. Considerations included number and severity of incidents. Based on this review, the CMO and CEO recommended to the Compensation Committees that the formulaic payout percentage associated with the “2025 Actual” points achieved shown above be adjusted to, and approved at, 170.3%.
The following is a description of the metrics included in each HESS focus area:
Safe and Compliant Ships (35-point potential): consists of two performance metrics and two proactive metrics. The performance metrics are shipboard compliance audit results performed by our internal audit team and a series of safety metrics related to fire prevention, detection and suppression, and life-saving appliances. The proactive metrics are designed to improve future performance by measuring the deck, engineering, and environmental officer attendance at our training center (CSMART) and always achieving full crewing of deck, engineering, and environmental officers on all ships because these crew members are key to our HESS performance.

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Safe and Healthy Passengers and Crew (30-point potential): consists of several performance and trend metrics including guest and passenger injury rates, objective security measures, and internal and independent government public health inspection results.
Protected Environment (35-point potential): consists of four environmental metrics: compliance with emission and discharge regulations, carbon intensity reduction relative to assigned targets, use of lower emissions fuels and food waste management.

2025 MIP Annual Cash Bonus Performance Results
The formula-based MIP annual cash bonus results for fiscal 2025 reflected our strong performance in fiscal 2025.
Overall performance against the goals for the Named Executive Officers is 186.9%, as shown below. These goals are important indicators of our financial and operational success and recognize that Named Executive Officer performance far exceeded defined targets and expectations set at the beginning of 2025. The following table summarizes the results for each MIP performance goal, the overall MIP formula-based performance, and the final bonus amounts earned:

	Normalized Adjusted Operating Income			HESS			2025 MIP Results	2025 MIP Bonus Earned
Name	2025 Actual ($ in millions)	% of Target	Weighting	2025 Actual	% of Target	Weighting	% of Target	($)
Josh Weinstein	4,300	191.1	80%	81.8 points	170.3	20%	186.9	5,420,100
David Bernstein								2,523,150
Bettina Deynes								934,500
Lars Ljoen								934,500
Enrique Miguez								1,168,125
EQUITY-BASED COMPENSATION AND OTHER LONG-TERM INCENTIVES
Overview
The Compensation Committees grant equity-based compensation to our Named Executive Officers to provide long-term incentives and align management and shareholder interests. The Compensation Committees believe that a substantial portion of compensation should be equity-based. The equity-based compensation program is designed to:
recognize scope of responsibilities
reward demonstrated performance and leadership
motivate future superior performance
align the interests of the executive with our shareholders
Our equity-based compensation grants to our Named Executive Officers are made pursuant to the Carnival Corporation 2020 Stock Plan and are consistent with the Carnival plc Directors’ Remuneration Policy, which have been approved by Carnival Corporation & plc shareholders.

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2023 PBS Grants
The 2023 PBS grants made to the Named Executive Officers in February 2023 completed their performance period at the end of fiscal 2025 and vested on February 10, 2026. The 2023 PBS grants vested based on the extent to which fiscal 2023-2025
Normalized Adjusted EBITDA, fiscal 2025 adjusted ROIC, and fiscal 2025 carbon intensity reduction results, met or exceeded the specified performance goals, as summarized in the table below:

1
Normalized Adjusted EBITDA and Adjusted ROIC are non-GAAP measures. A reconciliation to the most comparable GAAP measure can be found under “Non-GAAP Financial Measures—Reconciliation to GAAP.” 2023 Normalized Adjusted EBITDA was calculated to include the impact of non-newbuild capital expenditures excluding port investments, whereas calculation of 2025 Adjusted EBITDA growth vs. 2023 excluded this impact for 2023 and 2025.

Our PBS program was designed to align pay with performance and support long-term shareholder value. In early 2023, the Compensation Committees set PBS goals based on the business outlook at the time, aiming for targets that were appropriately challenging while supporting strategic priorities.
Maximum performance was intended to be a stretch, and our results exceeded those expectations, with three of four metrics achieving above-maximum levels. The Committees believe this outcome reflects strong execution and will continue to review goal calibration to maintain rigor going forward.

Based on the above results and final payout percentages, the Named Executive Officers will receive the following shares in February 2026:
Named Executive Officer	2023 PBS Earned Shares (#)
Josh Weinstein	635,820
David Bernstein	333,805
Bettina Deynes	47,686
Lars Ljoen	18,164
Enrique Miguez	63,581
2025 Equity-Based Incentive Program
For 2025, the equity-based program remained majority performance-based with a refined focus on profitability, shareholder returns relative to the travel and leisure industry, disciplined capital spending and GHG reduction measures, with time-based restricted stock units included to support our retention objectives.

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Majority Performance-Based, Multi-Year Equity Program
Equity Mix	Compensation Committees’ Actions and Rationale

•
Continued improvements over the longer term in our operating environment support maintaining majority performance-based compensation, with time-based compensation intended to support retention objectives while also tying pay to stock price performance

•
PBS performance criteria measured against multi-year performance on Normalized Operating Income per ALBD (45%), Adjusted ROIC (20%), Relative TSR (20%) and GHG Intensity Reduction (15%)

2025 Equity Compensation Targets
For fiscal 2025, the Compensation Committees approved increases to equity targets for all Named Executive Officers in connection with a review of their roles and responsibilities and market data for comparable roles. Equity targets for all Named
Executive Officers are nearer to, but still lower than, market median following these increases (based on the review of our peer group and compensation survey data).

2025 equity compensation targets for each Named Executive Officer are as follows:
Named Executive Officer	PBS (60%) ($)	TBS (40%) ($)	Total Target Value ($)
Josh Weinstein	6,900,000	4,600,000	11,500,000
David Bernstein	1,941,000	1,294,000	3,235,000
Bettina Deynes	781,200	520,800	1,302,000
Lars Ljoen	564,030	375,975	940,005
Enrique Miguez	890,400	593,600	1,484,000
Disclosure and the Timing of Equity-Based Compensation
2025 PBS and TBS Equity Incentives
PBS grants represent 60% of our Named Executive Officers’ target equity incentive in our 2025 compensation program. These grants are subject to a three-year measurement period of fiscal 2025-2027, and will cliff vest in 2028 based on attainment of performance goals following the end of the three-year performance period with a payout range of 0 to 200% of target.
The Compensation Committees approved the following performance metrics and weightings:
Normalized Operating Income per ALBD	Adjusted ROIC	Relative TSR	GHG Intensity Reduction
45%	20%	20%	15%
The Compensation Committees believe these metrics taken together serve as a strong holistic representation of our long-term performance by measuring absolute profitability and capital efficiency, relative shareholder returns, and progress on our sustainability priorities.
The specific performance targets for Normalized Operating Income per ALBD, Adjusted ROIC and GHG Intensity Reduction will be disclosed after the end of the performance period in the 2027 Proxy Statement, as the Boards consider them strategic and commercially sensitive to disclose at this time, given the absence of a robust set of publicly traded peers of comparable size.
The Relative TSR performance metric measures our company’s TSR versus the TSR of each of the companies included in the Dow Jones U.S. Travel & Leisure Index. TSR is determined by measuring the average adjusted closing price of a share of common

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stock for the 20 trading days before the first trading day of the performance period and at the end of the performance period. The closing price is adjusted to account for both capital gains and additional value generated from reinvested dividends and stock splits over the specified time periods. The Relative TSR performance metric is applied as follows:
Performance Period Segments		Payout Percentage— Percentile Rank(1)
Period	Allocation of TSR Weighting	<20th	20th	50th	≥80th
2025	25%	0%	50%	100%	200%
2025 – 2026	25%
2025 – 2027	50%

(1)
Payouts when actual performance is between these points are calculated using linear interpolation. In the event our TSR is negative, but the Relative TSR payout exceeds 100% due to outperformance compared to the industry index, actual payouts will be capped at 100%.

In January 2025, the Compensation Committees approved a PBS target value for each of our Named Executive Officers and certain other executives. Each target value was determined after consideration of recommendations received from our CEO (other than in respect of his own grant which was recommended by our Chair of the Compensation Committees), as well as reviewing the scope of each Named Executive
Officer’s responsibilities, performance and long-term retention considerations.
In April 2025, PBS grants were made based on the grant values approved in January 2025 and were converted into a target number of PBS based on the average of the closing prices of a share of Carnival Corporation common stock over a 10-business day period ending on April 16, 2025 (the effective date of grant), being $17.54. They will vest in April 2028, subject to certification of performance results. The PBS grants do not receive dividends or have voting rights.
For 2025, the Compensation Committees also determined to provide 40% of the target equity incentive in the form of TBS grants to incentivize retention while maintaining a direct connection to our stock price performance. These grants vest annually on a pro-rata basis over a three-year period. The final number of 2025 PBS and TBS is listed in the “Grants of Plan-Based Awards” table.
The TBS and PBS grants do not receive dividends or have voting rights. Each grant is credited with dividend equivalents equal to the value of any cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares during the vesting period. The dividend equivalents, if any, will be distributed upon the vesting of the grant.

PERQUISITES AND OTHER COMPENSATION
Our Named Executive Officers are provided various perquisites that the Compensation Committees believe are representative of common practices for executives in their respective countries. The Compensation Committees, with the assistance of FW Cook, review perquisites provided to our Named Executive Officers on a periodic basis and take into account each Named Executive Officer’s particular circumstances and overall level of compensation and believe that perquisites provided by Carnival Corporation & plc continue to be an appropriate element of the overall compensation package used to attract and retain such officers.
The Compensation Committees have approved a policy to establish procedures and controls as to the authorized use of aircraft owned, operated, or chartered by Carnival Corporation & plc (the “Aircraft”). According to the policy, the Aircraft can only be used for business purposes. Guests may accompany these executives when traveling. Due to security considerations, the Compensation Committees have also agreed to allow our CEO to use the Aircraft for personal use so long as the incremental cost of such use to Carnival Corporation & plc does not exceed $200,000 per year. Once that threshold is reached, the CEO will reimburse us for any additional incremental costs (subject to applicable regulatory limitations). The Compensation Committees determined that the Aircraft usage policy and levels of usage and costs were consistent with those offered by large multinational companies like Carnival Corporation & plc.
In lieu of participation in the Carnival Corporation Nonqualified Savings Plan which was discontinued in accordance with Section 457A of the U.S. Internal Revenue Code, the Compensation Committees approved a program that provides for payment of additional annual compensation directly to these employees in an amount equal to what would have been deposited on behalf of those employees into

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that plan, less, as described below, any amount Carnival Corporation contributes to the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan (the “401(k) Plan”). These payments are taxable as ordinary income.
Beginning with the 2010 calendar year, the 401(k) Plan was amended and currently allows Mr. Weinstein, Mr. Bernstein, Ms. Deynes, and Mr. Miguez (as well as all other highly compensated employees) to defer a limited amount of compensation into the 401(k) Plan subject to nondiscrimination testing. In fiscal 2025, Carnival Corporation made matching contributions to the 401(k) Plan under the plan’s formula, subject to nondiscrimination testing. Following Mr. Ljoen’s relocation to the UK in November 2025, he became eligible to participate in the UK Pension Scheme. Under the UK Pension Scheme, Carnival plc will contribute 6% of Mr. Ljoen’s salary to the UK Pension Scheme up to a total employee and employer contribution of £10,000 in a tax year. After that, a cash allowance equal to the employer contribution of 6% of Mr. Ljoen’s salary will be payable. The cash allowance is subject to UK tax and national insurance.
In January 2025, we ended our executive health insurance program and transitioned our Named Executive Officers to health insurance plans that are generally available to all employees. In place of the executive health insurance program, our Named Executive Officers became eligible for a medical allowance.
The perquisites received by each Named Executive Officer in fiscal 2025, as well as their incremental cost to Carnival Corporation & plc, are reported in the “Summary Compensation Table” and its accompanying footnotes.

POST-EMPLOYMENT COMPENSATION OBLIGATIONS

Carnival Corporation & plc does not have any change of control agreements that provide cash severance to our Named Executive Officers upon a change of control of Carnival Corporation & plc or enhanced cash severance upon a termination related to a change of control.
In August 2025, Carnival Corporation entered into a Compensation Protection and Restrictive Covenants Agreement with each of Mr. Weinstein, Mr. Bernstein, Ms. Deynes and Mr. Miguez. Under the Compensation Protection and Restrictive Covenants Agreements, Mr. Weinstein, Mr. Bernstein, Ms. Deynes and Mr. Miguez are entitled to severance payments in the event of termination of their employment without cause, certain other involuntary termination events, or mutual separation.
In connection with Mr. Ljoen’s relocation to the UK in late 2025, Carnival plc entered into a Service Agreement with Mr. Ljoen in October 2025. Under the Service Agreement, Mr. Ljoen is entitled to a 12 month notice period or payment in lieu of notice in the event of termination without cause.
The Compensation Protection and Restrictive Covenants Agreements and Mr. Ljoen’s UK Service Agreement each include perpetual confidentiality, and non-disparagement provisions as well as non-competition and non-solicitation restrictive covenants for 24 months (in case of Mr. Weinstein) and
12 months (in case of Mr. Bernstein, Ms. Deynes, Mr. Ljoen and Mr. Miguez). The Compensation Committees believe that the severance terms provided to the Named Executive Officers under these agreements are reasonable and appropriate in light of the Named Executive Officers’ positions, the U.S. market practices, and the competitive environment for executive talent. In addition, the Compensation Committees believe that these arrangements encourage executives to comply with post-termination non-competition and other restrictive covenants and to cooperate with us both before and after their employment is terminated. In approving each Named Executive Officer’s severance terms under the above agreements, our Compensation Committee took into consideration an analysis of the payments and terms provided to similarly situated executives at our Peer Group companies.
Under the terms of the Carnival Corporation & plc Management Incentive Plan, if any participant’s (including a Named Executive Officer’s) employment is terminated by reason of death, disability or retirement (as defined in the plan documents), the participant or his/her estate will receive a pro-rata bonus based on the portion of the year during which the participant was employed.
Upon termination of employment for certain circumstances or upon a change of control, our

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Named Executive Officers may be entitled to retain or receive accelerated vesting of equity grants. Under the terms of the Carnival Corporation 2020 Stock Plan, however, the default provision upon a change in control would provide only for a “double trigger” acceleration of equity grants (such that no acceleration would occur unless the participant’s employment were subsequently terminated by Carnival Corporation & plc or its successor without cause and other than due to death or disability). These benefits are provided under the terms of the Carnival Corporation 2020 Stock Plan and the grant agreements. However, none of our Named Executive Officers are entitled to receive any tax gross-up payments in respect of their severance benefits or accelerated equity grants.
Additional information on the payments and benefits that our Named Executive Officers may be eligible to receive in connection with the termination of their employment or upon a change of control are described in detail in the “Potential Payments upon Termination or Change of Control” section.

PENSIONS AND DEFERRED COMPENSATION PLANS

Carnival Corporation & plc do not operate any defined benefit pension or deferred compensation programs for the Named Executive Officers.
PEER GROUP CHARACTERISTICS

The Compensation Committees perform an annual review of the compensation practices of certain other publicly-listed companies with the assistance of their consultant. This annual market assessment consists of an analysis of executive pay at a group of publicly-listed peer companies.
In July 2024, based on the recommendations of FW Cook, the Compensation Committees decided to maintain the same peer group, as listed below (the “Peer Group”), which was used when assessing the fiscal 2025 compensation for our Named Executive Officers. The Peer Group consisted of 18 publicly-listed companies from diverse but related industries selected based on revenue, enterprise value, and certain other financial metrics that the Committees consider. The Peer Group was developed by applying our established philosophy of balancing peers’ enterprise value, revenue, sector, business complexity, breadth, scope, and potential candidate pool overlap.
At the time the Peer Group was approved in July 2024, our revenue ranked at the 55th percentile and our enterprise value ranked at the 61st percentile of the Peer Group. We operate in a niche industry with a limited number of other publicly traded cruise operators. The Peer Group reflects the market in which we may compete for business, investor capital, and/or executive talent and is considered better aligned to our business complexity, breadth, scope and financial size. The Peer Group used in assessing fiscal 2025 compensation reflects a balanced group of companies in or near the consumer discretionary sector, including travel and hospitality, entertainment, restaurants and airlines.
In September 2025, the Compensation Committees approved removing Southwest Airlines from the Peer Group due to it no longer meeting Peer Group standards for scale based on enterprise value, financial leverage and peer alignment. The updated Peer Group is expected to be used to assess 2026 compensation for our Named Executive Officers.

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PEER GROUP COMPANIES
• American Airlines Group Inc.	• Hilton Worldwide Holdings Inc.	• MGM Resorts International
• Booking Holdings Inc.	• International Consolidated Airlines Group, S.A.	• Norwegian Cruise Line Holdings Ltd.
• Caesars Entertainment Inc.	• Las Vegas Sands Corp.	• Royal Caribbean Cruises Ltd.
• Darden Restaurants, Inc.	• Live Nation Entertainment, Inc.	• Southwest Airlines Co.*
• Delta Air Lines, Inc.	• Marriott International, Inc.	• Starbucks Corporation
• Expedia Group, Inc.	• McDonald’s Corporation	• United Airlines Holdings, Inc.

*
Removed from the Peer Group effective for 2026 compensation decisions.

COMPETITIVE MARKET (PEER GROUP) COMPARISON
Annually, the Compensation Committees’ independent consultant, FW Cook, conducts a competitive market review to assist the Compensation Committees in their assessment of our Named Executive Officers’ competitive positioning of total compensation relative to the markets in which Carnival Corporation & plc competes for executive talent. FW Cook conducted a competitive market assessment on behalf of the Compensation Committees for fiscal 2025. The Compensation Committees reviewed our aggregate Named Executive Officer total compensation in comparison to the competitive market, which consists of the Peer Group as well as third-party surveys that reflect a broad database of hundreds of companies.
The Compensation Committees were not provided with the identities of the companies in the surveys generally (or of the subsets of companies which had data for relevant comparable positions). As applicable, any utilized survey data was combined with the data for the Peer Group to produce a consolidated competitive market range for total direct compensation.
These analyses suggest that, in the aggregate, total direct compensation levels for our Named Executive Officers are generally below market median levels, which is being addressed in steps over time. Actual pay positioning can vary based on factors including job responsibilities, experience, impact of role, and individual performance.
Consistent with the approach that the Compensation Committees take in reviewing each element of total direct compensation, the Compensation Committees utilize these analyses to assess the extent to which the compensation provided to our Named Executive Officers is generally consistent with that offered by companies with whom Carnival Corporation & plc competes for executive-level talent. The Compensation Committees do not use these analyses to peg any particular element of compensation (or total compensation) to any specific targeted Peer Group level.

STOCK OWNERSHIP POLICY

Our Boards of Directors and Compensation Committees believe it is important for Directors and Executive Officers to build and maintain a long-term ownership position in Carnival Corporation or Carnival plc shares to align their financial interests with those of our shareholders and to encourage the creation of long-term value. Our compensation structure provides for a significant percentage of compensation to be equity-based, which places a substantial portion of compensation at risk over a long-term period. Accordingly, our Executive Officers, including our Named Executive Officers, are subject to a stock ownership policy. The policy specifies target ownership levels of Carnival Corporation or Carnival plc shares for each executive expressed in terms of the value of the equity holdings (excluding unvested performance grants) as a multiple of each Executive Officer’s base salary. The target ownership levels are as follows:

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Officers	Ownership Target—Multiple of Base Salary		Compliance Period
Chair and/or CEO	● ● ● ● ● ●	6x salary	5 years from appointment or promotion
Vice Chair	● ● ● ●	4x salary
Other Executive Officers	● ● ●	3x salary
Individuals who are newly designated as Executive Officers are expected to be in compliance with the stock ownership policy within five years of the date of becoming an Executive Officer. The stock ownership policy provides that an Executive Officer will be deemed to be in compliance with the ownership requirements if the decline in the Carnival Corporation or Carnival plc share price results in the Executive Officer falling below the applicable ownership level, provided that they were in compliance prior to the share price movement and do not sell or transfer ownership of any such shares until after the ownership target has again been achieved, unless otherwise approved by the Boards of Directors. All of our Executive Officers are in compliance with this Board-mandated requirement through share ownership or by virtue of being in the initial five-year period. Messrs. Weinstein, Bernstein and Miguez have achieved the stock ownership requirement and Mr. Ljoen and Ms. Deynes, who were appointed as Executive Officers within the last five years, have additional time to meet the requirements of the stock ownership policy.
Carnival Corporation & plc does not make any commitment to any persons covered by the stock ownership policy that they will receive any particular level of equity-based grants. The stock ownership policy provides that Executive Officers be required to retain at least 50% of the shares received upon release after deducting withholding taxes, until their target ownership is achieved.

HEDGING POLICY

Because we believe it is improper and inappropriate for any Board member or employee to engage in short-term or speculative transactions involving Carnival Corporation & plc securities, our Securities Trading Policy provides that they may not engage in any of the following activities with respect to Carnival Corporation & plc securities at any time:
•
purchasing of shares of either Carnival Corporation or Carnival plc on margin;

•
short sales; or

•
buying or selling puts, calls or other derivatives in respect of Carnival Corporation & plc securities.

Board members and employees may pledge shares, including as part of a margin account, but they are warned that sales of such shares could have securities law implications, including under Section 16 of the U.S. Securities Act, as well as market disclosure and other obligations under the UK Market Abuse Regulation (“MAR”).
Although we discourage speculative hedging transactions, employees (other than Executive
Officers) are permitted to engage in long-term hedging transactions that are designed to protect their investment in Carnival Corporation and Carnival plc shares (i.e., the hedge must be for at least one year and relate to shares or options held by the individual). Any such transactions must be pre-cleared by the Global Legal Services Department. Because these activities raise issues under the U.S. federal securities laws as well as MAR, any person intending to engage in permitted hedging transactions is strongly urged to consult his or her own legal counsel.
Our Securities Trading Policy provides additional restrictions for Directors and Executive Officers. They are prohibited from purchasing, selling or writing any exchange-traded call and put options that have Carnival Corporation or Carnival plc shares as the underlying security. In addition, Directors and Executive Officers may not engage in any hedging transaction on Carnival Corporation or Carnival plc shares that they beneficially own, including, but not limited to, “forward contracts,” “collars,” “equity swaps” or “straddles.”

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CLAWBACK POLICY

In 2023, the Compensation Committees approved the Carnival Corporation & plc Clawback Policy (the “Clawback Policy”) in compliance with NYSE listing standards. The Clawback Policy requires the Compensation Committees, subject to certain narrow exceptions permitted by the NYSE listing standards, to recover from current and former Executive Officers erroneously awarded compensation in the event of a restatement of our financial statements due to material noncompliance with federal securities laws. Incentive-based compensation that was “received” during the three fiscal years preceding the restatement, beginning with performance periods ending after October 3, 2023, is subject to recoupment.
The Clawback Policy supplements the clawback provisions in the Carnival Corporation 2020 Stock
Plan and the Carnival plc 2024 Employee Share Plan, the equity grant agreements and the MIP bonus plan, which incorporate the Clawback Policy by reference. The pre-existing clawback provisions give the Compensation Committees authority to recover equity grants and annual bonus incentives from Executive Officers and non-executives in the event Carnival Corporation & plc is required to restate its financial statements due to fraud or other misconduct, or in the event of other specified detrimental activity, including a breach of confidentiality or restrictive covenants, any activity that would be grounds for termination for cause, or maligning, denigrating or disparaging Carnival Corporation & plc, its directors or its employees. A copy of the Clawback Policy was filed as an exhibit to our 2025 Joint Annual Report on Form 10-K.

TIMING OF CERTAIN EQUITY AWARDS

In fiscal 2025, we did not grant any stock options, stock appreciation rights or similar awards under the Carnival Corporation 2020 Stock Plan or the Carnival plc 2024 Employee Share Plan, and we do not currently plan to grant stock options, stock appreciation rights or other similar appreciation-based awards as incentive compensation to any Executive Officer, Non-Executive Director or employee. Accordingly, we do not have a policy or practice in relation to the timing or the determination of the terms of a grant of options or other awards in relation to the disclosure of material non-public information.
During fiscal 2025, we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

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Report of the Compensation Committees
The Compensation Committees have reviewed the Compensation Discussion and Analysis and discussed it with the management of Carnival Corporation & plc. Based on their review and discussions with management, the Compensation Committees recommended to our Boards of Directors that the Compensation Discussion and Analysis be incorporated by reference into the Carnival Corporation & plc 2025 joint Annual Report on Form 10-K and included in the Carnival Corporation & plc 2026 Proxy Statement. This Report is provided by the following independent Directors, who comprise the Compensation Committees:

THE COMPENSATION COMMITTEE OF CARNIVAL CORPORATION THE COMPENSATION COMMITTEE OF CARNIVAL PLC
Compensation Committee Interlocks and Insider Participation
During fiscal 2025, the Compensation Committees were comprised of the four independent Directors listed above. No member of the Compensation Committees is a current, or during fiscal 2025 was a former officer or employee of Carnival Corporation, Carnival plc, or any of their subsidiaries. During fiscal 2025, no member of the Compensation Committees had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In fiscal 2025, none of our Executive Officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of Carnival Corporation or Carnival plc.

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SUMMARY COMPENSATION TABLE

Although Carnival Corporation and Carnival plc are two separate entities, our business is run by a single senior management team. The following tables, narrative, and footnotes discuss the compensation of our CEO, our Chief Financial Officer, our three other most highly compensated Executive Officers for the year ended November 30, 2025, who are referred to as our Named Executive Officers.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Grants(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Josh Weinstein CEO	2025	1,435,577	11,961,027	5,420,100	71,072	18,887,776
	2024	1,394,808	8,775,817	12,741,600	654,378	23,566,603
	2023	1,250,000	7,460,811	4,650,000	447,792	13,808,603
David Bernstein Chief Financial Officer and Chief Accounting Officer	2025	988,462	3,364,685	2,523,150	62,921	6,939,218
	2024	956,192	2,998,389	10,027,200	470,320	14,452,101
	2023	850,000	5,429,987	2,232,000	348,907	8,860,894
Bettina Deynes Chief Human Resources Officer	2025	568,269	1,354,193	934,500	29,875	2,886,837
	2024	487,750	911,694	1,302,000	89,859	2,791,303
	2023	425,000	402,485	558,000	77,876	1,463,361
Lars Ljoen Chief Maritime Officer	2025	689,029	977,672	934,500	224,914	2,826,115
Enrique Miguez General Counsel	2025	692,789	1,543,466	1,168,125	58,439	3,462,819
	2024	672,404	1,048,202	3,945,360	268,797	5,934,763
	2023	600,000	884,978	837,000	194,336	2,516,314

(1)
The amounts included in the “Summary Compensation Table” reflect the grant date fair value, assuming no risk of forfeiture, of the grants of Carnival Corporation RSUs made to our Named Executive Officers in fiscal 2025, calculated in accordance with ASC 718. The valuation of share-based grants is discussed in Notes 2 and 13 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2025. The amounts reflect the grant date fair value of the fiscal 2025 TBS and PBS grants made in April 2025, calculated in accordance with ASC 718. The aggregate grant date fair value of the TBS and PBS grants assuming maximum performance of 200% of target for the 2025 PBS is $19,235,520 for Mr. Weinstein, $5,411,028 for Mr. Bernstein, $2,177,789 for Ms. Deynes, $1,572,301 for Mr. Ljoen and $2,482,175 for Mr. Miguez. For the proceeds received by the Named Executive Officers upon the vesting of RSUs, see the “Stock Vested during Fiscal 2025” table.

(2)
Reflects the aggregate value of the fiscal 2025 annual bonus under the MIP.

(3)
See the “All Other Compensation” table for additional information.

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ALL OTHER COMPENSATION
Each component of the “All Other Compensation” column in the “Summary Compensation Table” for fiscal 2025 is as follows:
Name	Employer Contributions to Defined Contribution Plan (401(k))(1) ($)	Medical Allowance(2) ($)	Automobile Lease or Allowance ($)	Tax Planning And Return Preparation	Relocation Stipend, Immigration Fees and Paid Time Off Payout(3)	Other(4) ($)	Total ($)
Josh Weinstein	12,479	21,231	24,000	2,939	—	10,423	71,072
David Bernstein	12,250	21,231	11,400	10,000	—	8,040	62,922
Bettina Deynes	12,250	7,385	—	2,200	—	8,040	29,875
Lars Ljoen	13,761	7,385	—	5,759	177,800	20,209	224,914
Enrique Miguez	12,250	21,231	10,800	5,750	—	8,408	58,439

(1)
Includes a true-up match for Mr. Weinstein.

(2)
In January 2025, we ended the executive health insurance program, including the secondary medical reimbursement plan, for all Named Executive Officers and transitioned them to health insurance plans that are generally available to all employees. In place of the executive health insurance program, our Named Executive Officers became eligible for a medical allowance which varies depending on whether they were eligible for the secondary medical reimbursement plan.

(3)
Represents amounts paid to or on behalf of Mr. Ljoen in connection with his relocation to the UK in November 2025.

(4)
Includes the total amount of other benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of “All Other Compensation” for the designated Named Executive Officer. These other benefits include accidental death, life and disability insurance premiums, personal air travel and executive health insurance program costs and premiums (December 2024 only), including a secondary medical reimbursement plan.

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2025 for Non-Executive Directors is included in
Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

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GRANTS OF PLAN-BASED AWARDS IN FISCAL 2025

Equity grants and non-equity grants made to the Named Executive Officers during fiscal 2025 are as follows:
	Grant Type		Estimated Possible Payouts Under Non-Equity Incentive Plan Grants(1) ($)			Estimated Possible Payouts Under Equity Incentive Plan Grants(2) (#)			All Other Stock Grants: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Grants(3) ($)
Name		Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Josh Weinstein	Annual Bonus		1,450,000	2,900,000	5,800,000
	2025 TBS	4/16/2025							262,257	4,686,533
	2025 PBS	4/16/2025				196,639	393,386	786,772		7,274,494
David Bernstein	Annual Bonus		675,000	1,350,000	2,700,000
	2025 TBS	4/16/2025							73,774	1,318,341
	2025 PBS	4/16/2025				55,331	110,661	221,322		2,046,343
Bettina Deynes	Annual Bonus		250,000	500,000	1,000,000
	2025 TBS	4/16/2025							29,692	530,596
	2025 PBS	4/16/2025				22,269	44,538	89,076		823,597
Lars Ljoen	Annual Bonus		250,000	500,000	1,000,000
	2025 TBS	4/16/2025							21,435	383,043
	2025 PBS	4/16/2025				16,078	32,156	64,312		594,629
Enrique Miguez	Annual Bonus		312,500	625,000	1,250,000
	2025 TBS	4/16/2025							33,842	604,757
	2025 PBS	4/16/2025				25,382	50,763	101,526		938,709
(1)
Represents the potential value of the payout of the annual bonuses under the MIP for fiscal 2025 performance. The actual amount of a Named Executive Officer’s 2025 annual bonus (that is paid in fiscal 2026) is shown in the “Summary Compensation Table” in the “Non-Equity Incentive Plan Compensation” column. For a more detailed description of the potential annual bonus payout, see the description in the “Annual Bonuses” section of the Compensation Discussion and Analysis.

(2)
Represents the potential number of shares earnable under the annual 2025 PBS grant. For a more detailed description of the potential payout under the annual 2025 PBS grant, see the description in the “2025 PBS and TBS Equity Incentives” section of the Compensation Discussion and Analysis.

(3)
Represents the full grant date fair values of the equity grants made in fiscal 2025, which were determined based on the assumptions set forth in Notes 2 and 13 to the Carnival Corporation & plc consolidated financial statements included in our Annual Report on Form 10-K for the year ended November 30, 2025 (disregarding estimated forfeitures). The full grant date fair value for a grant is the amount that Carnival Corporation & plc will expense in their financial statements over the grant’s vesting schedule or until the retirement eligibility date, if such date is earlier than the vesting date, when vesting is not contingent upon future performance. The full grant date fair value may not correspond to the actual value that will be realized. The maximum number of 2025 PBS each Named Executive Officer may receive is two times the target number.

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NARRATIVE DISCLOSURE TO THE “SUMMARY COMPENSATION TABLE” AND THE “GRANTS OF PLAN-BASED AWARDS IN FISCAL 2025” TABLE

EMPLOYMENT AGREEMENTS
In August 2025, Carnival Corporation entered into Compensation Protection and Restrictive Covenants Agreements with Mr. Weinstein, Mr. Bernstein, Ms. Deynes and Mr. Miguez (the “Officers”) which provide that in the event of termination without cause, involuntary termination due to a position elimination, adverse impact reassignment, reduction of base pay by 10% or target compensation of 15%, or termination upon mutual agreement, they will be entitled to receive two times (in case of Mr. Weinstein) or one times (in case of the other Officers) their annualized base salary and two times (in case of Mr. Weinstein) or 0.5 times (in case of the other Officers) their annual target cash bonus. As consideration for these severance rights, the Officers are subject to confidentiality, non-disparagement, non-competition, and non-solicitation restrictive covenants. The non-competition and non-solicitation restrictive covenants are for a period of two years (in case of the CEO) or one year (in case of the other Officers), in each case following the Officer’s termination of employment, regardless of the reason.
In October 2025, Carnival plc entered into a Service Agreement with Mr. Ljoen in connection with his relocation to the UK. The Service Agreement provides for termination by Carnival plc with immediate effect for cause, or by either party with 12 months’ notice. In the event of termination without cause, Carnival plc may, in its sole discretion, terminate employment with immediate effect by electing to make a payment in lieu of notice equal to Mr. Ljoen’s base salary for the 12-month notice period plus 0.5 times his annual MIP target. The Service Agreement also includes a confidentiality provision as well as non-competition, non-disparagement and non-solicitation restrictive covenants for 12 months following Mr. Ljoen’s termination of employment for any reason.
The above description does not purport to be complete and is qualified in its entirety by reference to the full text of the Compensation Protection and Restrictive Covenants Agreements and the Service Agreement, which were filed as exhibits to Carnival Corporation & plc’s Annual Report on Form 10-K for the year ending November 30, 2025.

ANNUAL BONUS PLANS
Annual bonuses for our Named Executive Officers are determined based on the MIP. For more detailed information regarding this plan, please refer to the
Compensation Discussion and Analysis and the exhibit index to the Carnival Corporation & plc 2025 joint Annual Report on Form 10-K.

EQUITY-BASED COMPENSATION
The Compensation Committees made TBS and PBS grants to our Named Executive Officers in fiscal 2025.
None of the TBS or PBS grants receive dividends or have voting rights. Each grant is credited with dividend equivalents equal to the value of cash and stock dividends, if any, paid on Carnival Corporation common stock. The dividend equivalents, if any, are settled only when these RSUs are released from restriction.
Please refer to the “Compensation Discussion and Analysis” for additional detail on these grants. For further information regarding forfeiture and treatment upon termination or change of control, refer to the “Potential Payments upon Termination or Change of Control” section.

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Compensation
Compensation Tables
OUTSTANDING EQUITY GRANTS AT FISCAL 2025 YEAR-END

Our Named Executive Officers do not hold options over either Carnival Corporation or Carnival plc shares. Information with respect to outstanding Carnival Corporation restricted shares and RSUs granted by
Carnival Corporation & plc to and held by our Named Executive Officers as of November 30, 2025, is as follows:

		Stock Grants
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Grants: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Grants: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Josh Weinstein	2022	—	—	1,000,000(2)	25,780,000
	2023	53,306(3)	1,374,229	635,820(4)	16,391,440
	2024	112,080(5)	2,889,422	784,556(6)	20,225,854
	2025	262,257(7)	6,760,985	393,386(8)	10,141,491
TOTAL		427,643	11,024,637	2,813,762	72,538,784
David Bernstein	2023	27,985(3)	721,453	333,805(4)	8,605,493
	2024	38,294(5)	987,219	268,056(6)	6,910,484
	2025	73,774(7)	1,901,894	110,661(8)	2,852,841
TOTAL		140,053	3,610,566	712,522	18,368,817
Bettina Deynes	2023	3,999(3)	103,094	47,686(4)	1,229,345
	2024	11,644(5)	300,182	81,506(6)	2,101,225
	2025	29,692(7)	765,460	44,538(8)	1,148,190
TOTAL		45,335	1,168,736	173,730	4,478,759
Lars Ljoen	2023	7,107(3)	183,218	18,164(4)	468,268
	2024	8,302(5)	214,026	24,444(6)	630,166
	2025	21,435(7)	552,594	32,156(8)	828,982
TOTAL		36,844	949,838	74,764	1,927,416
Enrique Miguez	2023	5,331(3)	137,433	63,581(4)	1,639,118
	2024	13,387(5)	345,117	93,710(6)	2,415,844
	2025	33,842(7)	872,447	50,763(8)	1,308,670
TOTAL		52,560	1,354,997	208,054	5,363,632

(1)
Market value of the stock grants is based on the closing price of Carnival Corporation common stock on November 28, 2025 of $25.78.

(2)
The number of units is based on maximum performance assuming 200% payout on the August 2022 long-term PBS grant to Mr. Weinstein as of November 28, 2025. This grant vests zero to 200% of target based upon the extent to which the long-term PBS performance measure exceeds specified performance goals.

(3)
Restrictions ordinarily lapse in February 2026.

(4)
The number of units reflects the final performance payout of 170.4% on the 2023 PBS grant for which the performance period ended on November 30, 2025. This grant vests zero to 200% of target based upon the extent to which annual Adjusted EBITDA, as normalized for fuel price changes and currency exchange rate impacts for fiscal 2023 and for the 2023-2025 period, ROIC for 2025, and carbon intensity reduction results for 2025, exceed specified performance goals. Restrictions lapse in February 2026.

(5)
Restrictions ordinarily lapse in April 2026 and 2027.

(6)
The number of units is based on maximum performance assuming 200% payout on the April 2024 PBS grant as of November 28, 2025. This grant vests zero to 200% of target based upon the extent to which annual Adjusted EBITDA per ALBD, as normalized for fuel price changes and currency exchange rate impacts at the end of fiscal 2026, Adjusted ROIC for 2026, and GHG reduction metrics, exceed specified performance goals. Additional shares will be provided to take into account dividend equivalents during the performance period, if any. Restrictions lapse in April 2027.

(7)
Restrictions ordinarily lapse in April 2026, 2027 and 2028.

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Compensation
Compensation Tables
(8)
The number of units is based on target performance assuming 100% payout on the April 2025 PBS grant as of November 28, 2025. This grant vests zero to 200% of target based upon the extent to which annual Normalized Operating Income per ALBD, as normalized for fuel price changes and exchange rate, for the three year period, annual Adjusted ROIC for the three year period, GHG reduction metrics at the end of the performance period, and Relative TSR for the three year period, exceed specified performance goals. Additional shares will be provided to take into account dividend equivalents during the performance period, if any. Restrictions lapse in April 2028.

STOCK VESTED DURING FISCAL 2025

None of our Named Executive Officers held options during fiscal 2025. The following table provides information for our Named Executive Officers on the number of shares acquired upon the vesting of RSUs and the value realized, before the payment of any applicable withholding tax and broker commissions.

	Stock Grants
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Josh Weinstein	219,892	5,236,143
David Bernstein	173,142	4,330,478
Bettina Deynes	12,306	270,725
Lars Ljoen	15,975	379,739
Enrique Miguez	29,319	704,626

(1)
The fair market value of Carnival Corporation common stock realized on vesting has been determined using the price reported on the New York Stock Exchange at the time of vesting.

PENSION BENEFIT IN FISCAL 2025

None of the Named Executive Officers participate in any defined benefit pension plans sponsored by Carnival Corporation or Carnival plc.
NONQUALIFIED DEFERRED COMPENSATION IN FISCAL 2025

None of the Named Executive Officers participate in any nonqualified deferred compensation plans sponsored by Carnival Corporation or Carnival plc.
Our Named Executive Officers are eligible to receive matching contributions under the 401(k) Plan which are contributed by Carnival Corporation to each individual’s account under the 401(k) Plan. Mr. Ljoen was eligible to receive a matching contribution under the 401(k) Plan prior to his transfer to the UK. From January 1, 2021, Carnival Corporation matched 100% of employee deferrals up to 1% of eligible pay plus 50% of employee deferrals that exceed 1% of eligible pay but do not exceed 6% of eligible pay. The matching contributions are available to all U.S. employees.
Following Mr. Ljoen’s relocation to the UK in November 2025, he became eligible to participate in the UK Pension Scheme. Under the UK Pension Scheme, Carnival plc will contribute 6% of Mr. Ljoen’s salary to the UK Pension Scheme up to a total employee and employer contribution of £10,000 in a tax year. After that, a cash allowance equal to the employer contribution of 6% of Mr. Ljoen’s salary will be payable. The cash allowance is subject to UK tax and national insurance.
“Eligible pay” includes regular pay (before any pre-tax contributions from pay and taxes) and bonus. For matching and profit-sharing contributions, eligible pay does not include amounts in excess of the maximum compensation rate under Internal Revenue Code Section 401(a)(17).

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Compensation
Potential Payments upon Termination or Change of Control
Potential Payments upon Termination or Change of Control
Each of our Named Executive Officers may be eligible to receive certain payments and benefits in connection with termination of employment under various circumstances. The potential benefits payable to our Named Executive Officers in the event of termination of employment under various scenarios on November 30, 2025 are described below.
In addition to benefits described below, our Named Executive Officers will be eligible to receive any benefits accrued under Carnival Corporation & plc broad-based employee benefit plans, such as distributions under life insurance, disability benefits and accrued vacation pay, in accordance with those plans and policies. These benefits are generally available to all employees.

CASH SEVERANCE BENEFITS

Under the Compensation Protection and Restrictive Covenants Agreements, Officers (being Mr. Weinstein, Mr. Bernstein, Ms. Deynes and Mr. Miguez) are entitled to receive two times (in case of Mr. Weinstein) or one times (in case of the other Officers) their annualized base salary and two times (in case of Mr. Weinstein) or 0.5 times (in case of the other Officers) their annual target cash bonus in the event of termination without cause, involuntary termination due to a position elimination, adverse impact reassignment, reduction of base pay by 10% or target compensation of 15%, or termination upon mutual agreement pursuant to the terms of the Compensation Protection and Restrictive Covenants Agreements.
Under Mr. Ljoen’s Service Agreement, in the event of termination without cause, Carnival plc may, in its sole discretion, elect to make a payment to Mr. Ljoen in lieu of notice equal to Mr. Ljoen’s base salary for the 12-month notice period plus 0.5 times his annual MIP target.
The Compensation Protection and Restrictive Covenants Agreements and Mr. Ljoen’s Service Agreement include perpetual confidentiality, and non-disparagement provisions as well as non-competition and non-solicitation restrictive covenants for 24 months (in case of Mr. Weinstein) and 12 months (in case of Mr. Bernstein, Ms. Deynes, Mr. Ljoen and Mr. Miguez).
See “Employment Agreements” for additional information on the Compensation Protection and Restrictive Covenants Agreements and the Service Agreement.
Under the terms of the annual bonus MIP, if a participant’s, including a Named Executive Officer’s, employment is terminated by reason of death, disability or retirement, the participant or their estate, as applicable, will receive a pro-rata bonus based on the portion of the year during which the participant was employed.

EQUITY-BASED COMPENSATION

Vesting of RSUs upon termination of a Named Executive Officer’s employment is dependent upon the reasons his or her employment is terminated, the terms of the equity plan and the associated equity grant agreement. Equity grants made to our Named Executive Officers are subject to the same terms as all other participants generally.
All our Named Executive Officers received equity grants in fiscal 2025 under the Carnival Corporation 2020 Stock Plan. As of November 30, 2025, our Named Executive Officers hold 2022 long-term PBS (Josh
Weinstein), PBS (all Named Executive Officers) and TBS (all Named Executive Officers) grants under the Carnival Corporation 2020 Stock Plan.
The terms of the Carnival Corporation 2020 Stock Plan and the equity grant agreements applicable to participants generally provide that upon termination due to death or disability, all unvested equity grants will immediately vest.
Upon involuntary termination (other than for cause) within 12 months after a change of control, the

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Compensation
Potential Payments upon Termination or Change of Control
restricted period on all TBS grants immediately expires and the TBS grants immediately vest.
Upon a change of control before the end of the performance period with respect to PBS grants, the performance period will end on the accelerated end date, but the PBS grants will continue to vest in accordance with their original vesting schedule, subject to continued employment until the vesting date.
Change of control generally means the occurrence of any of the following:
•
the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either:

(A)
the then-outstanding shares of common stock of Carnival Corporation; or

(B)
the combined voting power of the then-outstanding voting securities of Carnival Corporation and Carnival plc entitled to vote generally in the election of Directors, except that this provision does not apply to affiliated companies or the Arison family;

•
the incumbent Directors cease to constitute at least a majority of the Boards of Directors;

•
the dissolution or liquidation of Carnival Corporation;

•
the sale, transfer, or other disposition of all or substantially all of the business or assets of Carnival Corporation; or

•
the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving Carnival Corporation that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.
The PBS grant agreements as well as the 2022 long-term PBS grant agreement provide that upon termination of employment for any reason other than death or disability (including upon voluntary termination, retirement, or termination without cause), all outstanding PBS grants immediately terminate. Under the terms of the TBS grant agreements, if a U.S. taxpayer participant, including a Named Executive Officer, provides three months advance notice of intended retirement or is involuntarily terminated without cause, and the termination or retirement occurs on or after attaining retirement age (as defined in the Carnival Corporation 2020 Stock Plan), then all TBS grants vest on the date of termination. In case of a non-U.S. taxpayer participant, TBS grants will become non-forfeitable upon attaining retirement age but remain subject to all other restrictions. Upon termination for any reason other than as described above (including voluntary termination or termination without cause), all outstanding TBS grants immediately terminate.
All equity grants made to participants, including our Named Executive Officers, contain clawback and forfeiture provisions in the event of a violation of confidentiality or non-compete provisions (which will result in forfeiture of the unvested portion of the grant) or fraud or conduct contributing to any financial restatements or irregularities

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 79

Compensation
Potential Payments upon Termination or Change of Control
ESTIMATED PAYMENTS UPON TERMINATION OF EMPLOYMENT

The following table quantifies the payments and value of benefits that each of the Named Executive Officers would receive upon termination of employment in accordance with the Compensation Protection and Restrictive Covenants Agreements, the Service Agreement, our 2020 Stock Plan and the MIP,
as applicable. The amounts shown assume the event that triggered the treatment occurred on November 30, 2025. The table does not include amounts the Named Executive Officers would be entitled to without regard to the circumstances of termination, such as earned or accrued compensation.

Benefit	Qualifying Termination Event(1) ($)	Voluntary Termination or Termination for Cause(2) ($)	Death or Disability ($)	Retirement ($)	Change of Control(3) ($)
Josh Weinstein
Severance	8,700,000	—	—	—	—
Non-Equity Compensation(4)	—	—	5,420,100	—	—
Equity Compensation	—	—	53,788,449(5)	—	60,560,494(7)
David Bernstein
Severance	1,675,000	—	—	—	—
Non-Equity Compensation(4)	—	—	2,523,150	2,523,150	—
Equity Compensation	3,610,566(6)	—	14,968,822(5)	3,610,566	18,524,142(7)
Bettina Deynes
Severance	850,000	—	—	—	—
Non-Equity Compensation(4)	—	—	934,500	—	—
Equity Compensation	—	—	4,088,992(5)	—	4,596,895(7)
Lars Ljoen
Severance	925,000	—	—	—	—
Non-Equity Compensation(4)	—	—	934,500	—	—
Equity Compensation	—	—	2,368,718(5)	—	2,562,171(7)
Enrique Miguez
Severance	1,012,500	—	—	—	—
Non-Equity Compensation(4)	—	—	1,168,125	1,168,125	—
Equity Compensation	1,354,997(6)	—	4,833,518(5)	1,354,997	5,510,707(7)

(1)
For purposes of the table above, a “qualifying termination event” means termination without cause (as defined in the applicable agreement), involuntary termination due to a position elimination, adverse impact reassignment, reduction of base pay by 10% or target compensation of 15%, or termination upon mutual agreement.

(2)
Does not include termination upon mutual agreement.

(3)
Only in case of involuntary termination without cause within 12 months following a change of control.

(4)
Non-Equity Compensation represents the annual cash bonus amounts for fiscal 2025 under the terms of the MIP. Overall performance against the goals for our formula-based MIP annual cash bonus was 186.9%. For the description of the performance goals and the actual bonus payouts for fiscal 2025, refer to “Annual Bonuses.”

(5)
The value for RSUs is based on the closing price of Carnival Corporation common stock on November 28, 2025 of $25.78. The value of the RSUs is reflected using the target number of RSUs granted.

(6)
Only in case of involuntary termination without cause.

(7)
The value for RSUs is based on the closing price of Carnival Corporation common stock on November 28, 2025 of $25.78. The value of the RSUs is reflected using the target number of RSUs granted except for the 2023 PBS grant that vests in February 2026 based on performance during the 2023-2025 performance period. For the description of the performance goals and the actual performance payouts, refer to “2023 PBS Grants.”

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Compensation
U.S. CEO Pay Ratio
U.S. CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee. The 2025 annual total compensation of our CEO as set forth in the Summary Compensation Table is $18,887,776, the 2025 annual total compensation of our median compensated employee is $17,773, and the ratio of these amounts is 1,063 to 1. Our median compensated employee population consists primarily of ship-based employees who work fewer than twelve months of the year.
Employee	2025 Annual Total Compensation ($)	Pay Ratio
CEO	18,887,776	1,063:1
Median employee, other than our CEO	17,773
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our global human resources and payroll systems of record and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
To identify our median employee, we used total cash compensation for our estimated employee population of 137,143 as of September 30, 2025. Our workforce includes a large number of ship-based employees who typically work six to eleven months of the year and, as permitted by SEC rules, we did not annualize the pay for our employees when identifying our median employee.
We then applied a valid statistical sampling methodology to identify employees who were paid within a 1% range of the median. From these employees, we then identified a representative median employee from this group and calculated that employee’s annual total compensation in fiscal 2025 consistent with Item 402(c) of Regulation S-K. This figure includes gratuities directly billed to our guests but excludes any cash gratuities paid directly to the employee by guests. It also excludes room and meals, transportation to and from the ship, and medical care, which are provided to our ship-based employees without charge.

Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, following is information about the relationship between executive “compensation actually paid” and our financial performance. This disclosure does not reflect the value actually received or realized by our Named
Executive Officers or how our Compensation Committees evaluate compensation decisions. Please refer to the “Compensation Discussion and Analysis” section for a discussion of our executive compensation program objectives and program design to align executive compensation with our performance.

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Compensation
Pay versus Performance
TABULAR DISCLOSURE OF COMPENSATION ACTUALLY PAID VERSUS PERFORMANCE

The following table discloses information on “compensation actually paid” (“CAP”) to our Principal Executive Officers (the “PEOs”) and the average CAP to our other Named Executive Officers (the “non-PEO NEOs”) during the specified years alongside TSR and net income metrics, as well as a company-selected measure of Adjusted Operating Income. We identified this as the most important measure we use in linking compensation actually paid to our Named Executive Officers for 2025 to our performance, as Adjusted Operating Income was the predominant metric used in evaluating company-wide performance under our annual bonus plan and is described in more detail in the “Compensation Discussion and Analysis” section above.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Summary Compensation Table Total for Former PEO(3) ($)	Compensation Actually Paid to Former PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(4) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions)(6) ($)	Adjusted Operating Income (in millions)(7) ($)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return(5) ($)
2025	18,887,776	37,060,165	0	0	4,029,119	6,800,415	129.03	196.57	2,760	4,396
2024	23,566,603	63,766,172	0	0	8,287,612	12,305,551	127.28	186.41	1,916	3,556
2023	13,808,603	23,274,493	—	—	3,659,890	5,224,395	75.38	103.18	(74)	1,887
2022	8,014,153	7,895,313	11,144,435	5,815,515	1,824,301	1,330,122	49.70	80.09	(6,093)	(3,914)
2021	—	—	15,063,788	11,157,235	3,304,831	2,721,255	88.19	102.56	(9,501)	(1,684)
(1)
Reflects total compensation of our current CEO, Josh Weinstein, as calculated in the Summary Compensation Table (the “SCT”).

(2)
The dollar amounts shown in these columns reflect “compensation actually paid” to the Named Executive Officers calculated in accordance with SEC rules. As required, the dollar amounts include (among other items) unpaid amounts of equity compensation that may be realizable in future periods, and as such, the dollar amounts shown do not represent the actual final amount of compensation earned or actually paid to either individual during the applicable years. The adjustments made to each Named Executive Officer’s total compensation for each year to determine CAP are shown in the tables below. For Mr. Weinstein, information is only included beginning with 2022, the first year in which he served as CEO.

(3)
Reflects the total compensation for our former CEO, Arnold Donald, who served as PEO until August 1, 2022, and is therefore included in this table as an additional PEO in accordance with SEC rules. Amounts shown are calculated in the SCT for each of the years shown.

(4)
Reflects the average total compensation of our non-PEO NEOs, as calculated in the SCT for each of the years shown. Our non- PEO NEOs included in the table above are the following individuals: for 2025, David Bernstein, Bettina Deynes, Lars Ljoen, and Enrique Miguez; for 2024, David Bernstein, William Burke, Bettina Deynes, and Enrique Miguez; for 2023, David Bernstein, William Burke, Bettina Deynes, Enrique Miguez, and Michael Thamm; for 2022, David Bernstein, William Burke, Enrique Miguez, and Michael Thamm; and for 2021, Peter Anderson, David Bernstein, Enrique Miguez, Arnaldo Perez, and Michael Thamm.

(5)
Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on November 30, 2020. As permitted by SEC rules, the peer group referenced for purpose of the TSR comparison is the group of companies included in the Dow Jones U.S. Recreational Services Index, which is the industry peer group used for purposes of Item 201(e) of Regulation S-K. The separate Peer Group used by the Compensation Committees for purposes of determining compensation paid to our Executive Officers is described in the Compensation Discussion & Analysis section under “Peer Group Characteristics.”

(6)
Reflects after-tax net income (loss) prepared in accordance with GAAP for each of the years shown.

(7)
Adjusted Operating Income is a non-GAAP financial measure that represents operating income adjusted for gains and losses on ship sales, restructuring costs and certain other gains and losses that are not part of our core operating business.

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Compensation
Pay versus Performance
	2025		2024		2023		2022			2021
	Weinstein ($)	Non-PEO NEOs ($)	Weinstein ($)	Non-PEO NEOs ($)	Weinstein ($)	Non-PEO NEOs ($)	Donald ($)	Weinstein ($)	Non-PEO NEOs ($)	Donald ($)	Non-PEO NEOs ($)
Total Reported in SCT	18,887,776	4,029,119	23,566,603	8,287,612	13,808,603	3,659,890	11,144,435	8,014,153	1,824,301	15,063,788	3,304,831
Less, Value of Stock Grants Reported in SCT	11,961,027	1,810,004	8,775,817	1,369,984	7,460,811	1,882,955	5,999,996	4,695,000	0	7,449,735	1,327,423
Plus, Year End Fair Value of Equity Awards Granted in the Year	26,427,768	3,999,193	23,129,206	3,610,685	14,167,138	3,246,175	2,984,968	4,965,000	0	6,289,618	1,205,892
Plus, Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	4,115,452	640,042	25,775,751	1,741,439	2,664,917	109,444	(2,695,390)	(443,809)	(578,848)	(2,925,955)	(507,063)
Plus, Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	0	0	0	0	0	0	0	0	0	0	0
Plus, Change in Fair Value from Prior Year End to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	(409,804)	(57,935)	70,429	35,799	94,646	91,840	381,498	54,969	84,669	179,519	45,018
Less, Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	0	0	0	0	0	0	0	0	0	0	0
Plus, Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	0	0	0	0	0	0	0	0	0	0	0
Total Adjustments	30,133,416	4,581,299	48,975,386	5,387,924	16,926,701	3,447,459	671,076	4,576,160	(494,179)	3,543,182	743,846
Compensation Actually Paid for Fiscal Year	37,060,165	6,800,415	63,766,172	12,305,551	23,274,493	5,224,395	5,815,515	7,895,313	1,330,122	11,157,235	2,721,255
TABULAR DISCLOSURE OF MOST IMPORTANT MEASURES LINKING COMPENSATION ACTUALLY PAID DURING 2025 TO COMPANY PERFORMANCE

Below are the most important measures (unranked) used by us to link compensation actually paid to our Named Executive Officers for 2025 to our performance. For further information regarding these performance metrics and their function in our executive compensation program, please see “Compensation Discussion and Analysis” section above.

Normalized Adjusted Operating Income
Normalized Adjusted EBITDA
Relative TSR
Adjusted Return on Invested Capital
GHG Reduction
DISCLOSURE OF THE RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND FINANCIAL PERFORMANCE MEASURES

As described in more detail in the “Compensation Discussion and Analysis” section, our executive compensation program reflects a pay-for-performance philosophy. The below graphical illustrations demonstrate the relationship between compensation actually paid to the Named Executive Officers over the last three fiscal years as compared
CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 83

Compensation
Pay versus Performance
to TSR, Net Income, and Adjusted Operating Income over the last three fiscal years. Generally, compensation actually paid (for both the PEO(s) and non-PEO NEOs) since fiscal 2021 has increased or decreased as each of TSR, Net Income, and Adjusted Operating Income has increased or decreased, respectively. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions (shown graphically) of the relationships between information presented in the Pay versus Performance table.

CAP vs. TSR
$63.8M
$196.57
$186.41
$127.28
$37.1M
$129.03
$102.56
$103.18
$80.09
$23.3M
$75.38
$88.19
$49.70
$11.2M
$12.3M
$0.0M
$2.7M
$5.8M
$7.9M
$1.3M
$5.2M
$6.8M
$0.0M
$0.0M
$0.0M
2021
2022
2023
2024
2025
Compensation Actually Paid (First PEO)
Compensation Actually Paid (Second PEO)
Avg. Compensation Actually Paid (Non-CEO NEO)
Company TSR
Peer Group TSR

CAP vs. Adjusted Operating Income
$63.8M
$4396.0M
$3556.0M
$1887.0M
$37.1M
-$1684.0M
$23.3M
-$3914.0M
$12.3M
$11.2M
$0.0M
$7.9M
$6.8M
$5.8M
$5.2M
$2.7M
$1.3M
$0.0M
$0.0M
$0.0M
2021
2022
2023
2024
2025
Compensation Actually Paid (First PEO)
Compensation Actually Paid (Second PEO)
Avg. Compensation Actually Paid (Non-CEO NEO)
Company Selected Metric - Adjusted OI (base non-GAAP)

84 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Compensation
Pay versus Performance

CAP vs. Net Income
$63.8M
$2760.0M
$1916.0M
-$74.0M
$37.1M
-$6093.0M
$23.3M
-$9501.0M
$12.3M
$11.2M
$7.9M
$6.8M
$0.0M
$5.2M
$5.8M
$2.7M
$1.3M
$0.0M
$0.0M
$0.0M
2021
2022
2023
2024
2025
Compensation Actually Paid (First PEO)
Compensation Actually Paid (Second PEO)
Avg. Compensation Actually Paid (Non-CEO NEO)
Net Income (millions)

CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 85

Audit Matters
PROPOSAL 14
Appointment of Auditor of Carnival plc and Ratification of Selection of Independent Registered Public Accounting Firm of Carnival Corporation
PROPOSAL 15
Authorization to Determine the Remuneration of Independent Auditor of Carnival plc
The Audit Committee of the Board of Directors of Carnival plc has selected Deloitte LLP as Carnival plc’s independent auditor for the year ending November 30, 2026. The Audit Committee of the Board of Directors of Carnival Corporation has selected Deloitte & Touche LLP as Carnival Corporation’s independent registered public accounting firm for the year ending November 30, 2026. Deloitte LLP and Deloitte & Touche LLP are the respective UK and U.S. member firms of Deloitte Touche Tohmatsu Limited. In doing so, the Audit Committees confirm that the selection is free from third party influence and no restrictive contractual clauses have been imposed on them. Representatives of both Deloitte LLP and Deloitte & Touche LLP as the auditors for the fiscal 2025 audit are expected to be present at the Annual Meetings of Shareholders, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.
Proposal 14 would appoint Deloitte LLP as the independent auditor of Carnival plc for the fiscal
2026 audit. It is a requirement of Section 489(2) of the Companies Act that Carnival plc appoint its independent auditor before the end of a general meeting at which its annual accounts and reports are laid (which, in the case of Carnival plc, occurs this year at its Annual General Meeting). Proposal 14 would also ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation.
Although ratification by our shareholders of the appointment of an independent public accounting firm of Carnival Corporation is not legally required, our Boards of Directors believe that such action is desirable as a matter of good corporate governance. If our shareholders do not approve Proposal 14, the Audit Committees will re-evaluate the appointment and consider the selection of another accounting firm.
Under Proposal 15, you are being asked to authorize the Audit Committee of Carnival plc to determine the remuneration of Deloitte LLP as the independent auditor of Carnival plc.

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Audit Matters
Report of the Audit Committees

The Boards of Directors unanimously recommend a vote FOR the appointment of Deloitte LLP as Carnival plc’s independent auditor, the ratification of the selection of Deloitte & Touche LLP as Carnival Corporation’s independent registered public accounting firm and the authorization for the Audit Committee of Carnival plc to determine the remuneration of Deloitte LLP.

Report of the Audit Committees
Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate Board of Directors, each of which in turn has its own Audit Committee. In accordance with their charter, each Audit Committee assists the relevant Board of Directors in carrying out its oversight of:
•
integrity of our financial statements;

•
performance of our internal audit functions, including process and controls effectiveness and efficiencies and investigations relating to asset misappropriation, corruption and ethics, and financial or non-financial manipulation;

•
independent auditors’ qualifications, effectiveness, objectivity, independence, and performance; and

•
relevant elements of our risk management programs, including risk management related to financial, information technology, cybersecurity and non-HESS related operational risks, as well as monitoring changes to and compliance with related legal and regulatory requirements.

Both Audit Committees are subject to the audit committee independence requirements under the corporate governance standards of the New York Stock Exchange and relevant SEC rules, and the Audit Committee of Carnival plc is also subject to the requirements of the UK Corporate Governance Code and the Financial Conduct Authority’s Disclosure Guidance and Transparency Rules. The two Audit Committees have identical members and each currently consists of four independent (as defined by the listing standards of the New York Stock Exchange, SEC rules, and the UK Corporate Governance Code) Non-Executive Directors. The Carnival Corporation Board of Directors has determined that each member of the Audit Committees is both “independent” and an “audit committee financial expert,” as defined by SEC rules and New York Stock Exchange listing standards. In addition, the Carnival plc Board of Directors has determined that each member of the
Audit Committees has “recent and relevant financial experience” for purposes of the UK Corporate Governance Code and that the Audit Committees, as a whole, have competence relevant to the sector in which Carnival Corporation & plc operate.
Management has primary responsibility for our financial reporting process, including the system of internal control and risk management, and for the preparation of consolidated financial statements. The independent auditors are responsible for performing an independent audit of our financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, UK-adopted international accounting standards or United Kingdom Generally Accepted Accounting Practice, as applicable. The Audit Committees are responsible for (a) monitoring and overseeing the financial reporting process and the preparation of consolidated financial statements, (b) supervising the relationship between Carnival Corporation and Carnival plc and their independent auditors, (c) overseeing any competitive tender process with respect to audit firms, and (d) reviewing the group’s systems of internal controls and compliance with the group Code of Business Conduct and Ethics. The Audit Committees have met and held discussions with management of Carnival Corporation & plc and the independent auditors. In this context, management represented to the Audit Committees that Carnival Corporation & plc’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles and that Carnival plc’s group financial statements were prepared in accordance with UK-adopted international accounting standards and the parent company financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards, comprising FRS 101 “Reduced Disclosure Framework,” and applicable law). Where necessary, amendments

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Audit Matters
Report of the Audit Committees
are made in the Carnival plc parent company financial statements to take advantage of the exemptions available under FRS 101 Reduced Disclosure Framework.
The Audit Committees:
•
reviewed and discussed Carnival Corporation & plc’s audited consolidated financial statements for the year ended November 30, 2025 with Carnival Corporation & plc’s management and with Carnival Corporation’s independent auditor;

•
reviewed and discussed Carnival plc’s audited consolidated financial statements for the year ended November 30, 2025 with Carnival plc’s management and with Carnival plc’s independent auditor;

•
discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, the SEC, and the UK Financial Reporting Council (“FRC”); and

•
received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board and the FRC regarding the independent auditors’ communications with the Audit Committees concerning independence and discussed with the independent auditors their independence.
The Audit Committees also considered whether the provision to the relevant entity by the independent auditors of non-audit services was compatible with maintaining the independence of the independent auditors under the independence rules in the U.S. and the UK. Based on the reviews and discussions described above, the Audit Committees recommended to the Boards of Directors that the audited consolidated financial statements of Carnival Corporation & plc be included in Carnival Corporation & plc’s 2025 Annual Report on Form 10-K for filing with the SEC. In addition, the Audit Committees recommended that the audited Carnival plc financial statements be included in the Carnival plc Annual Report for the year ended November 30, 2025.

THE AUDIT COMMITTEE OF CARNIVAL CORPORATION THE AUDIT COMMITTEE OF CARNIVAL PLC
88 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Audit Matters
Independent Registered Public Accounting Firm
Independent Registered Public Accounting Firm
AUDIT AND NON-AUDIT FEES

Deloitte & Touche LLP and Deloitte LLP were the independent auditors of Carnival Corporation and Carnival plc, respectively, during fiscal 2025 and 2024. PricewaterhouseCoopers LLP were the independent auditors of Carnival Corporation and Carnival plc during fiscal 2023. Aggregate fees billed by the foregoing audit firms for professional services rendered to Carnival Corporation and Carnival plc for the years ended November 30, 2025, 2024 and 2023 were as follows (in millions):

	Fiscal Year Ended
Type of Fee	2025 ($ in millions)	2024 ($ in millions)	2023 ($ in millions)
Audit fees	8.0	7.1	6.6
Audit-related fees	0(1)	0(1)	0(1)
Tax fees	0	0	0
All other fees	0.1(2)	0.1	0(1)
Total	8.1	7.2	6.6

(1)
Less than $50,000.

(2)
Less than $90,000.

•
AUDIT FEES for 2025, 2024 and 2023 were for professional services rendered for the integrated audits of the Carnival Corporation & plc consolidated financial statements and systems of internal control over financial reporting, quarterly reviews of our joint Quarterly Reports on Form 10-Q, the audits of the Carnival plc financial statements, consents, registration statements, statutory audits of various international subsidiaries and the issuance of comfort letters.

•
AUDIT-RELATED FEES for 2025 and 2024 were principally for agreed upon procedures related to customs and border protection data. Audit-related fees for 2023 were principally for agreed upon procedures related to customs and border protection data.
•
ALL OTHER FEES for 2025 and 2024 were principally for services rendered for UK and Italian regulatory reporting. All other fees for 2023 were principally for services rendered for UK regulatory reporting.

All of the services described above were approved by the Audit Committees (including pre-approval of services by the independent auditor relating to registration statements and issuance of comfort letters up to a cap), and in doing so, the Audit Committees did not rely on the de minimis exception set forth in Rule 2-01(c)(7)(i)(C) under Regulation S-X.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committees have adopted Key Policies and Procedures which address, among other matters, pre-approval of audit and permissible non-audit services provided by the independent registered public accounting firm. The Key Policies and Procedures require that all services to be provided by the independent registered public accounting firm must be approved by the Audit Committees prior to the performance of such services. The Audit Committees consider whether the services requested are consistent with the rules of the SEC and UK Financial Reporting Council on auditor independence.

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Other Proposals
PROPOSAL 16
Receipt of Accounts and Reports of Carnival plc
The Directors of Carnival plc are required by the Companies Act to present Carnival plc’s financial statements, the UK statutory Directors’ Report, the UK statutory Strategic Report and the auditor’s report relating to those accounts to the Carnival plc shareholders. Accordingly, the Directors of Carnival plc lay before the Annual Meetings of Shareholders the Carnival plc accounts and the reports of the Directors and auditor for the year ended November 30, 2025, which have been approved by and signed on behalf of Carnival plc’s Board of Directors and will be delivered to the Registrar of
Companies in the UK following the Annual Meetings of Shareholders. Shareholders are voting to approve receipt of these documents, as UK law does not require shareholder approval of the substance and content of these documents. The UK statutory Directors’ Report is attached as Annex A to this Proxy Statement and the UK statutory Strategic Report accompanies the Carnival plc financial statements. The full accounts and reports of Carnival plc will be available for inspection prior to and during the Annual Meetings of Shareholders.

The Boards of Directors unanimously recommend a vote FOR the receipt of the accounts and reports of Carnival plc for the year ended November 30, 2025.
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Other Proposals
PROPOSAL 17—APPROVAL OF THE GRANT OF AUTHORITY TO ALLOT NEW CARNIVAL PLC SHARES
PROPOSAL 17
Approval of the Grant of Authority to Allot New Carnival plc Shares
PROPOSAL 18
Approval of the Disapplication of Pre-Emption Rights Applicable to Carnival plc
Summary
Proposal 17 authorizes the Directors of Carnival plc to allot, until the end of the next Annual General Meeting of Carnival plc (or, if earlier, until the close of business on July 16, 2027), a maximum number of Carnival plc ordinary shares (or to grant rights to subscribe for or convert any securities into ordinary shares up to a maximum aggregate amount) without further shareholder approval. Proposal 18 empowers the Directors of Carnival plc to allot (or sell any ordinary shares which Carnival plc elects to hold in treasury) a maximum number of Carnival plc ordinary shares for cash without first offering them to existing shareholders in accordance with the pre-emption rights that would otherwise be applicable. If given, this power will expire at the end of the next Annual
General Meeting of Carnival plc (or, if earlier, the close of business on July 16, 2027). The authorizations given at the last Annual General Meeting of Carnival plc are due to expire at the end of this year’s Annual General Meeting of Carnival plc. As is the case with many UK companies, these resolutions are proposed each year as the Directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted without further shareholder approval and for shares to be allotted for cash without making a pre-emptive offer. The Carnival plc Directors have no current commitments or plans to allot additional shares of Carnival plc using these authorities.

Discussion
Under Article 30 of the Articles of Association of Carnival plc, the Directors have, for a “prescribed period,” unconditional authority to allot ordinary shares in Carnival plc up to an aggregate nominal amount known as the “allotment amount.”
The power to implement the authority provided by Article 30 is sought each year by the proposal of an ordinary resolution to establish the prescribed period and the allotment amount. By passing this ordinary resolution, shareholders are authorizing the Board of Carnival plc to issue, during the prescribed period, a maximum number of shares having an aggregate nominal value equal to the allotment amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval.

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Other Proposals
PROPOSAL 18—Approval of the Disapplication of Pre-Emption Rights Applicable to Carnival plc
Under Article 31 of the Articles of Association of Carnival plc, the Directors have, for the same “prescribed period” referred to above, power to allot a small number of ordinary shares for cash without making a pre-emptive offer to existing shareholders, up to an aggregate nominal amount known as the “disapplication amount.”
The power to implement the authority provided by Article 31 is sought each year by the proposal of a special resolution to establish the disapplication amount. By passing this special resolution, shareholders are authorizing the Board of Carnival plc to issue, during the prescribed period, an amount of shares having an aggregate nominal value equal to the disapplication amount, for cash without first offering them to existing shareholders of Carnival plc.
The Third Amended and Restated Articles of Incorporation of Carnival Corporation do not contain equivalent provisions and holders of Carnival Corporation common stock do not have pre-emption rights. Accordingly, no action is required in respect of the ability of Carnival Corporation to allot shares or to disapply pre-emption rights.
In common with many UK companies, resolutions to renew the prescribed period and re-establish the allotment amount and the disapplication amount are normally proposed each year as the Directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted and for shares to be allotted for cash without making a pre-emptive offer. This is the purpose of Proposal 17 (an ordinary resolution) and Proposal 18 (a special resolution). As usual, the prescribed period is the period from the passing of the resolutions until the end of the next Annual General Meeting (or, if earlier, until the close of business on July 16, 2027).
Guidelines issued by the Investment Association, whose members are some of the largest institutional investors in UK listed companies, require the allotment amount to be limited to one-third of the issued ordinary share capital (except in the case of a fully pre-emptive offer). By reference to Carnival plc’s issued ordinary share capital on January 13, 2026, the maximum allotment amount in paragraph (a) of Proposal 17 is $104,295,964, which is equal to 62,828,893 new Carnival plc ordinary shares, being one-third of the amount of the issued ordinary share capital (excluding treasury shares).
In line with guidance issued by the Investment Association, paragraph (b) of Proposal 17 would give the Directors of Carnival plc authority to allot ordinary shares or grant rights to subscribe for or convert any securities into ordinary shares in connection with a pre-emptive offer in favor of ordinary shareholders up to an aggregate nominal amount equal to $208,591,929 (representing 125,657,788 ordinary shares), as reduced by the nominal amount of any shares issued under paragraph (a) of Proposal 17. This amount (before any reduction) represents approximately two-thirds of the issued ordinary share capital (excluding treasury shares) of Carnival plc as at January 13, 2026. However, if they do exercise the authorities given to them if Proposals 17 and 18 are passed, the Directors intend to follow the Investment Association’s recommendations concerning their use.
The Pre-Emption Group, a group comprising representatives of UK listed companies, investment institutions and corporate finance practitioners and formed under the support of the London Stock Exchange, issued a revised Statement of Principles on Disapplying Pre-Emption Rights in November 2022 (the “Statement of Principles”) to align with the recommendations made in the UK Secondary Capital Raising Review. The Statement of Principles recommends that a resolution to disapply the statutory pre-emption rights provided by UK company law should be limited to an amount of equity securities not exceeding 10% of the nominal value of a company’s issued ordinary share capital (with a further authority of no more than 2% to be used only for the purposes of making a follow-on offer to retail investors and existing shareholders).
The powers requested under Proposal 18 reflect the revised Statement of Principles. Proposal 18, if approved, will give the Directors of Carnival plc authority to allot Carnival plc shares and to sell treasury shares for cash otherwise than to existing shareholders in proportion to their holdings (i) up to a maximum nominal value of $31,288,789, representing 10% of Carnival plc’s issued ordinary share capital (excluding treasury shares) on January 13, 2026 and (ii) up to an additional maximum nominal amount equal to 20% of any allotments or sales made

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Other Proposals
PROPOSAL 18—Approval of the Disapplication of Pre-Emption Rights Applicable to Carnival plc
under (i) to be used for follow-on offers of a kind contemplated by paragraph 3 of Part 2B of the Statement of Principles. In other words, pursuant to (ii), Carnival plc can issue shares representing up to a further 2% of its issued ordinary share capital (excluding treasury shares), but this can only be used for follow-on offers to existing shareholders of Carnival plc not allocated shares under an issuance made pursuant to (i) and otherwise of a kind contemplated by paragraph 3 of Part 2B of the Statement of Principles. This is equal to an aggregate of 22,618,401 new Carnival plc ordinary shares.
The Directors of Carnival plc confirm their intention to follow the shareholder protections in paragraph 1 of Part 2B of the Statement of Principles in the exercise of the power to disapply the statutory pre-emption rights and, in relation to any follow-on offer, the expected features of a follow-on offer as set out in paragraph 3 of Part 2B of the Statement of Principles.
In summary, if Proposals 17 and 18 were passed, the extent of the authority of the Directors to allot new Carnival plc ordinary shares for cash (other than pursuant to an employee share scheme) on terms which would be dilutive to the existing shareholdings of Carnival plc shareholders, without further shareholder approval, would be limited to 22,618,401 new Carnival plc ordinary shares. The Directors have no current commitments or plans to allot additional shares of Carnival plc under these authorities. Furthermore, the adoption of Proposals 17 and 18 would have no material effect on the ability of Carnival plc to undertake or defend against a takeover attempt.
As of January 13, 2026, 28,927,231 Carnival plc ordinary shares are held by Carnival plc in treasury, representing 15.3% of the issued ordinary share capital (excluding treasury shares) of Carnival plc as at January 13, 2026.

The Boards of Directors unanimously recommend a vote FOR the approval of limits on the authority to allot Carnival plc shares and the disapplication of pre-emption rights for Carnival plc.
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Other Proposals
PROPOSAL 19—Approval of a General Authority to Buy Back Carnival plc Ordinary Shares
PROPOSAL 19
Approval of a General Authority to Buy Back Carnival plc Ordinary Shares
Shareholder approval is not required for us to buy back shares of Carnival Corporation, but is required under the Companies Act for us to buy back shares of Carnival plc. Last year, Carnival Corporation and Carnival plc did not seek shareholder approval to buy back Carnival plc ordinary shares.
Shareholder approval to effect market purchases (within the meaning of Section 693(4) of the Companies Act) of up to 18,848,668 ordinary shares of Carnival plc (being 10% of Carnival plc’s ordinary shares in issue as of January 13, 2026 (excluding treasury shares)) is being sought at this year’s Annual Meetings of Shareholders.
The Boards of Directors confirm that the authority to purchase Carnival plc ordinary shares will only be exercised after careful consideration of prevailing market conditions and the position of Carnival plc. The Boards of Directors are making no recommendation as to whether shareholders should sell any shares in Carnival plc and/or Carnival Corporation.
If the Boards of Directors exercise the authority conferred by Proposal 19, we would have the option of holding the shares in treasury, or cancelling them. Shares held in treasury can be re-sold for cash, used for employee share plans or later cancelled. The Boards of Directors think it prudent to maintain discretion as to dealing with the purchased shares. The Boards of Directors will assess at the time of any and each actual purchase whether to hold the shares in treasury or cancel them, provided it is permitted to do so. As of January 13, 2026, 28,927,231 Carnival plc ordinary shares are held by Carnival plc in treasury.
The Boards of Directors consider that any buyback of Carnival plc ordinary shares may include the purchase of its American Depositary Shares (“ADSs”), each representing one Carnival plc ordinary share, with a subsequent cancellation of the underlying ADSs. If the underlying ADSs are so cancelled, Carnival plc will either cancel or hold in treasury the ordinary share represented by such ADSs. The Boards of Directors will assess at the time of any and each actual cancellation whether to hold the ordinary shares represented by such cancelled ADSs in treasury or cancel them, provided it is permitted to do so.
The minimum price (exclusive of expenses) which may be paid for each Carnival plc ordinary share is $1.66, and the maximum price (exclusive of expenses) which may be paid is an amount equal to the higher of:
•
105% of the average of the middle market quotations for an ordinary share of Carnival plc, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and

•
the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share on the trading venues where the purchase is carried out.

As of January 13, 2026, there are no options outstanding to subscribe for Carnival plc ordinary shares and Carnival plc has 2,600,911 RSUs issued and outstanding, which represent in the aggregate 1.4% of Carnival plc’s issued share capital (excluding treasury shares). If the authority sought under Proposal 19 were exercised in full and those ordinary shares of Carnival plc were purchased by Carnival plc and cancelled, these RSUs would represent in the aggregate 1.5% of Carnival plc’s issued share capital (excluding treasury shares).

94 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Other Proposals
PROPOSAL 19—Approval of a General Authority to Buy Back Carnival plc Ordinary Shares
The authority to purchase Carnival plc ordinary shares will expire at the conclusion of the Carnival plc Annual General Meeting in 2027 or on July 16, 2027,
whichever is earlier (except in relation to any purchases of shares the contract for which was entered before the expiry of such authority).

The Boards of Directors unanimously recommend a vote FOR the approval of a general authority to buy back Carnival plc ordinary shares.
CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 95

Questions and Answers
Questions Applicable to All Shareholders
WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meetings of Shareholders, the voting process, the compensation of Directors and certain Executive Officers and certain other information required by rules promulgated by the SEC and the New York Stock
Exchange applicable to both companies. We have attached as Annexes A, B and C to this Proxy Statement information that Carnival plc is required to provide to its shareholders under applicable UK rules.

WHAT PROPOSALS WILL BE VOTED ON AT EACH OF THE ANNUAL MEETINGS OF SHAREHOLDERS?

PROPOSALS 1-11	PROPOSAL 16
To re-elect 11 Directors, each to serve as a Director of Carnival Corporation and as a Director of Carnival plc	To receive the accounts and reports of the Directors and auditor of Carnival plc for the fiscal year ending November 30, 2025

PROPOSAL 12	PROPOSAL 17
To hold a (non-binding) advisory vote to approve executive compensation	To approve the giving of authority for the allotment of new shares by Carnival plc

PROPOSAL 13	PROPOSAL 18
To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report	To approve, subject to Proposal 17 passing, the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc

PROPOSAL 14	PROPOSAL 19
To appoint Deloitte LLP as independent auditor of Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market

PROPOSAL 15
To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditor of Carnival plc
WHAT IS THE VOTING RECOMMENDATION OF THE BOARDS OF DIRECTORS?
Your Boards of Directors recommend that you vote your shares FOR Proposals 1 through 19.
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Questions and Answers
Questions Applicable to All Shareholders
HOW DOES THE DLC ARRANGEMENT AFFECT MY VOTING RIGHTS?
On most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. These matters are called “joint electorate actions.” Combined voting is accomplished through the special voting shares that have been issued by each company. Certain matters specified in the organizational documents of Carnival Corporation and Carnival plc where the interests of the two shareholder bodies may diverge are called “class rights actions.” The class rights actions are voted on separately by the shareholders of each company. If either group of shareholders does not approve a class rights action, that action generally cannot be taken by either company. All of the proposals to be voted on at the Annual Meetings of Shareholders are joint electorate actions, and there are no class rights actions.

GENERALLY, WHAT ACTIONS ARE JOINT ELECTORATE ACTIONS?
Any resolution to approve an action other than a class rights action or a procedural resolution (described below) is designated as a joint electorate action. The actions designated as joint electorate actions include:
•
the appointment, removal, election or re-election of any Director of either or both companies;

•
if required by law, the receipt or adoption of the annual accounts of both companies;

•
the appointment or removal of the independent auditor of either company;

•
a change of name by either or both companies; and

•
the implementation of a mandatory exchange of Carnival plc ordinary shares for Carnival Corporation common stock based on a change in tax laws, rules or regulations.

The relative voting rights of Carnival plc ordinary shares and Carnival Corporation common stock are equalized based on a ratio which we refer to as the “equalization ratio.” Based on the current equalization ratio of 1:1, each share of Carnival Corporation common stock has the same voting rights as one Carnival plc ordinary share on joint electorate actions.

HOW ARE JOINT ELECTORATE ACTIONS VOTED ON?
Joint electorate actions are voted on as follows:
•
Carnival plc shareholders vote at the Annual General Meeting of Carnival plc (whether in person or by proxy). Voting is on a poll (or ballot), which remains open for sufficient time to allow the vote at the Carnival Corporation Annual Meeting of Shareholders to be held and reflected in the Carnival plc Annual General Meeting through the mechanism of the special voting share. An equivalent vote is cast at the subsequent Carnival Corporation Annual Meeting of Shareholders on each of the corresponding resolutions through a special voting share issued by Carnival Corporation; and

•
Carnival Corporation shareholders vote at the Carnival Corporation Annual Meeting of Shareholders (whether in person or by proxy).

Voting is by ballot (or on a poll), which remains open for sufficient time to allow the vote at the Annual General Meeting of Carnival plc Shareholders to be reflected in the Annual Meeting of Carnival Corporation Shareholders through the mechanism of the special voting share. An equivalent vote is cast on the corresponding resolutions at the Carnival plc Annual General Meeting through a special voting share issued by Carnival plc.
A joint electorate action is approved if it is approved by:
•
a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution, if required by applicable law and regulations or

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Carnival plc’s Articles of Association) by the holders of Carnival plc’s ordinary shares and the holder of the Carnival plc special voting share voting as a single class at a meeting at which a quorum was present and acting;
•
a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Carnival Corporation Articles of Incorporation and By-laws) by the holders of Carnival Corporation common stock and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting which a quorum was present and acting; and
•
a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been “cast” for this purpose.

HOW ARE THE DIRECTORS OF EACH COMPANY ELECTED OR RE-ELECTED?
Resolutions relating to the election or re-election of Directors are considered as joint electorate actions. No person may be a member of the Board of Directors of Carnival Corporation or Carnival plc without also being a member of the Board of Directors of the other company. There are 11 nominees for re-election to the Board of Directors of each company this year. Each nominee currently serves as a Director of Carnival Corporation and Carnival plc. All nominees for Director are to be re-elected to serve until the next Annual Meetings of Shareholders or until their successors are elected.
Carnival plc’s Articles of Association currently require Directors to submit themselves for election by shareholders at the first Annual General Meeting following their initial appointment to the Board of Directors and for re-election thereafter at subsequent Annual General Meetings at intervals of no more than three years. The Boards of Directors have decided, in accordance with the UK Corporate Governance Code, to submit all Directors for re-election on an annual basis.

WHAT VOTES ARE REQUIRED TO APPROVE THE PROPOSALS?
Proposals	Vote Required
• Proposals 1 through 17 will be proposed as ordinary resolutions.	For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and the Annual Meeting of Carnival Corporation Shareholders.
• Proposals 18 and 19 will be proposed as special resolutions.	For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and the Annual Meeting of Carnival Corporation Shareholders.
Proposals 18 and 19 are required to be approved by not less than 75% of the combined votes cast at both Annual Meetings of Shareholders. Each of the other proposals, including the re-election of Directors, requires the approval of a majority of the combined votes cast at both Annual Meetings of Shareholders. Abstentions and broker non-votes are not deemed votes cast for purposes of calculating the vote. Abstentions and broker non-votes do count for the purpose of determining whether a quorum is present.
If you are a beneficial owner of Carnival Corporation common stock and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes. In order to ensure that your shares are voted on all matters presented at the Annual Meeting, we encourage you to provide voting instructions in advance of the meeting, regardless of whether you intend to attend the Annual Meeting.
Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because:

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•
the broker has not received voting instructions from the beneficial owner; and

•
the broker lacks discretionary voting power to vote such shares.

Accordingly, if you are a beneficial owner of shares held through intermediaries such as brokers, banks and other nominees, such intermediaries are not permitted to vote without specific instructions from you unless the matter to be voted on is considered “routine.” The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE or by Broadridge Financial Solutions, our independent agent to receive and tabulate stockholder votes, based on NYSE rules that regulate member brokerage firms. If a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes.

GENERALLY, WHAT ARE PROCEDURAL RESOLUTIONS?
Procedural resolutions are resolutions of a procedural or technical nature that do not adversely affect the shareholders of the other company in any material respect and are put to the shareholders at a meeting.
The special voting shares do not represent any votes on “procedural resolutions.” Our Chair of each of the meetings will determine whether a resolution is a procedural resolution.
To the extent that such matters require the approval of the shareholders of either company, any of the following will be procedural resolutions:
•
that certain people be allowed to attend or be excluded from attending the meeting;

•
that discussion be closed and the question put to the vote (provided no amendments have been raised);

•
that the question under discussion not be put to the vote (where a shareholder feels the original motion should not be put to the meeting at all, if such original motion was brought during the course of that meeting);

•
to proceed with matters in an order other than that set out in the notice of the meeting;

•
to adjourn the debate (for example, to a subsequent meeting); and

•
to adjourn the meeting.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETINGS OF SHAREHOLDERS?
The voting results will be announced to the media and the relevant stock exchanges and posted on our website at www.carnivalcorp.com and www.carnivalplc.com, after both Annual Meetings of Shareholders have closed.
The results will also be published in a joint Current Report on Form 8-K within four business days after the date the Annual Meetings of Shareholders have closed.

WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETINGS OF SHAREHOLDERS?
The quorum requirement for holding the Annual Meetings of Shareholders and transacting business as joint electorate actions at the meetings is one-third of the total votes entitled to be cast by all shareholders of both companies. Shareholders may be present in person or represented by proxy or corporate representative at the meetings.

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HOW IS THE QUORUM DETERMINED?
For the purposes of determining a quorum with respect to joint electorate actions, the special voting shares have the maximum number of votes attached to them as were cast on such joint electorate actions, either for, against or abstained, at the parallel shareholder meeting of the other company, and such maximum number of votes (including abstentions) constitutes shares entitled to vote and present for the purposes of determining whether a quorum exists at such a meeting.
In order for a quorum to be validly constituted with respect to meetings of shareholders convened to consider a joint electorate action or class rights action, the special voting entities must be present.
Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

IS MY VOTE CONFIDENTIAL?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties except:
•
as necessary to meet applicable legal requirements;

•
to allow for the tabulation of votes and certification of the vote; or

•
to facilitate a successful proxy solicitation by our Boards of Directors.

Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETINGS OF SHAREHOLDERS?
We are providing these proxy materials in connection with the solicitation by the Boards of Directors of proxies to be voted at the Annual Meetings of Shareholders. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the Annual
Meetings of Shareholders. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

CAN I VIEW THE PROXY MATERIALS ELECTRONICALLY?
Yes. This Proxy Statement and any other proxy materials have been posted on our website at www.carnivalcorp.com and www.carnivalplc.com. Carnival Corporation shareholders can also access proxy-related materials at www.proxyvote.com as described under “Questions Specific to Shareholders of Carnival Corporation.”

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WHAT REPORTS ARE FILED BY CARNIVAL CORPORATION AND CARNIVAL PLC WITH THE SEC AND THE FCA AND HOW CAN I OBTAIN COPIES?
We file this Proxy Statement, joint Annual Reports on Form 10-K, joint Quarterly Reports on Form 10-Q and joint Current Reports on Form 8-K with the SEC.
Copies of this Proxy Statement, the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2025, as well as any joint Quarterly Reports on Form 10-Q or joint Current Reports on Form 8-K, as filed with the SEC, can be viewed or obtained without charge through the
SEC’s website at www.sec.gov (under Carnival Corporation or Carnival plc) or at
www.carnivalcorp.com and www.carnivalplc.com.
We also file the Carnival plc Annual Report as well as the Carnival plc Group Half-Yearly Financial Report on the National Storage Mechanism maintained by the FCA in the UK. They can also be viewed or obtained without charge on our website at www.carnivalcorp.com and www.carnivalplc.com.

COPIES WILL ALSO BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS:
Carnival Corporation Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States	or	Carnival plc Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
We encourage you to take advantage of the convenience of accessing these materials through the internet as it:
• is simple and fast to use	• saves time and money	• is environmentally friendly
MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETINGS OF SHAREHOLDERS?
Carnival Corporation shareholders and Carnival plc shareholders (to the extent permitted under Carnival Corporation’s and Carnival plc’s governing documents and U.S. and UK law, as applicable) may submit proposals for consideration at future shareholder meetings.
In order for shareholder proposals to be considered for inclusion in our Proxy Statement in accordance with SEC Rule 14a-8 for next year’s Annual Meetings of Shareholders, the written proposals must be received by our Company Secretary no later than the close of business October 30, 2026. Such proposals will need to comply with applicable SEC regulations regarding the inclusion of shareholder proposals in proxy materials. Carnival Corporation’s By-laws establish advance notice procedures with regard to shareholder proposals that are not submitted for inclusion in the Proxy Statement, but that shareholders instead wish to present directly at an Annual Meeting of Shareholders. Under Carnival Corporation’s current By-laws, to be properly brought before the Annual Meetings of Shareholders, a notice of the proposal must be submitted to the attention of our Company Secretary at our headquarters no later than six weeks prior to the Annual Meetings of Shareholders or, if later, the time at which the notice of such meeting is publicly disclosed. For shareholders of Carnival plc, the same requirements apply under UK law requirements to submit a notice of a proposal.
If the proposal to unify the DLC structure under a single company, Carnival Corporation, with Carnival plc as its wholly owned UK subsidiary, and to shift Carnival Corporation’s jurisdiction of organization from Panama to Bermuda under the name “Carnival Corporation Ltd.” is approved by the shareholders at the special meetings and the court meeting held on April 17, 2026, as well as by the UK court and regulatory authorities, Carnival Corporation will adopt new Bye-Laws as a Bermuda exempted company. Under the proposed new Bye-Laws, an advance notice of any proposal of business to be brought at an Annual Meeting of Shareholders must be delivered personally, or mailed to, and received by our Company Secretary at our headquarters no earlier than 120 and no later than 90 days prior to the one-year anniversary of the preceding year’s Annual Meeting of Shareholders. If the date of the

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Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from the one year anniversary of the preceding year’s Annual Meeting of Shareholders, or no Annual Meeting of Shareholders was held during the prior year, then notice must be received by our Company Secretary at our headquarters no earlier than 120 days before the Annual Meeting of Shareholders and no later than the later of 90 days before the Annual Meeting of Shareholders and the tenth day after the first day on which the date of the Annual Meeting of Shareholders is publicly disclosed.

MAY I NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?
In order to submit a nominee for election at the Annual Meetings of Shareholders, you must provide the information required for Director nominations set forth in Carnival Corporation’s and Carnival plc’s governing documents in a timely manner. Specifically, under the governing documents, you must submit your notice of nomination in writing to the attention of our Company Secretary at our headquarters not later than seven days nor earlier than 42 days prior to the 2026 Annual Meetings of Shareholders (April 10, 2026 and March 6, 2026, respectively).
Any such notice must include, in addition to any other requirements specifically set forth in Carnival Corporation’s and Carnival plc’s governing documents:
•
the name and address of the candidate;

•
a brief biographical description, including his or her occupation and service on boards of any public company or registered investment company for at least the last five years;

•
a statement of the particular experience, qualifications, attributes or skills of the candidate, taking into account the factors referred to in the “Nominations of Directors” section; and

•
the candidate’s signed consent to serve as a Director if elected, and to be named in our Proxy Statement.

If the proposal to unify the DLC structure under a single company, Carnival Corporation, with Carnival plc as its wholly owned UK subsidiary, and to shift Carnival Corporation’s jurisdiction of organization from Panama to Bermuda under the name “Carnival Corporation Ltd.” is approved by the shareholders at the special meetings and the court meeting held on
April 17, 2026, as well as by the UK court and regulatory authorities, Carnival Corporation will adopt new Bye-Laws as a Bermuda exempted company. Under the proposed new Bye-Laws, to submit a nominee for election at the Annual Meetings of Shareholders, a notice of nomination must be delivered personally, or mailed to, and received by our Company Secretary at our headquarters no earlier than 120 and no later than 90 days prior to the one year anniversary of the preceding year’s Annual Meetings of Shareholders. If the date of the Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from the one year anniversary of the preceding year’s Annual Meeting of Shareholders, or no Annual Meeting of Shareholders was held during the prior year, then notice must be received by our Company Secretary at our headquarters no earlier than 120 days before the Annual Meeting of Shareholders and no later than the later of 90 days before the Annual Meeting of Shareholders and the tenth day after the first day on which the date of the Annual Meeting of Shareholders is publicly disclosed.
In addition to satisfying the deadlines in the advance notice provisions of our governing documents, a shareholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions for our 2027 Annual Meetings of Shareholders must provide the notice required under Rule 14a-19 to the Company Secretary no later than February 16, 2027.
Shareholders may also recommend candidates for consideration by our Boards’ N&G Committees in accordance with the procedures set forth in the “Procedures Regarding Director Candidates Recommended by Shareholders” section.

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Questions Specific to Shareholders of Carnival Corporation
Questions Specific to Shareholders of Carnival Corporation
WHAT CARNIVAL CORPORATION SHARES OWNED BY ME CAN BE VOTED?
All Carnival Corporation shares owned by you as of February 17, 2026, the record date, may be voted by you. These shares include those:
•
held directly in your name as the shareholder of record, including shares purchased through Carnival

Corporation’s Dividend Reinvestment Plan and its Employee Stock Purchase Plan; and
•
held for you as the beneficial owner through a stockbroker, bank or other nominee.

WILL I BE ASKED TO VOTE AT THE CARNIVAL PLC ANNUAL GENERAL MEETING?
No. Your vote at the Annual Meeting of Carnival Corporation Shareholders, for the purposes of determining the outcome of combined voting, is automatically reflected as appropriate at the parallel
Annual General Meeting of Carnival plc Shareholders through the mechanism of the special voting share issued by Carnival plc.

WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
Carnival Corporation is taking advantage of SEC rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials (the “Notice of Internet Availability of Proxy Materials”) instead of a full set of proxy materials, unless they previously requested to receive printed copies or we determine it is otherwise more expedient or cost efficient to send a full set of proxy materials. Generally, you will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
Most of the shareholders of Carnival Corporation hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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SHAREHOLDER OF RECORD	BENEFICIAL OWNER

•
If your shares are registered directly in your name with Carnival Corporation’s transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the shareholder of record, and the Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable, is being sent directly to you by us.

•
As the shareholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the Annual Meeting of Carnival Corporation Shareholders.

•
If you request a paper copy of the proxy materials as indicated in the notice, Carnival Corporation will provide a proxy card for you to use.

•
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held under street name, and the Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable, is being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record.

•
As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting of Carnival Corporation Shareholders.

•
However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares.

•
If you request a paper copy of the proxy materials as indicated in the notice, your broker or nominee will provide a voting instruction card for you to use.

HOW CAN I VOTE MY CARNIVAL CORPORATION SHARES IN PERSON AT THE MEETING?
Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting of Carnival Corporation Shareholders in the U.S. If you choose to do so, please bring your proxy card and proof of identification.
Even if you plan to attend the Annual Meeting of Carnival Corporation Shareholders, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held under street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please refer to the voting instructions provided by your broker or nominee.
Please also refer to the sections entitled “Meeting Admission Requirements” and “Security Measures” included in the “Information about Attending the Annual Meetings” section preceding the Notice of Annual Meeting for additional information.

HOW CAN I VOTE MY CARNIVAL CORPORATION SHARES WITHOUT ATTENDING THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
Whether you hold shares directly as the shareholder of record or beneficially under street name, you may direct your vote without attending the Annual Meeting of Carnival Corporation Shareholders. You may vote by granting a proxy or, for shares held under street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by voting on the Internet or by telephone by following the instructions in the notice you received in the mail. Where your shares are held under street name, in most instances you will be able to do this over the Internet or by telephone by following the instructions in the notice you received in the mail, or if you received a full printed set of proxy materials in the mail, by mail. Please refer to the voting instruction card included by your broker or nominee.

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If you received a full printed set of proxy materials in the mail, you can also vote by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct.
If you are a record holder and submit a proxy but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

CAN I CHANGE MY VOTE?
Yes. You may change your proxy instruction at any time prior to the vote at the Annual Meeting of Carnival Corporation Shareholders. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting of Carnival Corporation Shareholders and
voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR SET OF PRINTED PROXY MATERIALS, AS APPLICABLE?
It means your shares are registered differently or are in more than one account. Please follow the instructions in each notice to ensure all of your shares are voted.

HOW DO I REQUEST ADDITIONAL COPIES OF THE PROXY MATERIALS?
You may have received only one Notice of Internet Availability of Proxy Materials or set of printed proxy materials, even though there are two or more shareholders at the same address.
Broadridge Financial Solutions, Inc., the entity we retained to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to Carnival Corporation’s registered owners and the entity retained by the brokerage community to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to Carnival Corporation’s beneficial owners, have been instructed to deliver only one notice or set of printed proxy materials to multiple security holders sharing an address unless we have received contrary instructions from you or one of the other shareholders. We will promptly deliver a separate copy of the notice or set of printed proxy materials for this year’s Annual Meeting of Carnival Corporation Shareholders or for any future meetings to any shareholder upon written or oral request. To make such request, please contact Broadridge Financial Solutions at:
866-540-7095
Broadridge Financial Solutions Attention: Householding Department 51 Mercedes Way Edgewood, New York 11717
Similarly, you may contact us through any of these methods if you receive multiple notices or sets of printed proxy materials and would prefer to receive a single copy in the future.

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WHO CAN ATTEND THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
All Carnival Corporation shareholders of record as of February 17, 2026, or their duly appointed proxies, may attend and vote at the Annual Meeting of Carnival Corporation Shareholders. Please note that each shareholder or their duly appointed proxies will be required to comply with the “Meeting Admission Requirements” and “Security Measures” included in the “Information about Attending the Annual Meetings” section preceding the Carnival Corporation Notice of Annual Meeting. Each shareholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.
In addition, if you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 16, 2026, together with proof of identification. Cameras, audio and video recording devices and other electronic devices will not be permitted at the meeting.

WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED AT THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
Carnival Corporation has only one class of common stock outstanding. Each share of Carnival Corporation common stock outstanding as of the close of business on February 17, 2026, the record date, is entitled to one vote at the Annual Meeting of Shareholders. As of January 13, 2026, Carnival
Corporation had 1,236,706,612 shares of common stock issued and outstanding. The trust shares of beneficial interest in the P&O Princess Special Voting Trust that are paired with your shares of common stock do not give you separate voting rights.

HOW ARE VOTES COUNTED?
You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the proposals. If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for the purposes of determining if a quorum is present for joint electorate actions. If you submit a proxy with no further instructions, your shares will be voted in accordance with the recommendations of the Boards of Directors.

WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
Other than the proposals described in this Proxy Statement, Carnival Corporation does not expect any matters to be presented for a vote at the 2026 Annual Meeting of Carnival Corporation Shareholders. If you grant a proxy, the persons named as proxy holders, our Chair and Secretary of the 2026 Annual Meeting of Carnival Corporation Shareholders, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Boards of Directors.

WHO WILL COUNT THE VOTE?
Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of elections.
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Questions Specific to Shareholders of Carnival plc
WHO IS ENTITLED TO ATTEND AND VOTE AT THE CARNIVAL PLC ANNUAL GENERAL MEETING?
If you are a Carnival plc shareholder registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 15, 2026, you will be entitled to attend in person and vote at the Annual General Meeting in respect of the number of Carnival plc ordinary shares registered in your name at that time.
You may also appoint a proxy to attend, speak and vote instead of you. If you are a corporation, you may appoint a corporate representative to represent you and vote your shareholding in Carnival plc at the
Annual General Meeting. For further details regarding appointing a proxy or corporate representative, please see below.
Please note that each shareholder or their duly appointed proxies and corporate representatives will be required to comply with the “Meeting Admission Requirements” and “Security Measures” in the “Information about Attending the Annual Meetings” section preceding the Carnival plc Notice of Annual General Meeting.

WILL I BE ASKED TO VOTE AT THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
No. Your vote at the Annual General Meeting of Carnival plc Shareholders, for the purposes of determining the outcome of combined voting, will automatically be reflected as appropriate at the parallel Annual Meeting of Carnival Corporation Shareholders through the mechanism of a special voting share issued by Carnival Corporation.

HOW DO I VOTE MY CARNIVAL PLC SHARES WITHOUT ATTENDING THE ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS?
You may vote your Carnival plc shares at the Annual General Meeting of Carnival plc Shareholders by completing and signing the enclosed form of proxy in accordance with the instructions set out on the form and returning it as soon as possible, but in any event so as to be received by Carnival plc’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing BN99 6DA, by not later than 2:00 p.m. (BST) on April 15, 2026. Alternatively, a proxy vote may be submitted via the internet in accordance with the instructions set out in the proxy form. If you are a member of CREST, it is also possible to appoint a proxy via the CREST system (please see the Carnival plc Notice of Annual General Meeting for further details). If you are an institutional investor, you may also be able to appoint a proxy electronically via the Proxymity platform. Please see the Carnival plc Notice of Annual General Meeting for further details. Voting by proxy does not preclude you from attending the
Annual General Meeting and voting in person should you wish to do so. If you are a corporation, you can vote your Carnival plc shares at the Annual General Meeting by appointing one or more corporate representatives. You are strongly encouraged to pre-register your corporate representative to make registration on the day of the Annual General Meeting more efficient. In order to pre-register you would need to email your Letter of Representation to Carnival plc’s registrars, Equiniti Limited, at proxyvotes@equiniti.com.
Corporate representatives themselves are urged to arrive at least two hours before commencement of the Annual General Meeting to assist Carnival plc’s registrars with the appropriate registration formalities. Whether or not you intend to appoint a corporate representative, you are strongly encouraged to return the enclosed form of proxy to Carnival plc’s registrars.

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CAN I CHANGE MY VOTE GIVEN BY PROXY OR BY MY CORPORATE REPRESENTATIVE?
Yes. You may change your proxy vote by either:
•
completing, signing and dating a new form of proxy in accordance with its instructions and returning it to Carnival plc’s registrars by no later than 2:00 p.m. (BST) on April 15, 2026; or

•
attending and voting in person at the Annual General Meeting.

If you do not attend and vote in person at the Annual General Meeting and wish to revoke the appointment of your proxy or corporate representative, you must do so by delivering a notice of such revocation to Carnival plc’s registrars at least three hours before the start of the Annual General Meeting.

WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED AT THE CARNIVAL PLC ANNUAL GENERAL MEETING?
Carnival plc has only one class of ordinary shares in issue. Each Carnival plc ordinary share in issue as of the close of business on April 15, 2026 is entitled to one vote at the Annual General Meeting. As of January 13, 2026, Carnival plc had 217,413,915 ordinary shares in issue. However, the 42,876,272 Carnival plc ordinary shares held by Carnival
Corporation have no voting rights (in accordance with the Articles of Association of Carnival plc). As of January 13, 2026, 28,927,231 Carnival plc ordinary shares are held in treasury. As a result, as of January 13, 2026, the total voting rights in Carnival plc were 145,610,412 ordinary shares.

HOW ARE VOTES COUNTED?
You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the resolutions. If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for the purposes of determining if a quorum is present for joint electorate actions.

108 | CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT

Non-GAAP Financial Measures—Reconciliation to GAAP
In the “Compensation Discussion & Analysis” section of this Proxy Statement, we have provided certain non-GAAP financial information to aid shareholders in better understanding our 2025 executive compensation programs. We reported Normalized Adjusted EBITDA, Normalized Adjusted Operating Income and Adjusted ROIC for the year ended November 30, 2025, as well as Normalized Adjusted EBITDA growth from the year ended November 30, 2023 to the year ended November 30, 2025.
Reconciliation to GAAP is provided below:
(in millions)	Twelve Months Ended November 30, 2025	Twelve Months Ended November 30, 2023
Net income (loss)	$2,760	$(74)
(Gains) losses on ship sales and impairments	(110)	(88)
Debt extinguishment and modification costs	409	111
Restructuring expense(s)	13	19
Other	7	33
Adjusted net income	$3,079	$1
Interest expense, net of capitalized interest	1,349	2,066
Interest income	(51)	(233)
Income tax benefit (expense), net	14	28
Depreciation and amortization expense	2,790	2,370
Adjusted EBITDA	$7,182	$4,231
Fuel price impact, emission allowance price impact (2025 only), foreign exchange impact	(145)	1
Non-Newbuild capital expenditures excluding port investments (2023 only)		1,293
Normalized Adjusted EBITDA	$7,037	$2,938
(in millions)	Twelve Months Ended November 30, 2025
Operating Income	$4,483
(Gains) losses on ship sales and impairments	(110)
Restructuring expense	13
Other	10
Adjusted Operating Income	$4,396
Fuel price impact, emission allowances price impact, foreign exchange impact	(96)
Normalized Adjusted Operating Income	$4,300
Adjusted ROIC is twelve-month adjusted net income before interest expense and interest income divided by the monthly average of debt plus equity minus construction-in-progress, excess cash, goodwill and intangibles.
CARNIVAL CORPORATION & PLC 2026 PROXY STATEMENT | 109

Annex A―Carnival plc Directors’ Report
Carnival plc and Carnival Corporation are separate legal entities (together referred to as “Carnival Corporation & plc”) and each company has its own Board of Directors and Committees of the Board. However, as is required by the agreements governing the dual listed company (“DLC”) arrangement, there is a single executive management team and the Boards of Directors and members of the Committees of the Boards are identical. This Directors’ Report has been prepared and presented in accordance with and in reliance upon UK company law and, accordingly, the liabilities of the Directors in connection with this Directors’ Report shall be subject to the limitations and restrictions provided by such law.
In accordance with Section 414C(11) of the UK Companies Act 2006 (“Companies Act”), we elected to include certain information that would otherwise be disclosed in this Directors’ Report in the Carnival plc Strategic Report (the “Strategic Report”) or the Carnival plc financial statements that accompany the Strategic Report, as detailed below:
Disclosure	Cross-Reference
Financial instruments (financial risk management)	Note 24 to the Carnival plc group financial statements
Likely future developments	Carnival plc Strategic Report: 1.A.I Summary, 1.A.II Purpose & Mission, Core Values and Priorities and 1.C. Our Global Cruise Business
Important events since year-end	Carnival plc Strategic Report: 1.A.I Summary; Notes 1 and 5 to the Carnival plc group financial statements
Disclosure	Cross-Reference
Engagement with suppliers, customers and others	Carnival plc Strategic Report: 1.A.II. Purpose & Mission, Vision, Values and Priorities; 1.C.II. Ships Under Contract for Construction; 1.C.VII. Cruise Pricing and Payment Terms; 1.C.IX. Onboard and Other Revenues; 1.C.IV. Port Destinations and Exclusive Islands; 1.C.XI. Sales Channels; 1.C.XII. Suppliers; 1.C.XIII. Human Capital Management and Employees; 1.C.XVIII. Governmental and Other Regulations; and 7. Section 172(1) Statement
Greenhouse Gas Emissions, Energy Consumption and Energy Efficiency	Carnival plc Strategic Report: 1.C.XIX. Sustainability and Environmental Impact
This Directors’ Report and the Strategic Report constitute Carnival plc’s Management Report for the year ended November 30, 2025, in accordance with the Disclosure Guidance and Transparency Rule 4.1.8R.
In accordance with the UK Financial Conduct Authority’s UK Listing Rules, the information required to be disclosed under UK Listing Rule (“UKLR”) 6.6.1R, to the extent applicable to Carnival plc, can be found at the references set out in the following table:
Required Information	Cross-Reference
Interest capitalized by the Carnival plc group	Note 10 to Carnival plc group financial statements
Details of long-term incentive schedules	Carnival plc Directors’ Remuneration Report: “Long-Term Incentive Compensation.”
UKLR 6.2.23 disclosure	“Profit Forecasts”
Other disclosure requirements in UKLR 6.6.1R are not applicable to Carnival Corporation & plc.

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Annex A―Carnival plc Directors’ Report
Dividends
Dividends
No dividends have been paid in fiscal 2024 or 2025. On December 19, 2025, the Boards of Directors of Carnival Corporation & plc approved a quarterly dividend to holders of Carnival Corporation common stock and Carnival plc ordinary shares of $0.15 per share, to be paid on February 27, 2026.
Share Capital and Control
Changes in the share capital of Carnival plc during fiscal 2025 are given in Note 19 to the Carnival plc group financial statements.
The share capital of Carnival plc at January 13, 2026 is constituted by two allotted and issued subscriber shares of £1 each, 50,000 allotted and issued redeemable preference shares of £1 each, one allotted and issued special voting share of £1, one unissued equalization share of £1 and 217,413,915 allotted and issued ordinary shares of $1.66 each. The subscriber shares carry no voting rights and no right to receive any dividend or any amount paid on a return of capital. The equalization share carries no voting rights. The redeemable preference shares carry no voting rights but are entitled to payment of a cumulative preferential fixed dividend of eight per cent per annum on the amount paid up on each such share that is in issue. On a return of capital on a winding up or otherwise, the redeemable preference shares rank behind the ordinary shares but ahead of any other class of shares and are entitled to receive payment of the amount paid up or credited as paid up on each such share. Redeemable preference shares which are fully paid may be redeemed at any time at the election of the holder or of Carnival plc, in which case the amount payable on redemption is the amount credited as paid up on each share which is redeemed, together with all arrears and accruals of the preferential dividend.
Details of restricted stock units granted to employees are given in Note 21 to the Carnival plc group financial statements.
The Articles of Association of Carnival plc contain provisions which, in certain circumstances, would have the effect of preventing a shareholder (or a group of shareholders acting in concert) from holding or exercising the voting rights attributable to shares in
Carnival plc which are acquired by them. These provisions would have effect if a shareholder (or a group of shareholders acting in concert) were to acquire ordinary shares in Carnival plc with the result that the total voting rights exercisable by that shareholder or group of shareholders on matters put to a vote as joint electorate actions under the DLC arrangement would exceed 30 percent of the total voting rights exercisable in respect of any joint electorate action. They would also have effect if a shareholder (or group of shareholders acting in concert) already holding between 30 percent and 50 percent of the total voting rights exercisable in respect of any joint electorate action were to acquire shares in Carnival plc and thereby increase the percentage of voting rights so held. In each such case, the percentage of voting rights held is determined after taking into account voting rights attributable to shares of Carnival Corporation common stock held by such shareholder (or group of shareholders) and also taking into account the effect of the equalization ratio which gives effect to common voting by the shareholders of Carnival plc and Carnival Corporation on joint electorate actions under the DLC arrangement.
Under the relevant provisions of the Articles of Association of Carnival plc (articles 277 to 287) shares which are acquired by a person and which trigger the thresholds referred to in the foregoing paragraph may be sold at the direction of the Board, and the proceeds remitted to the acquiring shareholder, net of any costs incurred by Carnival plc. Pending such sale any dividends paid in respect of such shares would be paid to a charitable trust, and the trustee of such trust would be entitled to exercise the voting rights attaching to the shares. The restrictions summarized in the preceding paragraphs would not apply in the case of an acquisition of shares that is made in conjunction with a takeover offer for Carnival plc, which is announced in accordance with the City Code on Takeovers and Mergers, for so long as that offer has not lapsed or been withdrawn. However, if such a takeover offer is not made, or lapses or is withdrawn, the restrictions will apply in respect of any acquired shares.

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Annex A―Carnival plc Directors’ Report
SHARE CAPITAL AND CONTROL
The foregoing is a summary only of the relevant provisions of the Articles of Association of Carnival plc, and for a complete understanding of their effect, shareholders are recommended to refer to the Articles of Association themselves. A copy of the Articles of Association of Carnival plc is available on Carnival plc’s website at www.carnivalplc.com or upon request from the Company Secretary, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States.
There are 10 significant agreements to which Carnival plc is a party, which may be altered or terminated in the event of a change of control as follows:
•
Under the Revolving Credit Agreement dated June 13, 2025, by and among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, which provides for a $4.5 billion revolving credit facility, a change of control of each of Carnival Corporation and Carnival plc (other than certain changes, including those which result in control of either company being vested in the other, in any direct or indirect intermediate holding company whose only material asset is the capital stock of Carnival Corp and/or Carnival plc, or in certain members of the Arison family or trusts related to them) would constitute an event of default. Upon an event of default, the administrative agent may (and at the direction of Required Lenders, must) terminate the commitments and accelerate any outstanding loans.

•
Under:

(i)
the Indenture dated as of July 26, 2021, among Carnival Corporation, as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank National Association, as trustee, principal paying agent, transfer agent, registrar and security agent, relating to the 4.000% First-Priority Senior Secured Notes due 2028 in the aggregate principal amount of $2.4 billion;

(ii)
the Indenture dated as of August 8, 2023, among Carnival Corporation, as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent, registrar and security agent, relating to the 7.000% First-Priority Senior Secured Notes due 2029 in an aggregate principal amount of $500 million;
(iii)
the Indenture dated as of April 25, 2024, among Carnival Corporation, as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, relating to the 5.750% Senior Unsecured Notes due 2030 in an aggregate principal amount of €500 million,

(iv)
the Indenture dated as of February 7, 2025, among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, relating to the 6.125% Senior Unsecured Notes due 2033 in an aggregate principal amount of $2.0 billion;

(v)
the Indenture dated as of February 28, 2025, among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, relating to the 5.750% Senior Unsecured Notes due 2030 in an aggregate principal amount of $1 billion;

(vi)
the Indenture dated as of May 21, 2025, among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, relating to the 5.875% Senior Unsecured Notes due 2031 in an aggregate principal amount of $1 billion;

(vii)
the Indenture dated as of July 7, 2025, among Carnival plc as issuer, Carnival Corporation, the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, relating to the 4.125% Senior Unsecured Notes due 2031 in an aggregate principal amount of €1 billion;

(viii)
the Indenture dated as of July 16, 2025, among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, relating to the 5.750% Senior Unsecured Notes due 2032 in an aggregate principal amount of $3 billion; and

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Annex A―Carnival plc Directors’ Report
Articles of Association
(ix)
the Indenture dated as of October 15, 2025, among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, relating to the 5.125% Senior Unsecured Notes due 2029 in an aggregate principal amount of $1.25 billion,

Carnival Corporation or Carnival plc, as applicable, may be required to make an offer to repurchase the notes issued under the relevant indenture at a price equal to 101% of the principal amount of the notes plus accrued and unpaid interest upon the occurrence of certain change of control triggering events that are accompanied by a specified ratings downgrade with respect to the notes issued under the relevant indenture.

Articles of Association
The Articles of Association of Carnival plc may be amended by the passing of a special resolution of the shareholders. In common with many other corporate actions that might be undertaken by Carnival plc, such a resolution would be proposed as a joint electorate action on which the shareholders of Carnival plc and of Carnival Corporation effectively vote as a single unified body, as contemplated by the DLC arrangement.

Purchase of Own Shares
There were no purchases of Carnival plc shares by Carnival Corporation or Carnival plc during fiscal 2025. As of January 13, 2026, the latest practicable date prior to the publication of this document, and taking into account purchases by Carnival Corporation of Carnival plc’s shares in prior years, Carnival Corporation holds 42,876,272 Carnival plc ordinary shares with a nominal value of $71,174,612, representing 29.4% of issued share capital of Carnival plc (which does not include the disenfranchised shares held by Carnival Corporation or any shares held in treasury). Carnival plc shares held by Carnival Corporation do not have any voting rights (in accordance with the Articles of Association of Carnival plc).
Shareholder approval is not required to buy back shares of Carnival Corporation, but is required under the Companies Act to buy back shares of Carnival plc.
Carnival plc did not renew the authority for Carnival plc to buy back its own shares at the 2025 Annual General Meeting. Carnival plc is seeking this authority at the 2026 Annual General Meeting (refer to Proposal 19 in the 2026 Proxy Statement).

Profit Forecasts
In the recent Carnival Corporation & plc Earnings Releases, we included the following guidance which represented a profit forecast for purposes of UKLR 6.2.23R.
In the fourth quarter of 2024 (“4Q 2024 Release”), we reported that we expected adjusted EBITDA of approximately $1.04 billion and adjusted net income of approximately $1 million for the first quarter of 2025. We also reported that we expected adjusted EBITDA of approximately $6.6 billion and adjusted net income of approximately $2.305 billion for the full year 2025.
In the first quarter of 2025 (“1Q 2025 Release”), we reported that we expected adjusted EBITDA of approximately $1.32 billion and adjusted net income of approximately $285 million for the second quarter of 2025. We also reported that we expected adjusted EBITDA of approximately $6.7 billion and adjusted net income of approximately $2.49 billion for the full year 2025.
In the second quarter of 2025 (“2Q 2025 Release”), we reported that we expected adjusted EBITDA of approximately $2.87 billion and adjusted net income of approximately $1.8 billion for the third quarter of 2025. We also reported that we expected adjusted

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Annex A―Carnival plc Directors’ Report
Directors
EBITDA of approximately $6.9 billion and adjusted net income of approximately $2.69 billion for the full year 2025.
In the third quarter of 2025 (“3Q 2025 Release”), we reported that we expected adjusted EBITDA of approximately $1.34 billion and adjusted net income of approximately $300 million for the fourth quarter of 2025. We also reported that we expected adjusted EBITDA of approximately $7.05 billion and adjusted net income of approximately $2.925 billion for the full year 2025.
Our actual results were in line with the guidance above, with the exception of the following:
•
The adjusted net income ($174 million) and the adjusted EBITDA ($1.205 billion) for the first quarter of 2025 were better than the guidance provided in our 4Q 2024 Release driven by both close-in strength in prices and strong onboard spending as well as the timing of expenses between quarters.

•
The adjusted net income ($470 million) and the adjusted EBITDA ($1.508 billion) for the second quarter of 2025 outperformed the guidance provided in our 1Q 2025 Release driven by higher ticket prices, higher onboard spending, and the timing of expenses between quarters.

•
The adjusted net income for the third quarter of 2025 ($1.982 billion) outperformed the guidance provided in our 2Q 2025 Release driven by strong close-in demand and effective cost management.

•
The adjusted net income ($454 million) and adjusted EBITDA ($1.477 billion) for the fourth quarter of 2025 outperformed the guidance provided in our 3Q 2025 Release driven by strong close-in demand and effective cost management.

•
The adjusted net income for the full year of 2025 ($3.07 billion) was higher than the guidance provided in our 4Q 2024 Release, 1Q 2025 Release and 2Q 2025 Release driven by strong close-in demand and effective cost management.

Directors
The names of all persons who served as Directors of Carnival Corporation and Carnival plc during fiscal 2025 are as follows: Micky Arison, Sir Jonathon Band, Jason Glen Cahilly, Nelda J. Connors, Helen Deeble, Jeffrey J. Gearhart, Katie Lahey, Sara Mathew (stepped down in April 2025), Stuart Subotnick, Laura Weil, Josh Weinstein, and Randall Weisenburger. Biographical notes about each of the Directors nominated for re-election are contained in the Proxy Statement.
Details of the Directors’ membership on Board Committees are set out in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement.
Upon becoming a member of the Board of Directors of Carnival plc, each new Director participates in an induction process, which includes:
•
a meeting with all of the current Directors;

•
provision of an induction pack;

•
site visits; and

•
meetings with senior and operational management teams.

The Directors update their skills, knowledge and familiarity with Carnival plc by meeting with senior management, visiting regional and divisional operating offices and receiving updates and training coordinated by management.
The appointment and replacement of Directors of Carnival plc is governed by the provisions of the Articles of Association of Carnival plc and also by the provisions of the Equalization and Governance Agreement entered into on April 17, 2003 on the establishment of the DLC arrangement. The Articles of Association and the Equalization and Governance Agreement require that the Boards of Directors of Carnival plc and Carnival Corporation be comprised of exactly the same individuals. Please refer to “Nominations of Directors” and “How are Directors of Each Company Elected or Re-Elected?” sections of the Proxy Statement and the “Board Composition” section of the Carnival plc Corporate Governance Report for additional information on our rules regarding Director appointment and replacement.
The business of Carnival plc is managed by the Board of Directors, which may exercise all the powers of Carnival plc, including, without limitation, the power to:

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Annex A―Carnival plc Directors’ Report
Substantial Shareholdings
•
dispose of all or any part of our assets;

•
borrow money;

•
mortgage or pledge any of its assets;

•
purchase Carnival plc’s shares; and

•
issue debentures, shares or other securities.

Details of the Directors’ remuneration and their interests in the shares of Carnival Corporation and Carnival plc are set out in Part II of the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement.

Substantial Shareholdings
As of November 30, 2025, Carnival plc has been notified of material interests of three percent or more in Carnival plc’s total voting rights as follows:
Shareholder	Number of Voting Rights (#)	Percentage of Voting Rights (%)
Aristeia Capital, L.L.C.(1)	6,866,080	4.72
Barclays PLC(2)	8,537,898	5.86
BlackRock, Inc.	6,871,539	4.72
Norges Bank (The Central Bank of Norway)	13,742,702	9.44

(1)
Affiliates of Aristeia Capital, L.L.C. have an interest in these shares.

(2)
Affiliates of Barclays PLC have an interest in these shares.

Carnival plc has not been notified of any changes in the number of voting rights held between December 1,
2025 and January 13, 2026, the latest practicable date, except that Barclays PLC notified Carnival plc on January 9, 2026 that its total number of voting rights in Carnival plc changed to 7,534,528.
Carnival Corporation is the holder of 42,876,272 Carnival plc ordinary shares as of November 30, 2025. These shares carry no voting rights or rights on liquidation unless Carnival Corporation owns over 90 percent of all the Carnival plc ordinary shares. Accordingly, the details of voting rights given in the preceding table take account of the absence of voting rights carried by these shares.
Except for the above, no person has disclosed relevant information to Carnival plc pursuant to Chapter 5 of the Disclosure Guidance and Transparency Rules.

Corporate Governance and Directors’ Remuneration
A report on corporate governance and compliance with the UK Corporate Governance Code is contained in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement. Part I of the Carnival plc Directors’ Remuneration Report is included in the Proxy Statement and Part II of the Carnival plc Directors’ Remuneration Report is attached as Annex B to the Proxy Statement.

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Annex A―Carnival plc Directors’ Report
CORPORATE AND SOCIAL RESPONSIBILITY
Corporate and Social Responsibility
HEALTH, ENVIRONMENTAL, SAFETY, SECURITY AND SUSTAINABILITY CORPORATE POLICY

At Carnival Corporation & plc, our purpose & mission is to deliver unforgettable happiness to our guests by providing extraordinary cruise vacations, while honoring the integrity of every ocean we sail, place we visit and life we touch. We strive to be a company that people want to work for and to be an exemplary global corporate citizen.
Our commitment and actions to keep our guests and crew members safe and comfortable, protect the environment, develop and provide opportunities for our workforce, strengthen stakeholder relations and enhance both the communities where we work as well as the port communities that our ships visit, are reflective of our brands’ core values and vital to our success as a business enterprise.
The Boards of Directors of Carnival Corporation & plc established Board-level Health, Environmental, Safety & Security (“HESS”) Committees comprised of six independent Directors. The principal function of the HESS Committees is described in our Corporate Governance Report under “Committees of the Boards.”
In addition, Carnival Corporation & plc’s Health, Environmental, Safety, Security and Sustainability Corporate Policy describes our commitments to:
•
Complying with or exceeding all legal and statutory requirements related to HESS and sustainability throughout our business activities;

•
Protecting the environment, including the marine ecosystems in which our vessels sail and the communities in which we operate, striving to use resources sustainably and preserve biodiversity;

•
Protecting the health, safety and security of our guests, employees and all others working on our behalf, promoting well-being and always striving to be free of injuries, illness, and loss;

•
Reducing our greenhouse gas and other airborne emissions with an aspiration to achieve net zero greenhouse gas emissions;

•
Supporting sustainable tourism practices by respecting the culture, history, natural resources, and people of the communities we visit;

•
Supporting a circular economy by engaging employees and working with our supply chain to source responsibly, reduce packaging, reuse materials, increase recycling and reduce waste; and

•
Recruiting, growing, and maintaining a diverse and inclusive workforce that promotes equity and fosters belonging.

The Health, Environmental, Safety, Security and Sustainability Corporate Policy is published on the Carnival Corporation & plc website at www.carnivalcorp.com and www.carnivalplc.com.
The Boards recognize that Carnival Corporation & plc needs to ensure that there is a consistent standard of operation throughout their fleet in keeping with their leading position in the cruise industry. In this regard, the Carnival Corporation & plc Maritime Operations Department is headed by a Chief Maritime Officer, with a full-time professional and administrative staff, and is responsible for providing a common, integrated approach to management of HESS matters and for reporting to the HESS Committees on such matters. The Chief Maritime Officer reports to our CEO and to our Chair of the HESS Committees.
The Boards of Directors of Carnival Corporation & plc have also established Board-level Compliance Committees comprised of five independent Directors. The principal function of the Compliance Committees is to assist with the Boards’ oversight of our ethics and compliance activities, as further described in our Corporate Governance Report under “Committees of the Boards.”
Carnival Corporation & plc recognizes our responsibility to provide industry leadership and to conduct our business as a responsible global citizen.
Our corporate leadership is manifested in our Code of Business Conduct and Ethics, which requires that every employee and member of the Boards use sound judgment, maintain high ethical standards and

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Annex A―Carnival plc Directors’ Report
CORPORATE AND SOCIAL RESPONSIBILITY
demonstrate honesty in all business dealings. As a responsible global citizen, Carnival Corporation & plc is committed to achieving and maintaining the highest standards of professional and ethical conduct.
Risk Advisory & Assurance Services (“RAAS”) is Carnival Corporation & plc’s internal audit department and is headed by the Chief Audit Officer, who reports directly to our Chair of the Audit Committees. Our Chief Audit Officer also has a “dotted” reporting line to the Chief Risk and Compliance Officer. RAAS conducts annual HESS audits of each brand’s head office and of each ship in our fleet. These audits are in addition to the audits performed by third-party certification and regulatory auditors. Each RAAS HESS audit is organized and planned to:
•
verify compliance with applicable rules, corporate standards, brand policies and procedures, regulations, codes and guidance directly involved in the safe conduct of ship operations;

•
verify the effectiveness of the shipboard and shore-side HESS management systems; and

•
identify opportunities for continuous improvement.

Further details of matters related to health, environmental, safety, security and sustainability reporting and community relations at Carnival Corporation & plc are available in our Strategic Report and in the “Sustainability” section of the Carnival Corporation & plc website at www.carnivalcorp.com and www.carnivalplc.com.

EMPLOYEES

Carnival Corporation & plc own and operate a portfolio of brands in North America and Europe comprised of eight cruise lines. During 2025, the P&O Cruises (Australia) brand was sunsetted and its Australia operations were folded into Carnival Cruise Line.
AIDA CRUISES	CUNARD	P&O CRUISES (UK)
CARNIVAL CRUISE LINE	HOLLAND AMERICA LINE	SEABOURN
COSTA CRUISES	PRINCESS CRUISES
Our corporate office and individual brands employ a variety of methods, such as intranet sites, management briefings, newsletters and reward programs to encourage employee involvement and to keep employees informed of the performance, development and progress of Carnival Corporation & plc.

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Annex A―Carnival plc Directors’ Report
Political Contributions
EMPLOYEE WELLNESS
We continue to bring together many cultures, backgrounds, beliefs and points of view and treat every person with dignity, courtesy and respect. We are expanding our efforts to include global wellness standards for employees.

We believe that creating an environment where employee wellbeing is valued and supported to foster optimal health and wellness of our employees are not only important topics in corporations and boardrooms world-wide, but they are actions which are critically important to sustaining the success of our business. We strive to achieve greater performance and satisfaction through wellness standards focused on the financial, benefits, safety, psychological, social and physical needs of our employees. In addition, we believe a focus on wellness will lead to greater employee satisfaction, reduced turnover and identification as an employer of choice.

Senior employees within Carnival Corporation & plc are eligible to participate in either the Carnival plc 2024 Employee Share Plan or the Carnival Corporation 2020 Stock Plan. These plans reinforce the philosophy of encouraging senior employees to contribute directly to the achievement of Carnival Corporation & plc’s goals and of rewarding individual and collective success.
It is the policy of Carnival Corporation & plc that disabled persons should receive full and fair consideration for all job vacancies and promotions for which they are qualified applicants. It is the policy of Carnival Corporation & plc to seek to retain employees who become disabled while in their service whenever possible and to provide appropriate training and accommodations for disabled persons. Training and career development are provided and encouraged for all employees, including disabled persons.
Required information on the gender composition of senior management and their direct reports is included in the Strategic Report in section 1.C.XIII. Human Capital Management and Employees.

Political Contributions
Carnival plc did not make any political contributions to any political organization during the year ended November 30, 2025 (2024—nil). Carnival plc’s subsidiaries made political contributions to organizations outside the UK during the year ended November 30, 2025 of approximately $0.20 million (2024—$0.29 million).

Corporate Governance Statement
The corporate governance statement, prepared in accordance with rule 7.2 of the FCA’s Disclosure Guidance and Transparency Rules, can be found in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement. The Carnival plc Corporate Governance Report forms part of this Carnival plc Directors’ Report and is incorporated into it by this reference.

Independent Auditor
Deloitte LLP, the independent auditor of Carnival plc, has indicated its willingness to continue in office and a resolution that Deloitte LLP be appointed as the independent auditor of Carnival plc for the fiscal 2026 audit will be proposed at the 2026 Annual General Meeting.

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Annex A―Carnival plc Directors’ Report
Statement of Directors’ Responsibilities
Statement of Directors’ Responsibilities
The Directors are responsible for preparing the Carnival plc Annual Report in accordance with applicable law and regulations for each financial year.
Under company law, the Directors have prepared the group financial statements in accordance with UK-adopted international accounting standards and the parent company financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards, comprising the FRS 101 “Reduced Disclosure Framework” and applicable law).
Company law requires the Directors to prepare financial statements for each financial year. Under that law, the Directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of Carnival plc and the Carnival plc group and of the profit or loss of the Carnival plc group for that period.
In preparing the financial statements, the Directors are required to:
•
select suitable accounting policies and then apply them consistently;

•
make judgments and estimates that are reasonable and prudent;

•
state whether applicable UK-adopted international accounting standards have been followed for the group financial statements and United Kingdom Accounting Standards, comprising FRS 101 and applicable law have been followed for the parent company financial statements; and

•
prepare the group and parent company financial statements on the going concern basis unless it is inappropriate to presume that the group and company will continue in business.

The Directors are responsible for keeping adequate accounting records that are sufficient to show and explain Carnival plc’s and Carnival plc group’s transactions and disclose with reasonable accuracy at any time the financial position of Carnival plc and the Carnival plc group and to enable them to ensure that the Carnival plc Annual Report complies with the Companies Act.
The Directors are also responsible for safeguarding the assets of Carnival plc and the Carnival plc group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.
The Directors are responsible for the maintenance and integrity of the corporate and financial information included on its website. Legislation in the UK governing the preparation and dissemination of financial statements may differ from legislation in other jurisdictions.
Each of the Directors, whose names and functions are listed in the Proxy Statement, confirms that, to the best of his or her knowledge:
(a)
the Carnival plc group financial statements, which have been prepared in accordance with UK-adopted international accounting standards, give a true and fair view of the assets, liabilities, financial position and profit or loss of the Carnival plc group;

(b)
the Carnival plc parent company financial statements, which have been prepared in accordance with United Kingdom Accounting Standards, comprising FRS 101 and applicable law, give a true and fair view of the assets, liabilities, financial position and profit or loss of Carnival plc;

(c)
the Directors’ Report attached as Annex A to the Proxy Statement and the Strategic Report include a fair review of the development and performance of the business and the position of the Carnival plc group and Carnival plc, together with a description of the principal risks and uncertainties that they face; and

(d)
the Carnival plc Annual Report taken as a whole, is fair, balanced and understandable and provides the information necessary for the shareholders of Carnival plc to assess the position and performance, business model and strategy of the Carnival plc group and Carnival plc.

As part of the process to reach the conclusion in (d) above as well as the overall annual report review process, the Audit Committees received and reviewed

A-10 | Carnival plc Directors' Report

Annex A―Carnival plc Directors’ Report
Statement of Directors’ Responsibilities
drafts of the components of the annual report and provided feedback at a meeting with management to discuss the disclosures in advance of our fiscal year end. Feedback received was appropriately addressed ahead of the January meeting of the Audit Committees where the updated draft Annual Report was reviewed and the January meeting of the Boards where the final Annual Report was reviewed and approved.
In the case of each Director in office at the date the Directors’ Report is approved:
•
so far as the Director is aware, there is no relevant audit information of which the Carnival plc group’s and Carnival plc’s auditor is unaware; and

•
they have taken all the steps that they ought to have taken as a Director in order to make themselves aware of any relevant audit information and to establish that Carnival plc group’s and Carnival plc’s auditor is aware of that information.

This confirmation is given and should be interpreted in accordance with the provisions of section 418 of the Companies Act 2006.

This Directors’ Report was approved by the Board of Directors and is signed by order of the Board of Directors by

DOREEN S. FURNARI Company Secretary January 27, 2026
Carnival plc
Incorporated and registered in England and Wales under number 4039524
Carnival plc Directors' Report | A-11

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
Certain information required to be included in the Carnival plc Directors’ Remuneration Report is set forth in Part I (which is also known as the Compensation Discussion and Analysis) and in the “Non-Executive Director Compensation” and “Compensation Tables” sections of the 2025 Notice of Annual Meetings and Proxy Statement to which this Report is annexed (the “Proxy Statement”). The Compensation Discussion and Analysis and the relevant parts of the Proxy Statement should be read in conjunction with this Part II.
Parts I and II of the Carnival plc Directors’ Remuneration Report form part of the Carnival plc Annual Report for the year ended November 30, 2025. Carnival plc and Carnival Corporation are separate legal entities (together referred to as “Carnival Corporation & plc”) and each company has its own Board of Directors and Compensation Committee. However, as required by the agreements governing the dual listed company (“DLC”) arrangement, there is a single management team and the Boards of Directors and members of the Committees of the Boards are identical. Accordingly, consistent with prior years, we have included remuneration paid by Carnival Corporation and Carnival plc in the Carnival plc Directors’ Remuneration Report. The Directors are primarily paid by Carnival Corporation as part of the DLC arrangement.
Both Parts I and II of the Carnival plc Directors’ Remuneration Report are in compliance with Schedule 8 of the LMCG Regulations and the UK Corporate Governance Code, the UK Companies Act 2006 (“Companies Act”) and the UK Listing Rules of the FCA. In particular, our executive compensation program takes into account the principles outlined in Provision 40 of the UK Corporate Governance Code, as set forth in Part I and Part II of the Carnival plc Directors’ Remuneration Report.
The Carnival plc Directors’ Remuneration Report is subject to an advisory (non-binding) vote at the 2026 Annual General Meeting. Section 2 of this Part II is the Implementation Section, which contains the disclosures in respect of the actual pay outcomes for fiscal 2025 and the anticipated outcomes for fiscal 2026 when implementing the Directors’ Remuneration Policy approved in April 2025.

1.
Statement by Randall Weisenburger, Chair of the Compensation Committees

The major decisions on Directors’ remuneration and the changes to Directors’ remuneration during the year (and the context for these decisions and changes) are summarized in the “Executive Summary” section in Part I of the Carnival plc Directors’ Remuneration Report as well as my other letter as Chair of the Compensation Committees set out in Part I of the Carnival plc Directors’ Remuneration Report.
Our pay practices are consistent with best and established market practice provisions in the U.S. where, for example, it is not common to defer the release of long-term incentive grants following their vesting or to require executives to maintain a shareholding following their departure from the group. The Compensation Committees have considered the potential implications of adopting such developments in UK practice since the last policy review and concluded that it would both unnecessarily place Carnival Corporation & plc at a competitive disadvantage to other large U.S. headquartered companies and that the corresponding increase in the overall quantum of pay required to offset the diminution in the packages arising from such provisions would not be in the interests of shareholders. The Compensation Committees will keep such matters and whether they become more prevalent in the U.S. under review.
The performance results for fiscal 2025 short and long-term incentives are detailed in Part I. The Compensation Committees considered the outcome under the terms of the various variable pay arrangements and approved the results without application of discretion as described in “2025 MIP Annual Cash Bonus Performance Results”.

Carnival plc Directors' Remuneration Report | B-1

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
The Directors’ Remuneration Policy sets the framework under which the Compensation Committees make pay decisions affecting our Executive and Non-Executive Directors. The Compensation Committees continue to consider the
Directors’ Remuneration Policy to be appropriate, including the overall pay levels, having regard to the Executive Directors’ positioning relative to the Peer Group set out in Part I.

2.
Implementation Section

2.1   IMPLEMENTATION OF APPROVED POLICY

The Directors’ Remuneration Policy that is currently in effect (the “2025 Policy”) was approved by the Carnival Corporation and Carnival plc shareholders at the Annual General Meeting held on April 16, 2025 with over 99% shareholder support. The 2025 Policy will be operated by Carnival plc until a new Directors’ Remuneration Policy is approved. The 2025 Policy is included within Annex B of the 2025 Notice of Annual Meetings of Shareholders and Proxy Statement, which is available on our website at www.carnivalcorp.com and www.carnivalplc.com.
The Compensation Committees have regard to the UK Corporate Governance Code and are satisfied that the 2025 Policy supports the long-term success of Carnival Corporation & plc and includes due regard to corporate and social responsibility issues and to managing risk within the group.
During the year, the following actions were taken for 2025 or anticipated for fiscal 2026 when implementing the 2025 Policy (to the extent that the 2025 Policy continues to apply for all of 2026):

EXECUTIVE DIRECTORS
Compensation Element	Actions Taken
BASE SALARY	Annual Salaries (not audited) Annual salary levels as at December 1, 2025 were:
	• Mr. Weinstein	$1,450,000
	• Mr. Arison	$1,000,000; however, effective April 1, 2020, at Mr. Arison’s request, the Compensation Committees authorized the suspension of his salary which remains effective through fiscal 2026.

Mr. Weinstein’s salary for fiscal 2025 was increased to $1,450,000 (effective March 1, 2025), in keeping with our philosophy to provide competitive pay that aligns with broader market benchmarking.
Mr. Weinstein’s 2026 base salary was increased to $1,500,000 (effective March 1, 2026) as part of adjustments to continue to align target CEO compensation close to median Peer Group pay, in line with our compensation philosophy. When combined with the changes to annual bonus target and annual long-term incentives described below, Mr. Weinstein’s annual target compensation aligns with market median (based on Frederic W. Cook & Co., Inc.’s (“FW Cook”) review of the Peer Group data).
Details of the companies considered as comparators for the market competitive reviews described above are set out in the “Process for Making Compensation Determinations” section in Part I.
At Mr. Arison’s request, the Compensation Committees authorized the continued suspension of Mr. Arison’s salary for fiscal 2025 and fiscal 2026.

B-2 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Compensation Element	Actions Taken
ANNUAL BONUS
Fiscal 2025 Annual Bonus (audited)
The annual bonus program is referred to as the Management Incentive Plan, or MIP. The quantitative performance measures for Mr. Weinstein’s annual bonus in respect of fiscal 2025 included Normalized Adjusted Operating Income and environmental, safety, security and sustainability results. Additional details regarding the performance measures and targets for Mr. Weinstein’s annual bonus are included in the “Annual Bonuses” section in Part I under “2025 MIP Performance Metrics and Targets” and “2025 MIP Annual Cash Bonus Performance Results.”
Mr. Arison does not participate in our performance-based annual bonus program.
Annual bonus for Executive Directors who served in fiscal 2025 were as follows:

	• Mr. Weinstein	$5,420,100
	• Mr. Arison	Nil

Fiscal 2026 Annual Bonus―Performance measures and targets (not audited)
We will continue using a quantitative performance-based incentive program in 2026, with pre-defined metrics and goal levels consistent with the process set out in the “Annual Bonuses” section in Part I. For fiscal 2026, the quantitative performance measures are expected to be Normalized Adjusted Operating Income and environmental, safety, security, and sustainability results. The specific performance targets for fiscal 2026 will be disclosed at the end of the performance period in the Carnival plc Directors’ Remuneration Report for fiscal 2026, as the Boards of Directors consider them strategic and commercially sensitive to disclose at this time.
For fiscal 2026, Mr. Weinstein’s target bonus will be increased from $2,900,000 to $3,000,000 (with the maximum possible bonus being 200% of this level) as part of adjustments to continue to align target CEO compensation close to median Peer Group pay, in line with our compensation philosophy. When combined with the changes to base salary described above and annual long-term incentives described below, Mr. Weinstein’s annual target compensation aligns with market median (based on FW Cook’s review of the Peer Group data).
Mr. Arison does not participate in our performance-based annual bonus program.
As reported in the “Annual Bonuses” section in Part I, the annual bonus program includes clawback features that will require participants to reimburse us for all or a portion of payments received under the program in the case of a participant’s wrongdoing that results in a material restatement of our financial statements.

Carnival plc Directors' Remuneration Report | B-3

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Compensation Element	Actions Taken
LONG-TERM INCENTIVE COMPENSATION	Long-Term Incentive Compensation in Fiscal 2025 (audited)
Descriptions of the share grants made to Mr. Weinstein during fiscal 2025 and their vesting conditions are set out in the “Disclosure and the Timing of Equity-Based Compensation” section in Part I. No long-term incentive compensation was made to Mr. Arison in fiscal 2025.

Long-Term Incentive Compensation in Fiscal 2026 (not audited)
The long-term incentive compensation for fiscal 2026 for Mr. Weinstein will include a performance-based restricted stock unit (“PBS”) grant with a target value of $7.8 million and a time-based restricted stock unit (“TBS”) grant with a value of $5.2 million after application of an increase related to adjustments to continue to align target CEO compensation close to median Peer Group pay. These values also reflect a larger portion of total target compensation being allocated to equity incentives as compared to fiscal 2025 total target compensation. Long-term incentive compensation targets for Mr. Weinstein are nearer to, but still lower than, market median following this increase (based on the review of our Peer Group data).
The monetary amount referred to for the PBS grant is subject to quantitative performance conditions that will be applied to the target number of PBS at the end of the three-year performance period. The performance measures for the 2026 PBS grant may include financial or other performance measures. The specific quantitative performance measures and goals will be disclosed in the Carnival plc Directors’ Remuneration Report for fiscal 2026 as the Boards of Directors consider them strategic and commercially sensitive to disclose at this time. The specific performance targets will be disclosed after the end of the performance period in the Carnival plc Directors’ Remuneration Report for fiscal 2028 as the Boards of Directors consider them strategic and commercially sensitive to disclose at this time. The monetary amount referred to for the TBS grant has three-year annual pro-rata vesting and is subject to continued employment. As explained in the “Equity-Based Compensation and Other Long-Term Incentives” section in Part I, grants are calculated by reference to the value of shares to facilitate external comparisons and also comparison to other forms of compensation.

No long-term incentive compensation will be made to Mr. Arison in fiscal 2026.
BENEFITS
Benefits in Fiscal 2025 (audited)
The detailed benefits provided to Mr. Arison are described in the footnotes to the “Single Figure Table” below. The detail of benefits provided to Mr. Weinstein is set out in the “All Other Compensation” table in the “Compensation Tables” section of the Proxy Statement.

Benefits in Fiscal 2026 (not audited)
Benefits provided to Mr. Arison and Mr. Weinstein in fiscal 2026 are expected to be similar to those provided in fiscal 2025, except that Mr. Arison and Mr. Weinstein will also receive UK tax advisory services.

PENSIONS
Pensions in Fiscal 2025 (audited)
Details of the pension plan that Mr. Arison participated in in fiscal 2025 are set out in “Total Pension Entitlements” section. Mr. Arison does not have any accrued benefits under his pension plan as of November 30, 2025. Mr. Weinstein does not have any pension entitlements other than employer contributions to Mr. Weinstein under the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan.

Pensions in Fiscal 2026 (not audited) No material changes to the arrangements are anticipated for 2026.
B-4 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Compensation Policy	Actions Taken
STOCK OWNERSHIP POLICY
Stock Ownership Policy (audited)
A description of the stock ownership policy applicable to Executive Directors is set out in the “Stock Ownership Policy” section in Part I. New Executive Directors are expected to be in compliance with the stock ownership policy within five years of the date of becoming an Executive Officer. Messrs. Arison and Weinstein were in compliance with the stock ownership policy as of November 30, 2025.

NON-EXECUTIVE DIRECTORS
Compensation Element	Actions Taken

FEES AND ANNUAL STOCK GRANTS
Fees in Fiscal 2025 (not audited)
As described in last year’s Carnival plc Directors’ Remuneration Report, during fiscal 2025, Non-Executive Directors received a $110,000 annual retainer. For fiscal 2025, the Senior Independent Director received an additional retainer of $50,000 per annum. In addition, Non-Executive Directors received additional compensation of $30,000 or $10,000, respectively, for serving as Chair or a Member of a Board Committee, per each Committee.

Unrestricted Share Grants in Fiscal 2025 (audited)
Each Non-Executive Director elected or re-elected in April 2025 received share grants worth approximately $195,000 on April 16, 2025. Each of these grants was based on the average of the closing prices of a Carnival Corporation share over a 10-business day period ending on the grant date ($17.54).
The unrestricted shares may be forfeited if a Director ceases to serve on the Boards within their first year of service for any reason other than death or disability.

Fees in Fiscal 2026 (not audited)
During fiscal 2025, the Compensation Committees undertook a review of Non-Executive Director pay that included benchmarking against the Peer Group companies. Following that review, the Compensation Committees recommended, and the Boards approved, an increase in the additional retainer for the Chairs and members of Audit and HESS Committees to $35,000 and $20,000, respectively, effective December 1, 2025.

Unrestricted Share Grants in Fiscal 2026 (not audited)
As noted above, following the review of Non-Executive Director pay during fiscal 2025, the Compensation Committees recommended, and the Boards approved, an increase in the Non-Executive Director equity retainer grant value to $210,000, effective December 1, 2025. The grant is expected to be made in April 2026.

Compensation Policy	Actions Taken
STOCK OWNERSHIP POLICY
Stock Ownership Policy (audited)
A description of the stock ownership policy applicable to Non-Executive Directors is set out in Section 2.11 Directors’ Shareholding and Share Interests below. New Non-Executive Directors must achieve this requirement no later than five years from the date of their initial election to the Boards of Directors by the shareholders. Each of the Non-Executive Directors serving in fiscal 2025 is in compliance with this Board-mandated requirement having met the required ownership target, except Ms. Connors who is in compliance by virtue of being in the initial five-year period.

Carnival plc Directors' Remuneration Report | B-5

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.2   SERVICE CONTRACTS (NOT AUDITED)

Because Directors do not have formal service contracts, it is not feasible to include a table with the unexpired terms.
Non-Executive Directors are appointed under terms set out in a letter of appointment. They do not have service contracts and their appointments can be terminated (by the Boards of Directors) without any compensation on termination. However, they may retain their share grants (if they have already served for at least one year) and may receive a departing gift of up to $25,000 in value.
In 2025, Carnival Corporation & plc entered into a Restrictive Covenants and Compensation Protection Agreement with Mr. Weinstein as well as certain other executive officers. For additional information on the terms of the Restrictive Covenants and Compensation Protection Agreement, please see “Employment Agreements” section of Part I of this Carnival plc Directors’ Remuneration Report.

2.3   COMPENSATION COMMITTEES (NOT AUDITED)

The membership of the Compensation Committees during the year consisted of four members who are deemed independent by the Boards of Directors:
•
Randall Weisenburger (Chair);

•
Jason Cahilly;

•
Helen Deeble; and

•
Laura Weil.

The members of the Compensation Committees are appointed by the Boards of Directors based on the recommendations of the Nominating & Governance Committees. Further details regarding the Compensation Committees (including the number of meetings of the Compensation Committees held in fiscal 2025 and the attendance of the members at such meetings) can be found in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement. Details of the Compensation Committees’ process for making compensation determinations, including the advice provided by internal colleagues and external advisors are set out in the “Process for Making Compensation Determinations” section in Part I. As stated in Part I, FW Cook & Co., Inc. (together with its UK affiliated firm,
FIT Remuneration Consultants LLP, which is a member of the Remuneration Consultants Group, the UK professional body, and complies with its code of conduct) were appointed by the Compensation Committees as their external advisors. The advisors were appointed following a tender process and are subject to an ongoing periodic review by the Compensation Committees of their independence and quality. They provide no other services to Carnival Corporation & plc or any individual directors and, accordingly, are considered independent by the Compensation Committees and to provide objective advice.
FW Cook and FIT Remuneration Consultants LLP have each provided their written consent to the form and content of their references in the Carnival plc Directors’ Remuneration Report and the Proxy Statement.
Fees paid to the Compensation Committees’ external advisors in fiscal 2025 were $277,656 to FW Cook and FIT Remuneration Consultants LLP, such fees being charged as an annual retainer for specified services and an hourly rate for any additional requested services and advice provided.

B-6 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.4   SHAREHOLDER VOTING ON REMUNERATION MATTERS (NOT AUDITED)

The Annual Meetings of Shareholders of Carnival Corporation and Carnival plc were held on April 16, 2025. The results of the shareholder vote on remuneration matters were as follows:
	FOR		AGAINST		ABSTAIN	BROKER NON-VOTES
Proposal	Number of Votes	%	Number of Votes	%	Number of Votes	Number of Votes
To hold a (non-binding) advisory vote to approve the fiscal 2024 compensation of the Named Executive Officers of Carnival Corporation & plc	775,986,288	98.0%	15,710,791	2.0%	2,355,806	173,203,284
To hold a (non-binding) advisory vote to approve the Directors’ Remuneration Report (other than the part containing the Carnival plc Directors’ Remuneration Policy set out in Section 3 of Part ll of the Carnival plc Directors’ Remuneration Report) (as set out in the annual report for the year ended November 30, 2024)	776,096,164	98.0%	15,947,025	2.0%	2,009,697	173,203,284
The last shareholder vote on the Carnival plc Directors’ Remuneration Policy was held during the April 16, 2025 Annual Meetings of Shareholders of Carnival Corporation and Carnival plc, and the results of that vote were as follows:
	FOR		AGAINST		ABSTAIN	BROKER NON-VOTES
Proposal	Number of Votes	%	Number of Votes	%	Number of Votes	Number of Votes
To approve the Carnival plc Directors’ Remuneration Policy set out in Section 3 of Part II of the Directors’ Remuneration Report (as set out in the annual report for the year ended November 30, 2024)	785,100,168	99.1%	6,816,641	0.9%	2,136,076	173,203,284
Carnival Corporation & plc has a long-standing shareholder outreach program and routinely interacts with shareholders on a number of matters, including executive compensation. The Compensation Committees consider all constructive feedback received about executive compensation.
During fiscal 2025, we have continued to engage with shareholders to seek feedback on our compensation program, and to incorporate that feedback in our compensation discussions. We engaged with a significant number of our shareholders throughout the year. Our Presiding Director and Senior Independent Director (who is also the Chair of our Compensation Committees) participated in select meetings to discuss our compensation program. The feedback we received throughout fiscal 2025 indicated that shareholders were pleased with the 2024 program structure as described in our 2025 Proxy Statement. As a result, the Compensation Committees maintained the quantitative and performance-based structure of our executive compensation program for fiscal 2025, as previously disclosed.
The Compensation Committees have and will continue to consider results from the annual shareholder advisory votes, including the next vote in April 2026, as well as other shareholder input, when evaluating executive compensation programs and policies.

Carnival plc Directors' Remuneration Report | B-7

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.5   PERFORMANCE GRAPH AND TABLE (NOT AUDITED)

The graphs below show a comparison of a hypothetical investment of $100 in Carnival Corporation common stock and Carnival plc ordinary shares against the S&P 500 index for the period from December 1, 2015 to November 30, 2025. The graphs have been calculated on a U.S. dollar basis. We consider S&P 500 index to be an appropriate index for purposes of this comparison as it is a broad-based index and Carnival Corporation has been a constituent of the index for many years.
B-8 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
The following table sets out, for our CEO, the total remuneration as seen in the Single Figure Table, the bonus paid as a percentage of the maximum opportunity and the number of shares that have vested against the maximum number of shares that could have been received over a 10-year period.

Year	Name	Single Figure of Total Remuneration ($000)	Annual Bonus as a % of Maximum	PBS Vesting as a % of Maximum	ERA Vesting as a % of Maximum	SEA Vesting as a % of Maximum
2025	Mr. Weinstein	29,886	93	85	N/A	N/A
2024	Mr. Weinstein	17,424	94	N/A(1)	100(2)	N/A
2023	Mr. Weinstein	10,309	93	N/A(1)	N/A	N/A
2022	Mr. Weinstein(3)	1,899	55	38 / 90(4)	N/A	0
2022	Mr. Donald(3)	5,842	55	38 / 90(4)	N/A	0
2021	Mr. Donald	15,266	100	8	N/A	0
2020	Mr. Donald	4,587	0	16	N/A	0
2019	Mr. Donald	8,713	38	56	N/A	0
2018	Mr. Donald	12,704	78	72	N/A	N/A
2017	Mr. Donald	11,711	73	81	N/A	N/A
2016	Mr. Donald	32,132	76	94	N/A	N/A

(1)
No PBS performance period ended in fiscal 2023 or fiscal 2024.

(2)
ERA was a one-time retention and business recovery incentive granted to Mr. Weinstein prior to his appointment as CEO. The performance period ended in fiscal 2024 and the incentive was paid in February 2025.

(3)
The fiscal 2022 figures have been prorated for each individual to reflect the period in office as a CEO.

(4)
Reflects PBS percentages for 2022 consisting of the annual 2020 PBS vesting at 76.11% out of a possible 200% (or 38% as a percentage of maximum) and the 2020 sustainability PBS vesting at 135.56% out of a possible 150% (or 90% as a percentage of maximum), respectively. The 2020 sustainability PBS grants were made to Mr. Weinstein and Mr. Donald in 2020 and the program ended following the end of the performance period in 2022.

2.6	PERCENTAGE CHANGE IN PAY OF EACH DIRECTOR―FISCAL 2021 TO FISCAL 2025 (NOT AUDITED)
The prescribed pay elements are salaries, retainers, taxable benefits and annual bonus outcomes. Information in respect of global employees of Carnival plc is used for the purposes of this comparison, as required by the LMCG Regulations. The percentages have been calculated using a full-time equivalent weighted-average number of global employees of Carnival plc. The disclosure covers a rolling five-year period.

Carnival plc Directors' Remuneration Report | B-9

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
	Year-on-year percentage change in pay of each Director compared to employee average
	2025			2024			2023			2022			2021
Name	Salary/ Retainer (%)	Benefits (%)	Bonus (%)	Salary/ Retainer (%)	Benefits (%)	Bonus (%)	Salary/ Retainer (%)	Benefits (%)	Bonus (%)	Salary/ Retainer (%)	Benefits (%)	Bonus (%)	Salary/ Retainer (%)	Benefits (%)	Bonus (%)
Micky Arison	0	(0.4)	N/A	0	18.7	N/A	0	13.8	N/A	0	(22.3)	N/A	(100)	28.7	N/A
Sir Jonathon Band	3.2	0	N/A	10.7	0	N/A	0	0	N/A	0	0	N/A	59.1	0	N/A
Jason Glen Cahilly	4	0	N/A	13.6	0	N/A	0	0	N/A	0	0	N/A	59.4	0	N/A
Nelda J. Connors(1)	53.8	0	N/A	23.8	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Helen Deeble	4	0	N/A	13.6	0	N/A	0	0	N/A	0	0	N/A	59.4	0	N/A
Jeffrey J. Gearhart	1.4	0	N/A	11.3	0	N/A	20.9	0	N/A	0	0	N/A	168.3	0	N/A
Katie Lahey	4	0	N/A	13.6	0	N/A	0	0	N/A	0	0	N/A	59.4	0	N/A
Sara Mathew(2)	(61.4)	0	N/A	7.3	0	N/A	2042.2	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Stuart Subotnick	3.2	0	N/A	10.7	0	N/A	0	0	N/A	0	0	N/A	59.1	0	N/A
Laura Weil	3.2	0	N/A	16.5	0	N/A	20.9	0	N/A	0	0	N/A	59.4	0	N/A
Josh Weinstein(3)	2.9	(88.9)	3.4	11.6	46.7	12.7	200.0	1600.1	405.9	N/A	N/A	N/A	N/A	N/A	N/A
Randall Weisenburger	6.8	0	N/A	19.1	0	N/A	(11.3)	0	N/A	0	0	N/A	59.8	0	N/A
Employee Average	1.9	(27.4)	77	5.5	4.8	54.4	0.02	(25.1)	(16.1)	4.9	28.1	(53.1)	10.6	13.0	232.9

(1)
Ms. Connors joined the Boards of Directors effective April 5, 2024.

(2)
Ms. Mathew stepped down from the Boards of Directors effective April 16, 2025.

(3)
Mr. Weinstein was appointed to the Boards of Directors effective August 1, 2022. Year-on-year change figures were calculated using the pro-rated pay for the time he was CEO in fiscal 2022 and full year pay for subsequent years.

2.7   UK CEO PAY RATIO (NOT AUDITED)

In line with UK reporting requirements to which Carnival plc became subject in fiscal 2020, set out below are ratios which compare the total remuneration of the person(s) who served as our CEO(s), as included in Section 2.9 Single Figure Table, to the remuneration of the 25th, 50th and 75th percentile of UK employees of Carnival plc and its subsidiaries. The disclosure will build up over time to cover a rolling 10-year period.
Fiscal Year	Method	PAY RATIO
		25th Percentile	50th Percentile (median)	75th Percentile
2025	Option A	745:1	505:1	310:1
2024	Option A	1,504:1	990:1	504:1
2023	Option A	960:1	607:1	301:1
2022	Option A	753:1	440:1	202:1
2021	Option A	2,083:1	1,359:1	424:1
2020	Option A	184:1	106:1	58:1
The pay ratios have been calculated using Option A as we consider this the most straight-forward approach from the options available in the LMCG Regulations and is consistent with the methodology used in determining the U.S. CEO Pay Ratio disclosed in the Proxy Statement. Option A requires the calculation and ranking, from lowest to highest, of the pay and benefits of UK employees for the relevant fiscal year, to identify those at the 25th, 50th and 75th percentiles. The total CEO pay for fiscal 2025 is $29,886,143.
B-10 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
The base salary and total remuneration received during the fiscal 2025 year by the indicative employees as of September 30, 2025 on a full-time equivalent basis used in the above analysis are set out below:
	25th Percentile ($)	50th Percentile (median) ($)	75th Percentile ($)
Base Salary	40,096	59,202	96,284
Total Remuneration	40,096	59,202	96,284
Factors influencing this year’s result include the 2025 annual bonus outcome for the CEO and ship reflagging resulting in changes in UK shipboard employee population included in the data.
The UK CEO Pay Ratio is likely to vary, potentially significantly, over time since it will be driven largely by variable pay outcomes for our CEO and changes in our employee population over time. As a result, and depending on our performance and employee population, the UK CEO Pay Ratio could increase or decrease significantly in future fiscal years. For the reasons described above, the median ratio may not be representative of our pay and progression policies.
2.8	RELATIVE IMPORTANCE OF SPEND ON PAY (NOT AUDITED)

2024
2025
% change: 5.9%
$3,498
$3,303
% change: 0%
$0
$0
$'millions
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Profit distributed by way of dividend and share buybacks(1)
Overall expenditure on pay(2)

(1)
No profits were distributed by way of dividend or by way of share buyback during fiscal 2025 and fiscal 2024.

(2)
Overall expenditure on pay has been calculated on a broadly consistent approach with the standard UK approach to calculating this amount and includes all global staff using normal accounting conventions for benefits and includes expected value assumptions in respect of share grants and so is not consistent with methodologies used elsewhere in this Part II.

Carnival plc Directors' Remuneration Report | B-11

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.9   SINGLE FIGURE TABLE (AUDITED)

EXECUTIVE DIRECTORS
The compensation of the Executive Directors of Carnival Corporation and Carnival plc for fiscal 2025 and 2024 is as follows:
		Executive Director
		Josh Weinstein		Micky Arison
$000		2025	2024	2025	2024
Salary		1,436	1,395	0(1)	0
Benefits(2)		59	641	127	127
Pension(3)		12	13	0	0
Total – Fixed		1,507	2,049	127	127
Annual Bonus(4)		5,420	5,242	―	―
2022 ERA Performance Incentive(5)		―	7,500	―	―
Equity Grants(6)	Multi-Year Incentives (performance-based)(7)	18,273	0	―	―
	Other Equity Grants(8) (time-based)	4,687	2,633	―	―
Total – Variable		28,379	15,375	―	―
Total		29,886	17,424	127	127

(1)
Effective April 1, 2020, at Mr. Arison’s request, Carnival Corporation suspended his salary. The suspension remained in effect through November 30, 2025.

(2)
Details of the matters for Mr. Weinstein provided within “Benefits” are disclosed in (and taken from) the “All Other Compensation” table in the “Compensation Tables” section of the Proxy Statement (other than employer contributions to Mr. Weinstein under the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan, as well as the true-up match, which are included in “Pension”). Benefits provided to Mr. Weinstein include ($000): automobile lease or allowance ($24), medical allowance ($21.2), and the following other benefits: private medical health insurance costs and premiums (December only) ($4.5); accidental death or dismemberment and disability and life insurance premiums ($5.9); and tax planning and return preparation fees ($2.9). Benefits provided to Mr. Arison include ($000): driver and security ($33.8), secondary medical reimbursement plan and associated tax gross up ($31.4), medical allowance ($28.0), automobile lease or allowance ($18.1), and the following other benefits: automobile repair and expenses ($8.5); private medical health insurance plan (December only) ($3.2); payments to cover premiums on certain benefits and associated tax gross up ($3.3); and accidental death or dismemberment and disability and life insurance premiums ($0.3). Consistent with past practice, benefits reflect the position under U.S. rules as no UK tax is payable.

(3)
Represents employer contributions under the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan.

(4)
Details of the performance measures and targets applicable to the annual bonus for fiscal 2025 are set out in “Implementation of Approved Policy” section above and in the “Annual Bonuses” section in Part I of the Carnival plc Directors’ Remuneration Report. No element of the annual bonus is subject to deferral.

(5)
Details of the performance measures and targets applicable to the ERA, a one-time retention and business recovery incentive granted in 2022, are set out in the “Earnings Recovery Alignment Performance Incentive Program” section in Part I of the 2024 Carnival plc Directors’ Remuneration Report. The ERA was granted to Mr. Weinstein prior to becoming CEO and Director.

(6)
The 2024 reported figures are the values of the awards made during the year using the April 8, 2024 closing price of a share of Carnival Corporation common stock ($15.66). The 2025 reported figure for Multi-Year Incentives are the values of the awards made during the year based on an estimated share price of $28.74 using the three-month average share price from September 1, 2025 to November 30, 2025. The 2025 reported figure for Other Equity Grants is the value of the awards made during the year using the April 16, 2025 closing price of a share of Carnival Corporation common stock ($17.87).

(7)
The 2025 amount includes the value of the 2023 PBS grant that vests in February 2026 based on performance during the 2023-2025 performance period. No multi-year incentive programs concluded in fiscal 2024.

(8)
The 2025 and 2024 amounts include the value of the 2025 and 2024 TBS grants, respectively, which are subject to time vesting and continued employment.

B-12 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
NON-EXECUTIVE DIRECTORS
Compensation of our Non-Executive Directors is set by the Boards, upon recommendation of the Compensation Committees following the Compensation Committees’ annual review of Director compensation. No Non-Executive Director is involved in approving their own compensation.
The compensation of the Non-Executive Directors of Carnival Corporation and Carnival plc for fiscal 2025 is as follows. The format is different from the preceding table for Executive Directors as certain aspects (such as bonus and pension) do not apply to Non-Executive Directors.

	Fees		Stock(1)		Total
	2025	2024	2025(2)	2024(3)	2025	2024
Non-Executive Director	$(000)
Sir Jonathon Band	160	155	199	190	359	345
Jason Glen Cahilly	130	125	199	190	329	315
Nelda J. Connors(4)	120	78	199	190	319	268
Helen Deeble	130	125	199	190	329	315
Jeffrey J. Gearhart	150	148	199	190	349	338
Katie Lahey	130	125	199	190	329	315
Sara Mathew(5)	45	118	0	190	45	308
Stuart Subotnick	160	155	199	190	359	345
Laura Weil	160	155	199	190	359	345
Randall Weisenburger	220	206	199	190	419	396

(1)
The 2024 grants to Non-Executive Directors are restricted and vest in April 2027. The 2025 grants to Non-Executive Directors are unrestricted and do not have any vesting or forfeiture restrictions provided that the director has served on our Boards for at least one year.

(2)
The reported figures are the value of the grants made during the year using April 16, 2025 closing price of a share of Carnival Corporation common stock ($17.87).

(3)
The reported figures are the value of the grants made during the year using the April 8, 2024 closing price of a share of Carnival Corporation common stock ($15.66).

(4)
Ms. Connors joined the Boards in April 2024.

(5)
Ms. Mathew stepped down from the Boards in April 2025.

The Non-Executive Directors did not receive any benefits in fiscal 2025 and 2024, other than Sir Jonathon and Ms. Mathew who received a benefit in 2024 representing the incremental cost of them and their spouse sailing on a cruise ($210 each). The aggregate emoluments (being salary, bonuses, fees and benefits, and excluding long-term incentives and pensions) of all Directors during fiscal 2025 were approximately $8.5 million.
Carnival plc Directors' Remuneration Report | B-13

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.10	SCHEME INTERESTS MADE TO DIRECTORS IN FISCAL 2025 (AUDITED)
The LMCG Regulations require disclosure of grants made in the year plus a table of aggregate outstanding grants, separately detailing grants that vest in the year. The latter information is included in Section 2.11 Directors’ Shareholding and Share Interests below.

Director	Grant Date	Plan(1)	Number of Shares	Face Value(2) ($)	Threshold Vesting Level(3) (%)	Vesting Level at Maximum Performance(3) (%)	Anticipated Vesting Date(s)
Micky Arison	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Josh Weinstein	4/16/2025	TBS	262,257	4,686,533	N/A	100	4/21/2026, 2027, and 2028
	4/16/2025	PBS(4)	393,386	7,029,808	50	200	4/21/2028
Sir Jonathon Band	4/16/2025	Unrestricted Stock	11,117	198,661	N/A	100	N/A
Jason Glen Cahilly	4/16/2025	Unrestricted Stock	11,117	198,661	N/A	100	N/A
Nelda J. Connors	4/16/2025	Unrestricted Stock	11,117	198,661	N/A	100	N/A
Helen Deeble	4/16/2025	Unrestricted Stock	11,117	198,661	N/A	100	N/A
Jeffrey J. Gearhart	4/16/2025	Unrestricted Stock	11,117	198,661	N/A	100	N/A
Katie Lahey	4/16/2025	Unrestricted Stock	11,117	198,661	N/A	100	N/A
Stuart Subotnick	4/16/2025	Unrestricted Stock	11,117	198,661	N/A	100	N/A
Laura Weil	4/16/2025	Unrestricted Stock	11,117	198,661	N/A	100	N/A
Randall Weisenburger	4/16/2025	Unrestricted Stock	11,117	198,661	N/A	100	N/A

(1)
The terms of PBS and TBS incentive programs to Mr. Weinstein and the terms of unrestricted stock grants to Non-Executive Directors and the basis on which these grants are made are summarized in the table above are described in the “Non-Executive Director Compensation” and “Compensation Tables” sections of the Proxy Statement. A Non-Executive Director’s unrestricted stock grant becomes non-forfeitable one year after their first election to the Boards and is not subject to vesting.

(2)
Face values for all grants are calculated using the closing prices of a share of Carnival Corporation common stock at the relevant grant date, being $17.87 at April 16, 2025 for Mr. Weinstein and all Non-Executive Directors.

(3)
The unrestricted stock grants to Non-Executive Directors do not include performance or vesting conditions and are not forfeitable provided the Director has served at least a full year from their initial election or appointment.

(4)
The face value of this grant reflects the target value. The performance period is fiscal 2025 to 2027. If the performance conditions are fully met, vesting may be at up to 200% of the percentage indicated of the target number of shares where indicated.

B-14 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.11   DIRECTORS’ SHAREHOLDING AND SHARE INTERESTS (AUDITED)

The stock ownership policies for Executive and Non-Executive Directors provide that all Executive and Non-Executive Directors are required to own shares (inclusive of unvested restricted shares, RSUs and shares in a trust beneficially owned by a Director) of either Carnival Corporation common stock or Carnival plc ordinary shares with a value equal to six times base salary for the CEO and the Executive Chair and five times the cash retainer for Non-Executive Directors while they are employed or serving. All new Directors must achieve this requirement no later than five years from the date of their initial appointment or election to the Boards by the shareholders. The stock ownership policies for Executive and Non-Executive Directors provide that a Director will be deemed to be in compliance with the ownership requirements if the decline in the
Carnival Corporation or Carnival plc share price results in the Director falling below the applicable ownership level, provided that they were in compliance prior to the share price movement and do not sell or transfer ownership of any such shares until after the ownership target has again been achieved, unless otherwise approved by the Boards of Directors. Each of the Directors serving in fiscal 2025 is in compliance with this Board-mandated requirement having met the required ownership target, except Ms. Connors who is in compliance by virtue of being in the initial five-year period.
The following table shows the total outstanding shares as at November 30, 2025 under any incentive plans, as well as shares that vested during fiscal 2025:

	Shares (including Restricted Shares and RSUs)
Directors	Grants Without Performance Conditions That Have Not Vested(1)	Grants With Performance Conditions That Have Not Vested	Number of Shares Acquired on Vesting
EXECUTIVE DIRECTORS
Micky Arison	—	—	—
Josh Weinstein	427,643	1,658,798	219,892
NON-EXECUTIVE DIRECTORS
Sir Jonathon Band	30,797	N/A	9,541
Jason Glen Cahilly	30,797	N/A	9,541
Nelda J. Connors	12,141	N/A	—
Helen Deeble	30,797	N/A	9,541
Jeffrey J. Gearhart	30,797	N/A	9,541
Katie Lahey	30,797	N/A	9,541
Sara Mathew	30,797	N/A	7,146
Stuart Subotnick	30,797	N/A	9,541
Laura Weil	30,797	N/A	9,541
Randall Weisenburger	30,797	N/A	9,541

(1)
The unrestricted share grants made to the Non-Executive Directors in fiscal 2025 do not have performance or vesting conditions, other than the initial service condition described below. Restricted share grants made to the Non-Executive Directors in fiscal 2022, 2023 and 2024 vested pro-rata over a 3 year period. Unrestricted and restricted shares granted to the Non-Executive Directors are subject to service conditions prior to the anniversary of their first election to the Boards and are forfeitable until that time. All of the Non-Executive Directors who served in fiscal 2025 have met the initial service condition.

Carnival plc Directors' Remuneration Report | B-15

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
All Directors receive Carnival Corporation common stock, which are denominated in U.S. dollars.
Details of the Directors’ interests and their connected persons are as follows*:
	Carnival plc		Carnival Corporation
Director	November 30, 2024	November 30, 2025	November 30, 2024**	November 30, 2025**
Micky Arison	―	―	85,670,611	94,142,908(1)
Sir Jonathon Band	―	―	65,789	64,406
Jason Glen Cahilly	―	―	69,388	80,505
Nelda J. Connors	―	―	12,141	23,258
Helen Deeble	―	―	72,097	83,214
Jeffrey J. Gearhart	―	―	61,651	72,768
Katie Lahey	―	―	66,639	77,756
Sara Mathew	―	―	37,943	37,943
Stuart Subotnick	―	―	114,208	125,325
Laura Weil	―	―	113,405	124,522
Josh Weinstein	―	―	155,216	288,579(2)
Randall Weisenburger	―	―	1,351,747	1,362,864(3)

*
For consistency with the “Share Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, the above table includes restricted stock (but not RSUs) held. For RSUs held by Josh Weinstein, the only Director who holds RSUs, see the first and second columns in the prior table.

**
As part of the establishment of the DLC arrangement, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of common stock of Carnival Corporation. Under a pairing agreement, the trust shares are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC arrangement, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. Each share of Carnival Corporation common stock and the paired plc special voting share are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

(1)
Includes (i) 1,169,893 shares of common stock held by the Nickel KA 2022 Annuity Trust No. 2, (ii) 215,826 shares of common stock held by the Nickel KA 2023 Annuity Trust No. 1, (iii) 509,066 shares of common stock held by the Nickel KA 2024 Annuity Trust No. 1, (iv) 616,877 shares of common stock held by the Nickel KA 2025 Trust No. 1, (v) 8,472,297 shares of common stock held by the Nickel KA 2025-5 Trust No. 2, (vi) 739,492 shares of common stock held by the 2022 KA Remainder Trust, (vii) 80,736,445 shares of common stock held by MA 1994 B Shares, L.P., (viii) 841,506 shares of common stock held by the NA 2017-08 Trust and (ix) 841,506 shares held by the KA 2017-08 Trust.

(2)
Holdings are net of shares sold or withheld to cover tax.

(3)
Includes 961,238 shares held by Mile 26 Capital LLC.

There were no changes in the above share interests between December 1, 2025 and January 13, 2026, the latest practicable date.
B-16 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.12   TOTAL PENSION ENTITLEMENTS (AUDITED)

Mr. Arison continues to be eligible for a benefit under the Carnival Corporation Nonqualified Retirement Plan for Highly Compensated Employees (the “Retirement Plan”). Mr. Arison’s benefits under the Retirement Plan were calculated based on age, length of service with Carnival Corporation and the average of his five highest consecutive years of compensation out of the last 10 years of service. The benefit formula provides an annual benefit accrual equal to 1% of his earnings for the year up to “covered compensation” plus 1.6% of earnings for the year in excess of covered compensation then multiplied by his years of service up to a maximum of 30 years of credited service. The elements of compensation to determine his benefits were his base salary and annual bonus up to the U.S. statutory limitations under Section 401(a)(17) of the U.S. Internal Revenue Code. Mr. Arison’s accrued benefit was fully paid out in March 2020. It is not expected that Mr. Arison will accrue any additional benefits under the Retirement Plan under the terms of the program. Mr. Weinstein is not eligible to participate in the Retirement Plan.
Details of the retirement benefits of current Executive Directors arising from their participation in defined benefit pension arrangements are as follows:

Executive Director	Accrued Benefit(1) at Nov. 30, 2025 ($000)	Increase in Accrued Benefits including Inflation ($000)	Value of Increase in Accrued Benefits Net of Inflation and Directors’ Contributions ($000)
Micky Arison	0	0	0
Josh Weinstein	―	―	―

(1)
The accrued benefit is that pension which would be paid annually on retirement at the normal retirement age of 65 under the Retirement Plan based on service to November 30, 2025. Current Directors are not entitled to any early retirement benefits.

2.13   PAYMENTS FOR LOSS OF OFFICE (AUDITED)

No payments for loss of office (as that term is defined in the LMCG Regulations) were made during the year.
2.14   PAYMENTS TO PAST DIRECTORS (AUDITED)

Upon completion of the DLC transaction, Lord Sterling was appointed as Life President of P&O Cruises and Special Adviser to Micky Arison, Chair of Carnival Corporation & plc. As Special Adviser, Lord
Sterling is entitled to receive fees for his services at the rate of £25,000 per year payable in quarterly installments in arrears.

Carnival plc Directors' Remuneration Report | B-17

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.15   PROVISION 40 DISCLOSURES

The Compensation Committees believe that Executive Director remuneration policy and practices address all of the factors listed in Provision 40 of the UK Corporate Governance Code, as outlined below:
Clarity	Our compensation structure for Executive Directors is clearly and transparently explained and disclosed. We provide detailed disclosures on the performance measurements and vesting schedules used in annual and long-term incentives. We also conduct shareholder outreach to ensure shareholders understand our executive compensation program, and take into consideration their feedback, along with the results from the annual shareholder advisory votes on compensation-related matters.
Simplicity	Our compensation program for our Executive Directors includes elements that are disclosed and explained in detail and that link compensation for our CEO, the only Executive Director that received salary, annual incentive and long-term incentives in fiscal 2025, to our long-term success and the interests of our shareholders.
Predictability	Target values, performance metric ranges and formulas for all performance-based compensation elements and payout ranges for bonuses are disclosed and explained. Use of discretion, if any, is also disclosed and explained.
Proportionality	The annual and long-term incentives for our CEO in fiscal 2025 are linked to the fulfilment of quantitative performance measures and align the CEO’s compensation with our long-term performance and long-term value creation for our shareholders. The Compensation Committees retain discretion to ensure that rewards under the incentives reflect performance.
Risk
Our Compensation Committees conduct an annual assessment, with support from management and the Compensation Committees’ independent consultants, to ensure our executive compensation program does not encourage excessive risk taking. Our executive compensation program is based on a pay-for-performance philosophy and provides a mix of long-term and short-term cash and equity incentives that is intended to motivate management to drive performance in the short and long term and align interests with our shareholders. Bonus payout is limited to 200% and performance ranges for all long-term incentives are disclosed and limited. Our policy limits the risk of unfair or excessive remuneration through the following measures:
•
clearly defined limits on the maximum opportunities of incentives;

•
powers of discretion for our Compensation Committees to adjust formulaic outcomes of incentives to ensure payouts are aligned to performance; and

•
malus and clawback provisions on all incentives.

Alignment with Culture	Our CEO’s compensation in fiscal 2025 is designed to drive behavior aligned with our culture, values and strategy, for example by tying annual and long-term incentives to achievement of health, environment, safety, security and sustainability measures, in addition to relative TSR and operating performance metrics. We also have a stock ownership policy which sets minimum shareholding requirements for our Executive Officers and all Directors.
B-18 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section

This Directors’ Remuneration Report was approved by the Board of Directors and is signed by order of the Board of Directors by
RANDALL WEISENBURGER
Chair of the Compensation Committees
January 27, 2026

Carnival plc Directors' Remuneration Report | B-19

Annex C―Carnival plc Corporate Governance Report
Carnival Corporation and Carnival plc (together referred to as “Carnival Corporation & plc”) operate under a dual listed company (“DLC”) arrangement with primary listings in the U.S. and the UK. Accordingly, Carnival Corporation & plc has implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. Where there are customs or practices that differ between the two countries, Carnival Corporation & plc has nonetheless sought to be compliant with UK best practices whenever possible. Carnival Corporation & plc believes that their resulting corporate governance framework effectively addresses the corporate governance requirements of both the U.S. and the UK.

Corporate Governance Guidelines
Carnival Corporation & plc has adopted corporate governance guidelines (the “Guidelines”) that set forth the general governance principles approved by the Boards of Directors (the “Boards”). The Guidelines are available on Carnival Corporation & plc’s website and are summarized as follows:
•
A majority of the members of each of the Boards must be independent in accordance with the corporate governance rules applicable to companies listed on the New York Stock Exchange and the London Stock Exchange.

•
The Boards will each have at all times the following: Audit Committees, Compensation Committees, Compliance Committees, Health, Environmental, Safety & Security (“HESS”) Committees and Nominating & Governance Committees (collectively, the “Committees”). All the members of the Audit Committees, Compensation Committees, and Nominating & Governance Committees will be independent Directors under the criteria applicable to companies listed on the New York Stock Exchange, the London Stock Exchange and any other applicable regulatory requirements. Each of our Committees has its own written charter, which principally sets forth the purposes, goals and responsibilities of the Committees.

•
The Nominating & Governance Committees will review with the Boards, on an annual basis, the requisite skills and characteristics of new and incumbent Board members, as well as the composition of the Boards as a whole. The Nominating & Governance Committees will assess and recommend Board candidates for appointment as Directors.

•
The responsibilities of the Directors are laid out in the Guidelines and cover matters such as the Directors’ duties to Carnival Corporation & plc and its shareholders, attendance at meetings and the annual review of Carnival Corporation & plc’s long-term strategic plans and the principal issues that Carnival Corporation & plc may face in the future.

•
The Non-Executive Directors shall designate a Senior Independent Director to preside at executive sessions of the Non-Executive Directors and at Board meetings in the absence of our Chair, and to serve as the principal liaison to the Non-Executive Directors.

•
Directors have free and full access to officers and employees of Carnival Corporation & plc, to the advice and services of our Company Secretary and to independent professional advice at the expense of Carnival Corporation & plc.

•
The Compensation Committees will recommend the form and amount of Director compensation in accordance with the policies and principles set forth in their charter and conduct an annual review thereof. The Compensation Committees will also annually review the performance of our CEO to confirm that our CEO is providing strong leadership for Carnival Corporation & plc in the short and long-term.

•
The Boards and the Nominating & Governance Committees are responsible for CEO succession planning, including maintaining an emergency succession plan. The Boards, in conjunction with our Chair of the Boards and our CEO, oversee succession planning with respect to Executive Officers and senior management.

Carnival plc Corporate Governance Report | C-1

Annex C―Carnival plc Corporate Governance Report
Board Composition
•
The Nominating & Governance Committees will maintain orientation programs for new Directors and continuing education programs for all Directors.

•
The Boards and each of their Committees will conduct an annual performance evaluation to determine whether they, their Committees and individual Directors are functioning effectively.

•
The Non-Executive Directors will meet at least annually under the direction of the Senior Independent Director to conduct an appraisal of our Chair’s performance.

•
The Boards will determine the appointment and removal of the Company Secretary.

•
All shareholders may communicate with the Boards by addressing all communications to the Company Secretary, who must forward any item requiring immediate attention to the Senior Independent Director, who must in turn notify the Boards of any matters for discussion or action as appropriate.

Carnival Corporation & plc monitors governance developments in the U.S. and the UK to support a vigorous and effective corporate governance framework.

Board Composition
Each of the Boards is currently comprised of 11 members, of which two are Executive Directors and nine are Non-Executive Directors. Each nominee for re-election to the Boards has served for the full year. All Directors are required to submit themselves for annual re-election. The biographical details of the members of the Boards standing for re-election and their qualifications to serve as Board and Committee members are contained in the Proxy Statement. For a description of our procedures for selecting and appointing nominees, please refer to “Nominations of Directors” in the Proxy Statement. All Directors elected in 2025 have been subject to a formal performance evaluation during the year, as described below.
In compliance with the UK Corporate Governance Code Provision 23 and the Disclosure Guidance and Transparency Rule 7.2.8A, our Boards have adopted the Board Composition Policy (the “Policy”) which applies to the Boards and each of their Committees. The Policy substantively provides that the backgrounds and qualifications of the Directors, considered as a group, should reflect a wide variety of attributes, viewpoints, experiences and perspectives, with the aim of achieving an appropriate balance so as to allow the Boards and their Committees to fulfill their responsibilities effectively, consistent with our strategy as well as mission and purpose. All appointments to the Boards and their Committees are based on merit and objective criteria. The Nominating & Governance Committees review and assess the effectiveness of the Policy from time to time and report to the Boards, as appropriate. The Boards believe that the Policy functioned effectively in 2025 and based on the results of the annual Board performance assessment, that the Directors as a group reflect a variety of skills, experiences and perspective.
Under UKLR, we are required to report against the three criteria set out in in UKLR 6.6.6R(9)(a). As of November 30, 2025, being the last day of our fiscal year and the reference date selected by the Boards for the purposes of UKLR 6.6.6R(9)(a), we report that 36% of the members of the Boards were women (being four of 11 members) and one Director was from a minority ethnic background. We did not have at least one woman occupying a senior Board position (which we define as the Chair, CEO or Senior Independent Director given that our CFO is not a member of the Boards) as of November 30, 2025. As a result, we met one of the three criteria set out in UKLR 6.6.6R(9)(a) as of November 30, 2025. Since all appointments to the Boards and Committees are based on merit and objective criteria, the Boards cannot anticipate when the criterion set out in UKLR 6.6.6R(9)(a)(i) or (ii) may be met.
The data for purposes of this disclosure was collected via questionnaires on a confidential and voluntary basis. The individuals were asked to self-report their gender and ethnicity information by choosing one or more options from a list or by providing their own response.

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Annex C―Carnival plc Corporate Governance Report
Board Balance and Independence
Board Balance and Independence
We believe it is important to have a balanced board with a majority of Directors being independent such that no individual or group dominates the Boards’ decision making. The Boards believe that the balance between Non-Executive Directors and Executive Directors is appropriate.
We have a number of measures in place to assess and safeguard independence of our independent Directors. As part of the Boards’ annual independence assessment, each Director as well as each new nominee, if any, is required to complete an independence questionnaire. All questionnaires are reviewed and assessed by the full Board. Following this review for fiscal 2025, the Boards determined that all of the ten nominees for re-election as Non-Executive Directors are considered independent in accordance with the corporate governance rules of the New York Stock Exchange and the UK Corporate Governance Code. Sir Jonathon Band, Helen Deeble, Stuart Subotnick, Laura Weil and Randall Weisenburger have been Non-Executive Directors for more than nine years from the date of their first election to the Boards. However, notwithstanding this fact, the Boards have determined that each of those Directors is independent for the reasons set forth below.
Consistent with U.S. practice as well as the UK Corporate Governance Code, the Boards believe that length of tenure should be only one of the factors considered with respect to the independence of Directors and, accordingly, that tenure alone should not result in the loss of independence. The Boards believe that automatic loss of independence status for Directors due to tenure would effectively operate as a term limit for independent Directors and result in the loss of the valuable contributions of Directors who have been able to develop, over time, increasing insight into Carnival Corporation & plc and its operations. The Boards consider a healthy balance between longer-tenured and newer Directors to be essential in navigating the challenges faced by a global, dual listed, multi-brand company operating in the highly complex cruise industry. As part of our refreshment efforts and commitment in maintaining that balance, we have added five new Directors to our Boards in the last five years (one of whom, Sara Mathew, has since stepped down). Longer-tenured
Directors are a key component of our Board succession planning and refreshment efforts as they are able to ensure continuity and share their nuanced insights and deep knowledge of our company with new Directors, helping them become familiar with our business and governance processes more quickly. The Boards prefer to rely on rigorous annual evaluations of individual Directors, including independence assessments, as well as external evaluations by an independent third-party governance, as appropriate, to review their objectivity and independence, as well as their overall effectiveness as Directors. Based on the results of the 2025 annual Board evaluation, the Boards were satisfied that all Non-Executive Directors were objective, independent and effective contributors to the Boards. All Directors are also subject to annual re-election by shareholders following individual evaluations and recommendations by the Nominating & Governance Committees.
Mr. Arison has been Chair of the Board of Directors of Carnival plc since 2003 and previously served as the CEO of Carnival plc from 2003 to 2013. His unique experience and in-depth knowledge of our business, including in the highly complex area of shipbuilding, as well as our history and the cruise industry continue to be invaluable. Mr. Arison has made and continues to make substantial contributions to our success and to demonstrate objective judgement throughout his tenure. As a result, the Boards have concluded that his continued service as our Chair is in our best interests and that of our shareholders. Mr. Arison’s performance is subject to annual evaluation by the Non-Executive Directors. We also have separate CEO and Chair roles, as well as a Senior Independent Director role.
As further discussed under “Board Procedures and Responsibilities,” we also require Non-Executive Directors to obtain our consent before they can serve on additional boards.
The Boards, with support from the Global Legal Services and Global Ethics & Compliance Departments, have procedures to identify and manage any conflicts of interest that may arise in relation to any Director (including those resulting from significant shareholdings), and assess Directors’ independence,

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Annex C―Carnival plc Corporate Governance Report
Directors’ Indemnities
including by reviewing on an annual basis questionnaires completed by Directors which are designed to identify potential conflicts of interest and also by requiring Directors to report any potential conflicts of interest.

Directors’ Indemnities
Carnival Corporation has provided an indemnity for the Directors of Carnival Corporation and Carnival plc. This was in place at all times during fiscal 2025 and up to the date of the approval of the financial statements. To the extent Carnival Corporation is unable to indemnify the Directors, we also maintain Directors’ and Officers’ liability insurance which covers Directors for legal actions brought against them in their capacity as Directors, subject to certain limitations.

Board Procedures and Responsibilities
Meetings of the Boards are held on a regular basis to enable the Boards to properly discharge their responsibilities. During the year ended November 30, 2025, the Board of Directors of Carnival plc held a total of six meetings. All Board meetings during the year were attended by all Directors currently serving. In addition, the Non-Executive Directors meet periodically during the year with our Chair of the Boards with no other Executive Directors present. The agenda for each Board meeting and meeting schedules are prepared by the Company Secretary or their designee and reviewed and approved by the Senior Independent Director, to enable the flow of relevant information to the Boards. Each Board member is entitled to suggest the inclusion of items on the agenda and to raise at any Board meeting subjects that are not on the agenda for that meeting.
Non-Executive Directors are required to allocate sufficient time to meet the expectations of their role. The consent of our Chair and Senior Independent Director must be sought before accepting additional directorships that might affect the time a Non-Executive Director of Carnival Corporation & plc is able to devote to that role. No additional directorships or significant commitments were undertaken by Non-Executive Directors during fiscal 2025. Josh Weinstein, our Chief Executive Officer and Executive Director, was appointed a Non-Executive Director of Chipotle Mexican Grill Inc effective November 25, 2025. The appointment was approved by the Chair and the Senior Independent Director on behalf of the Boards and it is in compliance with the overboarding policy. The Boards remain confident that Mr. Weinstein can continue to allocate sufficient time to his responsibilities with Carnival Corporation & plc.
The Boards have an overboarding policy which is described in the Proxy Statement under “Time Commitments and Overboarding.” All Directors are compliant with the overboarding policy.
All Directors are expected to act with integrity, lead by example, promote the desired culture, provide constructive challenge, strategic guidance and specialist advice and hold management accountable.

Board Structures and Delegation to Management
The basic responsibility of the Directors is to exercise their business judgment in the way they consider, in good faith, would be most likely to promote the long-term sustainable success of Carnival Corporation & plc, for the benefit of the shareholders as a whole and also contributing to the wider society. Further details of the responsibilities of the Directors are set out in the Guidelines. The Boards and their Committees have a formal schedule of matters specifically reserved to the Boards or their Committees for decision, which includes, but is not limited to, the approval of the following matters:
•
quarterly, half-yearly and annual reports, notices of annual meetings and Proxy Statements;

•
dividends, issuance of shares or share buybacks;

•
changes to structure, size, membership and composition of the Boards and their Committees;

•
significant changes to our corporate structure;

•
material changes in accounting policies;

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Annex C―Carnival plc Corporate Governance Report
Committees of the Boards
•
selection, appointment or removal of auditors, auditor independence, approval of all audit and non-audit services and remuneration of auditors;

•
risk management framework;

•
investment policy;

•
material agreements, transactions or borrowings;

•
material transactions in which a Director or an Executive Officer, or any of their immediate family members, has a direct or indirect material interest;

•
appointment and removal of Executive Officers and Company Secretary, Executive Officer compensation as well as agreements with Executive Officers; and

•
adoption of, or any changes to, equity incentive plans as well as equity grants and other share-related benefits.

Details of the Committees of the Boards are set out in the section below.
The strategic management and direction of, and significant commercial decisions in relation to, global operations of Carnival Corporation & plc, except to the extent reserved to the full Boards under their schedule of reserved matters, is delegated by the Boards to the boards of directors of subsidiary companies within the group and to management, which in turn delegate to local management as appropriate. Our Chair of the Boards leads the Boards and is responsible for its overall effectiveness. He promotes a culture of openness and dialogue at the board level, including by encouraging effective contribution and participation of all Directors and supporting management and the Company Secretary in ensuring that Directors receive accurate, timely and clear information.
The Boards of Directors, with support from their Committees and management, have in place a framework of prudent and effective controls which enable risks to be assessed and managed. The Boards of Directors, through executive management and the Committees, have carried out a robust assessment of Carnival Corporation & plc’s principal and emerging risks, including those that would threaten its business model, future performance, solvency or liquidity, to ensure that these risks are effectively managed and/or mitigated to help ensure Carnival Corporation & plc is viable. As a result of this assessment, the Boards of Directors have identified principal and emerging risks and their management and/or mitigation which are listed in Item 3. Internal Control and Risk Assessment and Item 4. Risk Management and/or Mitigation of Principal and Emerging Risks in the Carnival plc Strategic Report that accompanies the Carnival plc financial statements (the “Strategic Report”).

Committees of the Boards
The following Committees have operated throughout the year. Each Committee has a written charter, copies of which can be found on Carnival Corporation & plc’s website at www.carnivalcorp.com and
www.carnivalplc.com. The Board Committees regularly report on their activities and actions to the full Boards.

AUDIT COMMITTEES

The Audit Committees of the Boards are comprised of the following four independent Non-Executive Directors:
•
Laura Weil (Chair);

•
Jason Glen Cahilly;

•
Jeffrey J. Gearhart; and

•
Stuart Subotnick.

Sara Mathew stepped down from the Boards and the Audit Committees with effect from the conclusion of the 2025 Annual Meetings of Shareholders. Jeffrey J. Gearhart joined the Audit Committees effective April 2025.
The Board of Carnival plc has determined that each member of the Audit Committees has “recent and relevant financial experience” for the purposes of the UK Corporate Governance Code and that the Audit Committees as a whole have competence relevant to

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Annex C―Carnival plc Corporate Governance Report
Committees of the Boards
the sector in which Carnival Corporation & plc operates. The qualifications of each member of the Audit Committees are contained in the Proxy Statement.
During the year, seven meetings of the Carnival plc Audit Committee were held, which were attended by all members currently serving. The Chief Financial Officer and Chief Accounting Officer, the Chief Audit Officer, who is responsible for the internal audit function and Risk Advisory and Assurance Services (“RAAS”) within Carnival Corporation & plc, representatives from the external auditors, the General Counsel, Chief Information Officer, and Chief Risk and Compliance Officer attend meetings at the invitation of the Audit Committees.
The main role and responsibilities of the Audit Committees are to assist the Boards’ oversight of:
•
the integrity of our financial statements;

•
compliance with legal and regulatory requirements (in coordination with the HESS Committees and the Compliance Committees);

•
performance of our internal audit function, including process and control effectiveness and efficiencies and investigations into asset misappropriation, corruption and financial or non-financial manipulation;

•
independent auditors’ qualifications, effectiveness, objectivity, independence, and performance; and

•
relevant elements of our risk management programs, including risk management related to financial, information technology, cybersecurity and non-HESS related operational risks, as well as monitoring changes to and compliance with related legal and regulatory requirements.

In addition, our Audit Committees:
•
annually recommend the appointment, re-appointment and removal (as applicable) of the independent auditors, oversee the independent auditors, oversee any competitive tender process, and approve their compensation;

•
assist the Boards, if so requested, in ensuring that the annual report and accounts of Carnival plc, taken as a whole, is fair and balanced and understandable and provides the information necessary for shareholders of Carnival plc to assess Carnival plc’s position and performance, business model and strategy;
•
monitor the adequacy of internal controls, including financial, operational and compliance controls and information systems controls and security; and

•
establish and monitor procedures for confidential submission, receipt and treatment of complaints relating to accounting, internal accounting controls and auditing matters.

In fulfilling their responsibilities during the year, the Audit Committees have, among other things:
•
reviewed the quarterly and annual financial results of Carnival Corporation & plc, including accounting matters and key factors affecting financial results and future forecasts;

•
reviewed financial statements and related disclosures, and other proposed filings with the U.S. Securities and Exchange Commission and the applicable UK authorities and draft earnings press releases of Carnival Corporation & plc;

•
reviewed the form and content of the annual reports and accounts, including the Strategic Report (including the going concern statement, the viability statement, the assessment of internal controls and principal risks, and the annual risk management and/or mitigation of principal risks), financial statements and Directors’ Report, to be presented to shareholders of Carnival plc at the year-end;

•
reviewed the form and content of the half year reports (including the going concern confirmation);

•
approved, together with the Boards of Directors, the viability and going concern statements, which are included in the Strategic Report;

•
reviewed reporting from management on impairment analyses;

•
confirmed receipt of certification letters, disclosure controls and procedure checklists and loss contingency memos from all reporting units;

•
received briefings on Carnival Corporation & plc’s Sarbanes-Oxley 404 compliance program;

•
reviewed reporting from the independent auditors concerning the audit work performed, identified internal control deficiencies and accounting issues, and all relationships between the independent auditors and Carnival Corporation & plc;

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Annex C―Carnival plc Corporate Governance Report
Committees of the Boards
•
reviewed and approved fees for audit and non-audit related services provided by Carnival Corporation & plc’s independent auditors;

•
received and reviewed various reports from the independent auditors regarding the planning, status, execution and conclusions of their work;

•
received reporting, as well as quarterly briefings, from RAAS, the Carnival Corporation & plc internal audit department, concerning results from their internal audit work, including significant findings, any identified internal control deficiencies and the status of management plans for remedial action;

•
reviewed reports of RAAS regarding the results of its independent internal investigations of alleged or actual impropriety as assigned by the General Counsel and in coordination with the Chief Risk and Compliance Officer on the status and results of those investigations;

•
reviewed RAAS’s historical audit coverage and assessment of risk for the purpose of developing an audit plan for the upcoming year;

•
reviewed reports of RAAS concerning progress against their audit plan, department staffing and professional qualifications, and the status of management action plans for previously identified action steps;

•
reviewed reports regarding information technology security, including cybersecurity, and responses to and investigations of breaches; and

•
reviewed the status of any accounting, internal accounting controls or auditing related complaints received through Carnival Corporation & plc’s third-party administered hotline and other channels.

COMPENSATION COMMITTEES

The Compensation Committees of the Boards are comprised of the following four independent Non-Executive Directors:
•
Randall Weisenburger (Chair);

•
Jason Glen Cahilly;

•
Helen Deeble; and

•
Laura Weil.

During the year, five meetings of the Carnival plc Compensation Committee were held which were attended by all members then serving. Executive Directors are invited to attend for appropriate items, but are excluded when their own performance and remuneration are being discussed and determined.
The Compensation Committees are responsible for the:
•
evaluation and approval of the Director and Executive Officer compensation plans, policies and programs;

•
annual review and approval of the corporate goals and objectives relevant to our CEO’s compensation;

•
determination and approval of the compensation of our CEO, the other Executive Directors and other members of senior management;

•
overseeing and approving the Carnival plc directors’ remuneration policies;

•
overseeing the administration of our stock equity incentive plans and our employee stock purchase plans; and

•
recommendations to the Boards with respect to the compensation of the Non-Executive Directors.

When selecting or appointing candidates to the position of our Chair of the Compensation Committees, the Nominating & Governance Committees and the Boards shall give particular consideration to candidates who have previously served on a compensation committee for at least 12 months.
The Compensation Committees are empowered to retain compensation consultants of their choice to be used to assist in the evaluation of compensation issues.

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Annex C―Carnival plc Corporate Governance Report
Committees of the Boards
COMPLIANCE COMMITTEES

The Compliance Committees of the Boards are comprised of the following five independent Non-Executive Directors:
•
Jeffrey J. Gearhart (Chair);

•
Sir Jonathon Band;

•
Stuart Subotnick;

•
Laura Weil; and

•
Randall Weisenburger.

During the year, four meetings of the Carnival plc Compliance Committee were held, which were attended by all members then serving, other than Mr. Weisenburger who did not attend one meeting due to a flight delay.
The principal function of the Compliance Committees is to assist the Boards with oversight of activities that are designed to promote (a) ethical conduct, (b) a high level of integrity, and (c) compliance with all laws, regulations and policies applicable to us. In addition, the Compliance Committees:
•
provide functional oversight of Global E&C, including receiving regular reports from, and providing direction to the Chief Risk and Compliance Officer with respect to the activities of Global E&C;

•
oversee risk management processes with respect to compliance with laws and regulations relating to general compliance and privacy, including Global E&C’s activities supporting a high level of ethics and integrity;

•
review the results of compliance with our Code of Business Conduct and Ethics, vendors’ compliance with our Business Partner Code of Conduct and Ethics, conflicts of interest disclosures, and mitigation plans to manage significant ethics-related risks;

•
review results of any internal or external audits and investigations that have relevance to significant business ethics or compliance matters, mitigation plans and related monitoring;

•
review and oversee policies and procedures for confidential submission, receipt, retention and treatment of complaints or concerns (other than those related to accounting, internal accounting controls and auditing matters); and

•
promote accountability of senior management with respect to ethics and compliance matters and review all significant allegations of misconduct by Board members, the CEO, Global Executive Leadership and Executive Officers.

HESS COMMITTEES

The HESS Committees of the Boards are comprised of the following five independent Non-Executive Directors:
•
Sir Jonathon Band (Chair);

•
Nelda J. Connors;

•
Helen Deeble;

•
Katie Lahey; and

•
Randall Weisenburger.

During the year, four meetings of the Carnival plc HESS Committee were held, which were attended by all members currently serving. Our CEO attended all meetings of the HESS Committees during the year. Presidents of our cruise brands also generally attend meetings of the HESS Committees. Jeffrey J. Gearhart served on the HESS Committees until April 2025.
The principal function of the HESS Committees is to assist the Boards in fulfilling their responsibility to:
•
supervise and monitor HESS and sustainability policies, procedures, practices, programs and initiatives at sea and ashore;

•
review and recommend appropriate health, environmental, safety, security and sustainability policies, procedures, practices and training, and oversee our monitoring and enforcement of such policies, procedures and practices;

•
oversee risk management related to significant HESS and sustainability risks and exposures as well as monitor changes to and compliance with related legal and regulatory requirements;

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Annex C―Carnival plc Corporate Governance Report
Carnival plc Supplement to the Report of the Audit Committees
•
review results of RAAS’s HESS-related audits, including any non-conformities or deficiencies identified, and the status of management plans for remedial action;

•
provide functional oversight of our Incident Analysis Group, including reviewing insights derived from the independent HESS investigations performed by the Incident Analysis Group, and review the effectiveness of management’s HESS investigation action plans;

•
review and discuss with management pending or threatened administrative, regulatory, or judicial proceedings relating to HESS that are material to us and management’s response thereto; and

•
review and recommend our objectives and plans for implementing the Companies’ policies, procedures, practices, training, compliance measures and risk management programs regarding HESS and sustainability.

NOMINATING & GOVERNANCE COMMITTEES

The Nominating & Governance Committees of the Boards are comprised of the following four independent Non-Executive Directors:
•
Stuart Subotnick (Chair);

•
Sir Jonathon Band;

•
Katie Lahey; and

•
Randall Weisenburger.

During the year, five meetings of the Carnival plc Nominating & Governance Committee were held, which were attended by all members then serving.
The principal function of the Nominating & Governance Committees is to:
•
assist the Boards by identifying individuals qualified to become Board members and recommend nominees for appointment and/or election to the Boards;

•
recommend to the Boards Director nominees for each committee;

•
make recommendations to the Boards regarding the size, structure and composition of the Boards and their Committees;

•
engage in succession planning for the Boards, their Committees, and Chief Executive Officer;

•
exercise oversight of the evaluation of the Boards, their Committees and individual Directors;

•
maintain orientation programs for new Directors and continuing education programs for all Directors; and

•
develop and recommend to the Boards a set of Corporate Governance Guidelines, and review and assess their effectiveness, including compliance with our overboarding policy.

Further information on Board succession planning process and the Boards’ Composition Policy is contained in the “Nominations of Directors” section of the Proxy Statement, and further information on our employee wellness efforts are contained in the “Workforce Engagement—Employees” section of the Carnival plc Directors’ Report. Such information is incorporated by reference into this Carnival plc Corporate Governance Report.

Carnival plc Supplement to the Report of the Audit Committees
Certain information required to be included in the Carnival plc Report of the Audit Committee is set forth in the Report of the Audit Committees included in the Proxy Statement, and which is incorporated by reference into this Carnival plc Corporate Governance Report. The principal purpose of this Carnival plc Supplement to the Report of the Audit Committees is
to comply with the UK Corporate Governance Code requirements, which are only applicable to Carnival plc.
In fiscal 2025 the Carnival plc Audit Committee developed an understanding of the accounting estimates and judgements included in Note 2 to the Carnival plc group financial statements (which are not considered to be significant) by reviewing, discussing

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Annex C―Carnival plc Corporate Governance Report
Carnival plc Supplement to the Report of the Audit Committees
with management and, where appropriate, challenging management. The Carnival plc Audit Committee was satisfied with the assessments considered and conclusions reached with respect to the above accounting matters, as further described in the Carnival plc group financial statements for fiscal 2025.
In addition, risks of fraud in relation to manual journal entries within revenue recognition was an area of focus for the Carnival plc Audit Committee and discussed with Deloitte LLP in 2025. The Audit Committee considered the presumed risks of fraud as defined by auditing standards and was satisfied that there were no significant issues.

EXTERNAL AUDITORS AND AUDIT TENDERING

The Audit Committees have the responsibility for making a recommendation on the appointment, reappointment and removal of the external auditors. Deloitte LLP was recommended by the Audit Committees for reappointment as auditor of Carnival plc at the Annual General Meeting held in April 2025, and reappointment was approved by the shareholders. The Audit Committees also reappointed Deloitte & Touche LLP (together with Deloitte LLP, “Deloitte”) as Carnival Corporation’s independent registered public accounting firm, as ratified by the shareholders at the April 2025 Annual General Meeting.
In addition, Audit Committees undertake a formal assessment of the auditor’s objectivity and independence each year, which includes:
•
a review of non-audit services provided and related fees;

•
discussion with the auditors pertaining to a written report detailing all relationships with Carnival Corporation & plc and any other party that could affect the independence or the objectivity of the auditors; and

•
evaluation with the Boards and management of the effectiveness of the external audit process.

Deloitte has served as Carnival Corporation’s and Carnival plc’s independent auditor since fiscal 2024. The Audit Committees annually evaluate Deloitte’s performance and have recommended that the shareholders vote for the reappointment of Deloitte LLP as Carnival plc’s independent auditor. Deloitte LLP’s lead audit engagement partner for Carnival plc in fiscal 2025 was Alistair Pritchard.
The Audit Committees met with the independent auditors 7 times during fiscal 2025, and additional meetings were available upon request. The Audit
Committees assess the effectiveness of the independent auditors on an ongoing basis during the year, covering qualification, expertise and resources, objectivity and independence, and the quality and effectiveness of the audit process. This assessment considers the Audit Committees’ interactions with, and observations of, the independent auditors and considers a range of factors, including:
•
experience and expertise;

•
level of professional skepticism;

•
approach to handling significant audit and accounting judgements;

•
content, quality and effectiveness and efficiency in completing the agreed external audit plan;

•
robustness of the external auditors’ reports; and

•
relevant reviews and reports issued by external regulatory bodies such as the FRC and the U.S. Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committees assessment is also formed by gathering feedback from senior management to obtain their perspectives on the effectiveness and quality of the external auditors. No material issues were identified during the external auditor effectiveness review, and the Audit Committees believe that the external auditors were effective in the current year.
The Audit Committees continue to be confident that the independence of the external auditors was not impaired in any way and Deloitte remained independent during fiscal 2025, having taken into account that:
•
immaterial permitted non-audit services were provided by Deloitte during fiscal 2025;

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Annex C―Carnival plc Corporate Governance Report
Carnival plc Supplement to the Report of the Audit Committees
•
Deloitte has complied with the requirements regarding rotation of the audit partners and managing directors;

•
no relationships were identified between Deloitte and Carnival Corporation or Carnival plc or any other parties that could affect Deloitte’s independence or objectivity; and

•
Deloitte confirmed compliance with their independence standards in their report to the Audit Committees.

The policy on Audit Committee pre-approval and permissible non-audit work of the independent auditors, is set out in the “Independent Registered Public Accounting Firm” section of the Proxy Statement, which is incorporated by reference into this Carnival plc Corporate Governance Report. Refer to Note 4 to the Carnival plc group financial statements for information on the fees payable to Deloitte for audit and non-audit services in fiscal 2025.
Carnival plc is subject to UK regulations regarding external auditor appointment and rotation. The relevant UK legislation (the Statutory Auditors and Third Country Auditors Regulations 2016) requires statutory auditors to rotate after a period of 20 years and include a mandatory competitive tender of audit firms at the 10-year midpoint. The Competition and Market Authority’s (“CMA”) Statutory Audit Services for Large Companies Market Investigation (Mandatory Use of Competitive Tender Processes and Audit Committee Responsibilities) Order 2014 (the “CMA Order”) also set out transitional rules that determine the latest date for the initial auditor rotation or tender process. The CMA Order applies to FTSE 350 companies. Carnival plc confirms that it complied with the provisions of the CMA Order in fiscal 2025, having completed the required tender in 2022 and auditor rotation in 2024.

On Behalf of the Audit Committee,
LAURA WEIL Chair of the Audit Committees January 27, 2026
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Information and Professional Development
Information and Professional Development
The Company Secretary is required to provide members of the Boards with appropriate information in advance of each meeting and Directors are required to devote adequate preparation time reviewing this information in advance of each meeting. Our Company Secretary is also responsible for advising the Boards through our Chair on all corporate governance matters.
All Directors have access to the advice and services of our Company Secretary and are permitted to obtain independent professional advice, at Carnival Corporation & plc’s expense, as he or she may deem necessary to discharge his or her responsibilities as a Director. A Director is required to inform the Senior Independent Director of his or her intention to do so.
All Directors are encouraged to continue to develop their skills and knowledge. We provide a number of different presentations and educational programs for Directors by senior management and outside experts on topics such as industry trends, corporate governance and sustainability developments, cybersecurity, and other topics related to areas of Board oversight. Directors are also encouraged to attend additional continuing educational programs. They also receive materials and updates from management on a regular basis regarding new developments, changes or trends.

Board Performance Evaluations
The Nominating & Governance Committees and the Boards conduct performance evaluations of the Boards, the Boards’ Committees and the members of our Boards of Directors on an annual basis. As part of this process in 2025, each Director was required to complete a detailed questionnaire about the performance of the Boards. The questionnaires were reviewed and assessed by the Nominating & Governance Committees.
In addition, the Nominating & Governance Committees reviewed the individual performance of each Director focusing on his or her contribution to Carnival Corporation & plc, and specifically focusing on areas of potential improvement. In making their assessment, the Nominating & Governance Committees reviewed the Board composition, including backgrounds, qualifications, skills, attributes, viewpoints, experiences and perspectives in the context of the needs of the Boards, and with the aim of achieving an appropriate balance on the Boards, and how effectively the Board members work together to achieve the Boards’ objectives. The performance review of Micky Arison, in his role as Chair, was conducted separately by the Non-Executive Directors, led by the Senior Independent Director, Randall Weisenburger, taking into account the view of the other Executive Director.
The Nominating & Governance Committees also discuss and review with Non-Executive Directors any significant time commitments they have with other companies or organizations. In fiscal 2025, no significant external commitments were identified during the Nominating & Governance Committees’ review. In addition, the number of directorships held by Non-Executive Directors is taken into account, in line with Carnival Corporation & plc’s overboarding policy.
In October 2025, the Nominating & Governance Committees reported the results of the performance evaluations to the Boards. The Boards concluded that each Director was an effective member of the Boards and had sufficient time to carry out properly their respective commitments to the Boards, their Committees and all other such duties as were required of them. It is the view of the Nominating & Governance Committees and the Boards that the Boards continued to operate effectively during fiscal 2025.
Following the completion of the evaluations, the Boards and Committees review the strengths and areas of improvement as well as identify follow up actions. For example, in response to feedback received as part of the prior Board evaluations, the Boards instituted a third in person meeting for fiscal 2025 and refined the approach for certain management presentations to the Boards. In addition, based on

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Directors’ Remuneration
the feedback received as part of the 2025 evaluations, the Boards instituted additional briefing sessions with the CEO in between meetings.
During fiscal 2025, the Audit Committees, the Compensation Committees, the Compliance Committees, the HESS Committees and the Nominating & Governance Committees also reviewed their own performance against their respective charters by completing questionnaires that were provided to the Chair of the Nominating & Governance Committees. The results of such reviews were discussed among the members and reported to the Boards. The Boards concluded that the Audit Committees, the Compensation Committees, the Compliance Committees, the HESS Committees and the Nominating & Governance Committees continued to function effectively and continued to meet the requirements of their respective charters.
During fiscal 2022, the Nominating & Governance Committees engaged The Governance Solutions Group, an independent third-party governance expert which has no other connection to Carnival Corporation & plc or any individual Director, to perform an assessment of the effectiveness of the Boards. The third-party governance expert interviewed each Director elected in 2021 and members of senior management who interact substantially with the Boards. Some of the main focus areas for the assessment were boards dynamics and rapport, board interaction and relationship with management, meeting structure and format, board balance and refreshment, board meeting logistics, meeting discussion topics and committee division of responsibilities.
Following the completion of the assessment, the third-party governance expert reviewed the results of the assessment with the incumbent Senior Independent Director and then presented the results as well as recommendations to the full Boards, including our Chair, for discussion in late 2022. The overall conclusion of the assessment was that the Boards effectively carry out their responsibilities. The assessment praised the high commitment and engagement level of the Directors, the strong working relationship between the Boards and management and depth of knowledge and skills of Directors. It also noted that while virtual Board meetings have been necessary, in-person meetings can better promote camaraderie as well as facilitate less structured conversations and, as a result, adding a second in-person meeting was recommended. Given that the Compliance Committees was created much later than the other Board Committees, the assessment also noted some overlap between Audit, HESS and Compliance Committees’ areas of responsibility. Based on the feedback from the third-party governance expert-led evaluation process, the Boards of Directors instituted a second in-person Board meeting in fiscal 2023. In addition, as part of the annual review of the Committee Charters, the Audit, Compliance and HESS Committees made several revisions to their Charters to clarify their areas of responsibility. The UK Corporate Governance Code provides that an externally facilitated evaluation of the Boards should be undertaken at least once every third year. The Boards consider its current internally led approach to be effective and may engage an external third-party facilitator on an as-needed basis, but not necessarily according to a strict schedule.

Directors’ Remuneration
The Carnival plc Directors’ Remuneration Report is presented in two parts, with Part I forming part of the Proxy Statement and Part II being attached as Annex B to the Proxy Statement. A resolution to approve the Carnival plc Directors’ Remuneration Report will be proposed at the 2026 Annual General Meeting.

Relations with Shareholders
The formal channels of communication by which the Boards communicate to shareholders the overall performance of Carnival Corporation & plc are the Carnival plc Annual Report, Carnival plc half yearly financial report, Carnival Corporation & plc Annual Report, joint Annual Report on Form 10-K, joint Quarterly Reports on Form 10-Q, joint Current Reports on Form 8-K, Proxy Statement and press releases.

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Annex C―Carnival plc Corporate Governance Report
Annual Meetings of Shareholders
Senior management, Executive Directors, including the CEO and the Chair of the Boards, and Non-Executive Directors, as appropriate meet periodically with representatives of institutional shareholders to discuss their views and the strategies and objectives of Carnival Corporation & plc. Issues discussed with institutional shareholders during 2025 include our strategic, financial and operating priorities and recent performance, executive compensation, Board refreshment, composition and skills, and environmental, health, safety and sustainability initiatives.
Presentations are made to representatives of the investment community periodically in the U.S., the UK and elsewhere. Results of each fiscal quarter are reviewed with the investment community and others following each quarter on conference calls that are broadcast live over the Internet.
The feedback we receive from shareholders and corporate brokers is shared with our senior management, full Boards and relevant Committees, as appropriate, who use it to inform decision-making regarding our practices, policies, and disclosures.
During fiscal 2025, management provided quarterly updates to the Boards regarding investor relations matters.
Shareholders will have the opportunity at the 2026 Annual General Meeting, notice of which is contained in the Proxy Statement, to ask questions of our CEO, as the representative of the Board, and other members of senior management.
The Boards have implemented procedures to facilitate communications between shareholders or interested parties and the Boards. Shareholders or interested parties who wish to communicate with the Boards or the Senior Independent Director should address their communications to the attention of the Company Secretary of Carnival Corporation & plc at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States. The Company Secretary promptly forwards to the Senior Independent Director those communications which the Company Secretary believes require immediate attention. The Senior Independent Director notifies the Boards or the Chair of the relevant Committees of the Boards of those matters that he believes are appropriate for further action or discussion.

Annual Meetings of Shareholders
This year the Annual Meetings of Shareholders will be held at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida, United States on Friday, April 17, 2026. Special meetings of the shareholders of Carnival Corporation and Carnival plc and the Carnival plc court meeting (the “Special Meetings”) will be held immediately prior to the Annual Meetings of Shareholders to consider the proposed unification of the DLC structure under a single company, Carnival Corporation, with Carnival plc as its wholly-owned UK subsidiary, the shifting of Carnival Corporation’s legal incorporation from Panama to Bermuda under the name Carnival Corporation Ltd., and the related proposals.
The Annual Meetings of Shareholders will commence at 9:00 a.m. (EDT) (or as soon thereafter as the Special Meetings shall have been concluded or adjourned), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.
We are also pleased to host a live video broadcast of the Annual Meetings of Shareholders at our Carnival plc headquarters located at Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom at 2:00 p.m. (BST) (or as soon thereafter as the Special Meetings shall have been concluded or adjourned). Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors present at the Annual Meetings in Florida, but will not be treated as, or considered to be, “in attendance” at the Annual Meetings.

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Annex C―Carnival plc Corporate Governance Report
Workforce Engagement
Workforce Engagement
In line with the UK Corporate Governance Code, Randall Weisenburger was appointed in 2020 as the designated Non-Executive Director for workforce engagement. We leverage the designated Non-Executive Director role as a leader in this area while incorporating all Non-Executive Directors in workforce engagement activities throughout the global organization. Mr. Weisenburger has experience with human resource management responsibilities in large and global organizations which enables him to assist our Boards in overseeing strategy, succession planning, talent development and our executive compensation program and positions him to lead our employee engagement efforts. As our Senior Independent Director and Chair of the Compensation Committees, Mr. Weisenburger also has extensive Board leadership experience which facilitates effective coordination of efforts with other Board members.
The main responsibilities of this role are the governance and oversight of the following matters:
•
to directly engage with the workforce (which we also refer to as team members) in order to ensure their feedback and concerns are appropriately relayed to the Boards, and that strategic direction and priorities of the Boards are communicated throughout the workforce;

•
to coordinate direct engagement between other Non-Executive Directors, management and the workforce, as appropriate;

•
to support the Boards’ discussion of employee engagement efforts and structure the contents of such discussions;

•
to monitor and evaluate policies and practices relating to workforce engagement to ensure that the efforts on workforce engagement are effective, consistent with our values and support our long-term sustainable success and that employee feedback is shared and collected in a balanced and transparent way; and

•
to report on the results of workforce engagement efforts, including any feedback and concerns from the workforce to the Boards periodically, and make any recommendations arising from those reports to the Boards.

We believe that having a designated Non-Executive Director who is supported in the workforce engagement efforts by senior management, the global human resources department, the subsidiary management teams and other Board members, as appropriate, allows for a wide variety of perspectives to be heard, provides for more focused oversight and clear division of responsibility, and is and continues to be an appropriate and effective workforce engagement method. In this role, Mr. Weisenburger is also supported by senior management who are responsible for the day-to-day implementation of the efforts on workforce engagement.
Our Non-Executive Directors are teamed up with our global brands to facilitate focused ship and shore site visits over the course of the year. Each Non-Executive Director engages directly with team members and local management through organized sessions, such as townhalls or less formal conversations during site visits. These partnerships are rotated periodically so each Non-Executive Director has an opportunity to engage with team members and management throughout the entire organization.
The Non-Executive Directors share their experiences with each other and incorporate these experiences in their broader service on the Boards.
Given the global nature of our business with various operating companies, most workforce engagement activity is conducted at the subsidiary level under the leadership of the respective operating company management. During fiscal 2025, our workforce engagement strategy involved a continuation of a number of initiatives, led by various leaders throughout our organization, such as an in person and virtual townhall meetings as well as visits. Mr. Weisenburger and the other Non-Executive Directors continued in-person events and visits. Through these visits, team members had the opportunity to meet and speak with members of the Boards. The Boards receive regular reports from management regarding health and safety protocols and other critical matters as they relate to the workforce. The Boards continued to work closely with management to balance the needs of the business with that of its workforce, shareholders and other stakeholders.

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Annex C―Carnival plc Corporate Governance Report
Workforce Engagement
During fiscal 2025, with the full support of the Boards, we continued our initiatives designed to engage with and care for our workforce. Key areas of focus included outreach and wellness, culture and staffing. The Boards and their Committees received periodic reports from senior management on key issues and developments. Mr. Weisenburger reported to the full Boards on the workforce engagement efforts.
Our pay practices are established to attract and retain talented individuals at all levels of the organization and to reward performance, as described in the “Staffing” section below.
For additional information on how the interests of team members have been considered by the Boards in their discussions and decision-making, refer to the following section of the Strategic Report: 1.A.II. Purpose & Mission, Core Values and Priorities, 1.C.XIII. Human Capital Management and Employees, 1.C.XIV. Ethics and Compliance and 7. Section 172(1) Statement. A statement describing how the Directors have performed their duty to act in the way they consider, in good faith, would most likely promote the success of Carnival Corporation & plc for the benefit of its members as a whole having regard to the stakeholders and matters set out in Section 172(1) (a) to (f) of the Companies Act, is included in the Strategic Report.

OUTREACH AND WELLNESS

We have a program in place that assigns one or several Non-Executive Directors to a certain brand or group of brands for a one-year period so that they may develop a better understanding of that brand or brands’ operations and culture as well as the priorities and concerns of team members. The program aims to rotate the assignments periodically so that each Non-Executive Director may, over time, engage with all our brands or groups of brands. As part of this program, in fiscal 2025 the Non-Executive Directors conducted shoreside and shipboard visits to meet with management and to engage with team members and crew.
We also remained dedicated to maintaining and improving our ongoing communication with and from team members. Our brands primarily focused on communications channels, including self-service portals, regular town halls, department meetings, weekly newsletters, email updates, captain meetings, ship team conferences with shoreside leaders, and video messages. Management, with support of the Boards of Directors, focused on initiatives in response to feedback received through these channels. Team member interaction with leaders and colleagues is encouraged in advance of the town hall meetings, and during the meetings. Town halls, in addition to other existing communication channels, such as the hotline referred to in the “Hotline for Reporting Concerns” section below, also allowed our workforce to provide comments and ask questions.
The feedback obtained from the townhall meetings, surveys and other channels resulted in various initiatives at our brands. With the support of the Boards, management actioned the feedback received through an assortment of communication, health and wellness and enrichment and recognition efforts. The initiatives to address the feedback received vary by brand. Examples of the 2025 initiatives include:
•
gathering information to determine what crew facilities onboard need updating and then working with the staff officers to address the feedback;

•
management training and supervisory development training for line level supervisors and middle management or officers;

•
culture enriching courses and resources through computer-based learning;

•
ship senior leadership meetings with middle management to identify tools to empower and facilitate the middle managers’ professional development;

•
ship management meetings with new team members to facilitate integration into their new working environment; and

•
use of townhalls to address questions raised anonymously or arising at the event.

In 2025, we updated previously established global well-being standards for shipboard team members, including preventative health offers, such as vaccination protection and the prevention and

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Annex C―Carnival plc Corporate Governance Report
Workforce Engagement
detection of mental illnesses, among other benefits. In 2025, we continued our focus on crew welfare. Additional activities for shipboard team members included developmental and cultural programs (language learning, seminars, financial classes), culinary events (enhanced Sunday buffets, thematic dinners), social and recreational (movie nights, gaming), sports (basketball tournaments, free bicycle rental at ports, guest gym access), and wellness (wellness fairs, meditation sessions, spa nights).

CULTURE

Our Purpose & Mission statement, which was updated in fiscal 2023, continues to be aligned with our strategy, culture and priorities.
Our priorities, which were last refined in 2025, are as follows:
1. Ensure each of our world-class cruise lines owns its space in the vacation market.
2. Be Travel and Leisure’s employer of choice.
3. Stay committed to excellence in compliance, environmental protection and the well-being of every life we touch.
4. Execute our sustainability roadmap.
5. Further strengthen our balance sheet while delivering outsized shareholder returns.
We also continue to implement and monitor our Core Values, which are the key beliefs and behaviors that define who we are, what we stand for, and how we operate. Our Core Values connect us to each other and the organization and serve as guiding principles to help us make decisions, build relationships, solve problems and achieve success.
Our Core Values, which were last refined during 2025, are as follows:
•
       Listen & Learn—We listen—actively and inclusively—to make better decisions and learn from our successes and failures.

•
       Speak Up—We can respectfully share ideas, feedback, concerns and questions with confidence.

•
       Respect & Protect—We protect what matters—our people, our company and our planet—treating everyone with dignity and respect.

•
       Always Improving—We always try to do our jobs better and innovate to drive the business forward.

•
       Better Together—We work collaboratively as a team to successfully deliver on our purpose, mission and goals.

•
       Guest Obsessed—We put our guests front and center, delighting them at every opportunity.

In 2025, we also continued our Cross Brand Culture and Engagement Survey using a common assessment centered on our Core Values across ship and shore operations for all our team members. This comprehensive annual survey remains a key management tool for tracking our cultural health and informing our initiatives, setting targets and action plans to strengthen our culture.
To further elevate the importance of strengthening our corporate culture, management, with oversight from the Boards, continued its culture governance process. Our senior management team remains responsible and accountable for developing the strategy and targets for culture improvements. Leveraging the expertise of our human resource professionals, HR leaders within each operating unit or brand are responsible for executing the strategy and providing periodic reports that summarize progress, key initiatives, and related activities.
We are focused on supporting a ‘Culture of Compliance’ through various compliance monitoring, communication, and continuous improvement processes. The Boards, together with their Committees, also play an important role in monitoring and assessing our culture to ensure that it is aligned with our strategy, values and mission (purpose) and reviewing management’s actions to improve this alignment. As part of that role, in 2025 the Directors received and reviewed reports on the progress of our Core Values.
Our goals include fostering a positive and just culture that involves supporting recruiting, developing and retaining an exceptional workforce. A highly motivated and engaged workforce is essential to delivering

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Annex C―Carnival plc Corporate Governance Report
Gender and Ethnic Background Representation
extraordinary cruise vacations. We prioritize building trust-based relationships by listening to our team members and acting on their ideas, using feedback tools to monitor our progress and guide continuous improvement. We remain focused on becoming the travel & leisure’s employer of choice. We celebrate our diverse team of over 160,000 team members representing approximately 150 countries and are committed to providing a welcoming and inclusive environment where people from different backgrounds, experiences, and walks of life can succeed. We care deeply for our team members and work hard to always cultivate an atmosphere of openness, respect, and trust. We know our team members are at the heart of inspiring unforgettable happiness, so we strive to be the world’s number one choice for hospitality, travel and leisure careers.

STAFFING

We continued our commitment to job creation by hiring additional team members in support of team member health and well-being through right sizing staffing levels.
Our pay practices are established to attract and retain talented individuals at all levels of the organization and to reward performance. Engagement with the workforce on common pay programs with the support of the Boards were coordinated across the organization and shared locally via townhalls, communications from senior leadership and from their team leaders. Through these channels the workforce is made aware of the ways in which both they and executives participate in our pay for performance culture. Use of local engagement channels allowed each brand to tailor conversations to their specific programs. Our common programs for 2024 included merit increases and common forms of annual equity incentives for eligible employees, including expansion of participation in our performance equity incentive to a broader range of participants, which apply to our executives and key personnel. In addition, 2024 saw initiation of phase one of a common shoreside global grading structure for all jobs across all our brands, global regions, and corporate operating units. This initiative promotes enhanced career mobility within the organization, while also providing more consistent and transparent pathways for professional development and advancement. Over time, this framework is intended to be used for determining all aspects of total rewards. These programs, established with the support of the Boards of Directors, reinforce our focus on retaining, rewarding and investing in our workforce as well as the alignment of our pay for performance philosophy for executives and the workforce.

Gender and Ethnic Background Representation
In accordance with UKLR 6.6.6R(10), we are disclosing in the prescribed table format the data for our Boards and executive management as of the reference date, November 30, 2025, being the last day of our fiscal year and the reference date selected by the
Boards. This data was collected via questionnaires on a confidential and voluntary basis. The individuals were asked to self-report their gender and ethnicity information by choosing one or more options from a list or by providing their own response.

REPORTING ON GENDER IDENTITY OR SEX

	Number of Board members	Percentage of the Boards	Number of senior positions on the Boards (CEO, SID and Chair)	Number in executive management*	Percentage of executive management*
Men	6	55%	3	8	62%
Women	4	36%	—	5	38%
Not specified / prefer not to say	1	9%	—	—	—
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Annex C―Carnival plc Corporate Governance Report
Hotline for Reporting Concerns
REPORTING ON ETHNIC BACKGROUND

	Number of board members	Percentage of the board	Number of senior positions on the board (CEO, SID and Chair)	Number in executive management*	Percentage of executive management*
White British or other White (including minority-white groups)	9	82%	3	9	69%
Mixed/Multiple Ethnic Groups	—	—	—	—	—
Asian/Asian British	—	—	—	—	—
Black/African/Caribbean/Black British	1	9%	—	—	—
Other ethnic group	—	—	—	4	31%
Not specified / prefer not to say	1	9%	—	—	—

*
In accordance with the UKLR, “executive management” comprises the Chief Executive Officer and the most senior level of managers reporting to the Chief Executive Officer, as well as the Company Secretary.

APPROACH TO DATA COLLECTION

The data above was collected via questionnaires on a confidential and voluntary basis. The individuals were asked to self-report their gender and ethnicity information by choosing one or more options from a list or by providing their own response.

Hotline for Reporting Concerns
We have policies and procedures in place for employees and other stakeholders to report any concerns or complaints regarding actual or suspected violations of our Code of Business Conduct, our other policies, or the laws, and for appropriate investigations into and treatment of any such reports. We also provide an independent, third-party-hosted hotline where reports can be made in a secure, confidential and, where desired and permitted by applicable laws, anonymous manner. Our Compliance Committees are responsible for monitoring policies and procedures relating to submission, retention and treatment of reports described above. The Compliance Committees review and discuss on a quarterly basis reports regarding the status of hotline activity, trends and the results of any significant investigations (other than those relating to audit and accounting matters and HESS-related matters which are reviewed by the Audit Committees and HESS Committees, respectively). The reports are also shared with the full Boards. The Compliance Committees also review on a regular basis the policies and procedures relating to hotline complaints to ensure that they remain appropriate and effective.

Internal Control and Risk Management
A description of the Carnival Corporation & plc internal controls and risk management systems in relation to the financial reporting process can be found in the Strategic Report under Section 3. “Internal Control and Risk Assessment” and in the Proxy Statement under “Risk Oversight.”

Directors’ Responsibility for Financial Statements
The Statement of Directors’ Responsibilities in relation to the Carnival plc financial statements is included in the Carnival plc Directors’ Report attached as Annex A to the Proxy Statement.

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Annex C―Carnival plc Corporate Governance Report
Statement of Compliance with the UK Corporate Governance Code
Statement of Compliance with the UK Corporate Governance Code
The UK Corporate Governance Code 2018 applied to Carnival plc during the course of the financial year. Set out below is a chart that illustrates how Carnival Corporation & plc has applied the principles of the
UK Corporate Governance Code during the year ended November 30, 2025. A copy of the UK Corporate Governance Code is available on the website of the FRC at www.frc.org.uk.

1. Board leadership and company purpose
A. Effective Board	Proxy Statement: “Governance and Board Matters.” Carnival plc Corporate Governance Report: “Board Performance Evaluations”; “Board Structures and Delegation to Management.” Carnival plc Strategic Report: “7. Section 172(1) Statement.”
B. Purpose, values and culture	Carnival plc Corporate Governance Report: “Workforce engagement”—”Culture”; “Board Performance Evaluations.”
C. Governance framework and Board resources	Carnival plc Corporate Governance Report: “Board Performance Evaluations”; “Board Structures and Delegation to Management.”
D. Stakeholder engagement
Carnival plc Corporate Governance Report: “Workforce Engagement”; “Relations with Shareholders.”
Proxy Statement: “Shareholder Engagement”
Carnival plc Directors’ Remuneration Report (Part I): “Executive Summary”—”Shareholder Engagement.”
Carnival plc Strategic Report: “1.A.II. Purpose & Mission, Vision, Values and Priorities”; “1.C.II. Ships Under Contract for Construction”; “1.C.VII. Cruise Pricing and Payment Terms”; “1.C.IX. Onboard and Other Revenues”; “1.C.XI. Sales Channels”; “1.C.XII. Suppliers”; “1.C.XVIII. Governmental and Other Regulations”; and “7. Section 172(1) Statement.”

E. Workforce policies and practices
Carnival plc Corporate Governance Report: “Workforce engagement”; “Hotline for Reporting Concerns.”
Carnival plc Directors’ Report: “Corporate and Social Responsibility”—”Employees.”
Carnival plc Corporate Governance Report: “Workforce Engagement.”

2. Division of responsibilities
F. Board roles	Carnival plc Corporate Governance Report: “Board Balance and Independence”; “Board Procedures and Responsibilities”; “Board Structures and Delegation to Management.”
G. Independence	Carnival plc Corporate Governance Report: “Board Balance and Independence.”
H. Time commitment and external appointments	Carnival plc Corporate Governance Report: “Board Procedures and Responsibilities”; “Board Performance Evaluations.”
I. Resources, information and Company Secretary	Proxy Statement: “Board Orientation and Education.”
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Annex C―Carnival plc Corporate Governance Report
Statement of Compliance with the UK Corporate Governance Code
Carnival plc Corporate Governance Report: “Information and Professional Development.”
3. Composition, succession and evaluation
J. Appointments to the Board	Carnival plc Corporate Governance Report: “Board Composition.” Proxy Statement: “Nominations of Directors.”
K. Boards skills, experience and knowledge	Carnival plc Corporate Governance Report: “Board Refreshment”; “Board Composition”; “Corporate Governance Guidelines.” Proxy Statement: “2026 Nominees for Re-Election to the Boards.”
L. Annual Board evaluation	Carnival plc Corporate Governance Report: “Board Performance Evaluation.”
4. Audit, risk and internal control
M. External and internal audit, integrity of financial statements	Proxy Statement: “Report of the Audit Committees.” Carnival plc Corporate Governance Report: “Carnival plc Supplement to the Report of the Audit Committees”; “Corporate and Social Responsibility.”
N. Assessment of company’s position and prospects	Carnival plc Corporate Governance Report: “Statement of Directors’ Responsibilities”; “Board Structures and Delegation to Management.”
O. Internal financial controls and risk management	Carnival plc Corporate Governance Report: “Internal Control and Risk Management.” Proxy Statement: “Risk Oversight.” Carnival plc Strategic Report: “3. Internal Control and Risk Assessment.”
5. Remuneration
P. Linking remuneration with purpose and strategy	Carnival plc Directors’ Remuneration Report (Part I): “Executive Summary”—”Our Compensation Philosophy”; “Process for Making Compensation Determinations”; “Named Executive Officer Compensation Design, Elements and Pay Mix.”
Q. Procedure for developing remuneration policy
Carnival plc Directors’ Remuneration Report (Part I): “Executive Summary”; “Process for Making Compensation Determinations”; “Named Executive Officer Compensation Design”; “Elements and Pay Mix.”
Carnival plc Directors’ Remuneration Report (Part II): “2. Implementation Section”—”2.1 Implementation of Approved Policy,” “2.9 Non-Executive Directors.”

R. Remuneration outcomes	Carnival plc Directors’ Remuneration Report (Part I): “Executive Summary”; “Process for Making Compensation Determinations”; “Named Executive Officer Compensation Design”; “Elements and Pay Mix.”
Carnival Corporation & plc has applied all principles of the UK Corporate Governance Code and complied with its provisions throughout the year ended November 30, 2025, with the following exceptions:
•
Provision 3 provides that the Chair should seek regular engagement with major shareholders. While our Chair participates in select shareholder engagement meetings, as an Executive Director and a significant shareholder, he does not lead our Board’s regular shareholder engagement program. In order to facilitate effective shareholder engagement and achieve what we believe to be a

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Annex C―Carnival plc Corporate Governance Report
Statement of Compliance with the UK Corporate Governance Code better corporate governance outcome, our shareholder engagement program is primarily led by our investor relations team and our CEO, with support from other members of senior management, our Chair, our Senior Independent Director, and other Non-Executive Directors and/or Committee chairs, as appropriate, as explained in this Corporate Governance Report under “Relations with Shareholders” and in the Proxy Statement under “Shareholder Engagement”;
•
Provision 19 provides that the Chair should not remain in post beyond nine years from the date of their first appointment to the Board. In addition, Provision 9 provides that the Chair should be independent on appointment. Our Chair of the Board of Directors of Carnival plc has been in his post for longer than nine years and was not considered independent on appointment. The Boards believe that due to Mr. Arison’s unique experience and skills, his continued service as Chair is in the best interests of the Companies and their shareholders, as explained in this Corporate Governance Report under “Board Balance and Independence;”

•
Provision 21 provides that FTSE 350 companies should undertake an externally facilitated board review at least every three years. The Boards, supported by the N&G Committees, oversaw a rigorous internal evaluation of the Boards, their Committees during fiscal 2025. The Boards consider this approach effective and may engage an external third-party facilitator on an as-needed basis, but not necessarily according to a strict schedule. The most recent externally facilitated review was conducted in 2022. See “Board Performance Evaluations” in this Corporate Governance Report for additional information.
•
Provision 36 provides that share grants granted to Executive Directors should be subject to a total vesting and holding period of five years or more and that a formal policy for post-employment shareholding requirements should be developed. Our share grants to our U.S.-based CEO are subject to vesting periods that are less than five years, consistent with standard U.S. compensation practices, as explained in Part I of the Carnival plc Directors’ Remuneration Report (included in our Proxy Statement) under “Equity-based Compensation.” In addition, we do not have a formal policy for a Director’s post-employment shareholding, consistent with standard U.S. compensation practices, as explained in the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement under “Statement by Randall Weisenburger, Chair of the Compensation Committees”; and

•
Provision 38 provides that only basic salary should be pensionable. The annual bonuses of our U.S. Executive Directors, consistent with U.S. pay practices, form part of their pensionable salary, as explained in the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement under “Total Pension Entitlements.”

This Corporate Governance Report was approved by the Board of Directors and is signed by order of the Board of Directors by: DOREEN S. FURNARI Company Secretary January 27, 2026
C-22 | Carnival plc Corporate Governance Report

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV83520-P42816! ! !! ! !! ! !! ! !! ! !! ! !! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !Please indicate if you plan to attend the Annual Meeting on April 17, 2026.18. To approve, subject to Proposal 17 passing, the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc (in accordance with customary practice for UK companies). 19. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buyback programs).14. To appoint Deloitte LLP as independent auditor of Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation.15. To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditor of Carnival plc (in accordance with legal requirements applicable to UK companies).16. To receive the accounts and reports of the Directors and auditor of Carnival plc for the year ended November 30, 2025 (in accordance with legal requirements applicable to UK companies).17. To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).20. To transact such other business as may properly come before the meeting. CARNIVAL CORPORATIONThe Boards of Directors unanimously recommend that you cast your vote "FOR" Proposals 1-19.PERSONS WHO DO NOT INDICATE ATTENDANCE AT THE ANNUAL MEETING ON THIS PROXY CARD WILL BE REQUIRED TO PRESENT PROOF OF STOCK OWNERSHIP TO ATTEND.12. To hold a (non-binding) advisory vote to approve executive compensation.13. To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (in accordance with legal requirements applicable to UK companies).1. To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.2. To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.3. To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.4. To re-elect Nelda J. Connors as a Director of Carnival Corporation and as a Director of Carnival plc.5. To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.6. To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and as a Director of Carnival plc.7. To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.8. To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.9. To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.10. To re-elect Josh Weinstein as a Director of Carnival Corporation and as a Director of Carnival plc.11. To re-elect Randall Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.(Please sign exactly as name appears above.)Yes NoFor Against AbstainFor Against AbstainSCAN TO VIEW MATERIALS & VOTE wATTN: DOREEN FURNARI 3655 N.W. 87TH AVENUE MIAMI, FL 33178-2428VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction
form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.CARNIVAL CORPORATIONPROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 17, 2026The undersigned shareholders of Carnival Corporation hereby revoke all prior proxies and appoint the Chair and Secretary of the Annual Meeting, and each of them, proxies and attorneys in fact, each with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 17, 2026 or any postponement or adjournment of the Annual Meeting.The shares represented by this Proxy will be voted as specified herein. If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1-19.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.Continued and to be signed on reverse side

Admission Card Annual General Meeting Friday, April 17, 2026 at 9:00 a.m. (EDT) Venue Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United StatesIf you come to the meeting, please bring this card with you. It is evidence of your right to attend and vote at the meeting and will help you gain admission as quickly as possible. Please also see overleaf.Notice of Availability – important, please read carefully. You can now access the 2025 Carnival plc Annual Report and the 2026 Notice of Annual General Meeting at www.carnivalplc.com under ‘Investors,’ ‘Financial Information’ and then ‘View Reports.’ You can submit your proxy via the Internet at www.shareview.co.uk.Notes 1. A shareholder entitled to attend and vote at the meeting may appoint one or more proxies to attend, speak and vote instead of that shareholder. All of the proposed resolutions will be voted on a poll. A proxy need not be a shareholder of the Company. 2. A shareholder who appoints more than one proxy must appoint each proxy to exercise the votes attaching to speciﬁed shares held by that shareholder. To appoint more than one proxy, additional proxy cards may be obtained by visiting the website of our Registrar, Equiniti, at www.shareview.co.uk, or you may photocopy this proxy card. Please indicate in the box next to the proxy holder's name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All proxy cards must be signed and should be returned together in the same envelope. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one which was executed last shall be treated as replacing and revoking the others in their entirety as regards that share. If the Company is unable to determine which was executed last, none of them shall be valid in respect of that share. 3. To be valid, your signed and dated proxy card must be completed, signed and deposited together with any power of attorney or authority under which it is signed or a certiﬁed copy of such power of attorney or authority (by post), at the ofﬁces of the Company’s registrar, Equiniti Limited, Aspect House, Spencer Road, Lancing, BN99 6DA, as soon as possible and no later than 2:00 p.m. (BST) on April 15, 2026. In the case of a corporation, the proxy card should be executed under its common seal and/or the hand of a duly authorized ofﬁcer or person. 4. The Abstain box is provided to enable you to abstain on any particular resolution. However, it should be noted that a vote ‘Abstain’ is not a vote in law and will not be counted in the calculation of the proportion of votes ‘For’ and ‘Against’ a resolution but will be counted to establish if a quorum is present. 5. Shareholders are entitled to vote online at www.shareview.co.uk. First, please log in to your Shareview Portfolio. Once you have logged in, simply click ‘View’ on the ‘My Investments’ page and then click on the link to vote and follow the on-screen instructions. If you have not yet registered for a Shareview Portfolio, please go to www.shareview.co.uk and enter the requested information. Alternatively, CREST members can submit their proxy through the CREST Electronic Proxy Appointment Service (ID RA19). 6. Only those shareholders registered on the register of members of the Company at 6:30 p.m. (BST) on April 15, 2026 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 15, 2026 shall be disregarded in determining the rights of any person to attend or vote at the meeting. 7. In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names stand on the register of members of the Company in respect of the relevant joint holding. 8. To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer’s agent (ID RA19) by 2:00 p.m. (BST) on April 15, 2026. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST system) from which the issuer’s agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertiﬁcated Securities Regulations 2001. If you are an institutional investor, you may also be able to appoint a proxy electronically via the Proxymity platform. 9. Return of this proxy card will not prevent a registered shareholder from attending the meeting and voting in person. 10. In respect of any resolution for which you have not given speciﬁc instructions on how your proxy should vote, your proxy will have discretion to vote on that resolution, in respect of your total holding, as they see ﬁt. Your proxy will also have discretion to vote as they see ﬁt on any other business which may properly come before the meeting, including amendments to resolutions, and at any adjournment of the meeting.Proposal For Against Abstain 1. To re-elect Micky Arison as a Director of Carnival Corporation and Carnival plc 2. To re-elect Sir Jonathon Band as a Director of Carnival Corporation and Carnival plc 3. To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and Carnival plc 4. To re-elect Nelda J. Connors as a Director of Carnival Corporation and Carnival plc 5. To re-elect Helen Deeble as a Director of Carnival Corporation and Carnival plc 6. To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and Carnival plc 7. To re-elect Katie Lahey as a Director of Carnival Corporation and Carnival plc 8. To re-elect Stuart Subotnick as a Director of Carnival Corporation and Carnival plc 9. To re-elect Laura Weil as a Director of Carnival Corporation and Carnival plc 10. To re-elect Josh Weinstein as a Director of Carnival Corporation and Carnival plc 11. To re-elect Randall Weisenburger as a Director of Carnival Corporation and Carnival plc 12. To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies) Proposal For Against Abstain13. To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (as set out in the annual report for the year ended November 30, 2025) 14. To appoint Deloitte LLP as independent auditor of Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting ﬁrm of Carnival Corporation 15. To authorize the Audit Committee of the Board of Directors of Carnival plc to determine the remuneration of the independent auditor of Carnival plc 16. To receive the accounts and the reports of the Directors and auditor of Carnival plc for the year ended November 30, 2025 17. To approve the giving of authority for the allotment of new shares by Carnival plc 18. To approve, subject to Proposal 17 passing, the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc 19. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open marketSHAREHOLDER REFERENCE NUMBERDate*For the appointment of more than one proxy, please refer to Note 2. This card should not be used for any comments, change of address, or other queries. Please send a separate instruction.I/We, hereby appoint the Chair of the meeting, or as my/our proxy to attend and vote on my/our behalf at the Annual General Meeting of Carnival plc (the Company) to be held on Friday, April 17, 2026 and at any adjournment of the meeting. I would like my proxy to vote on the resolutions proposed at the meeting as indicated on this proxy card. Please indicate your vote by marking the appropriate boxes in black ink like thisXSignatureAnnual General Meeting++ ++*Please tick here if this proxy appointment is one of multiple appointments being made.2715-0150

Equiniti Aspect House Spencer Road LANCING BN99 6GLBusiness Reply Plus Licence Number RRHE-RYJB-ZUELFDTTDTFDTDAATADATTAFFTFTDTDDFDFDFAATPoll Card Please bring this card with you to the meeting. Do NOT post this card to the Registrar.Name Signature1. To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc 2. To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc 3. To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc 4. To re-elect Nelda J. Connors as a Director of Carnival Corporation and as a Director of Carnival plc 5. To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc 6. To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and as a Director of Carnival plc 7. To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc 8. To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc 9. To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc 10. To re-elect Josh Weinstein as a Director of Carnival Corporation and as a Director of Carnival plc 11. To re-elect Randall Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc 12. To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies) 13. To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (as set out in the annual report for the year ended November 30, 2025) 14. To appoint Deloitte LLP as independent auditor of Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting ﬁrm of Carnival Corporation 15. To authorize the Audit Committee of the Board of Directors of Carnival plc to determine the remuneration of the independent auditor of Carnival plc 16. To receive the accounts and the reports of the Directors and auditor of Carnival plc for the year ended November 30, 2025 17. To approve the giving of authority for the allotment of new shares by Carnival plc 18. To approve, subject to Proposal 17 passing, the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc 19. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market RESOLUTIONS For Against Abstain